                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-2214
                                   ----------------

                             Columbia Funds Trust I
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

         One Financial Center, Boston, Massachusetts        02111
        --------------------------------------------------------------
          (Address of principal executive offices)        (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
            --------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   --------------------

Date of fiscal year end:  05/31/2005
                        ------------------

Date of reporting period: 11/30/2004
                        ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA HIGH YIELD

OPPORTUNITY FUND

SEMIANNUAL REPORT

NOVEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        34

   Statement of Operations                                                    35

   Statement of Changes in Net Assets                                         36

   Notes to Financial Statements                                              37

   Financial Highlights                                                       43

Columbia Funds                                                                47

Important Information
About This Report                                                             49

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC   MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. Plans are underway to bring Nations Funds and Columbia Funds together in a single fund family that covers a wide range of markets, sectors, and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that affect you and your account. In this matter, your timely response will enable us to implement the changes in 2005.

The increased efficiencies we expect from a more stream-lined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We will also be reducing management fees for many funds as part of our agreement in principle with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 10 ISSUERS AS OF 11/30/04 (%)

   El Paso Corp.                                       2.2
   Charter Communications Holdings LLC                 1.6
   Qwest Capital Funding, Inc.                         1.4
   Qwest Services Corp.                                1.3
   Calpine                                             1.2
   Spanish Broadcasting System, Inc.                   1.1
   Tenet Healthcare Corp.                              1.0
   Hollywood Casino Shreveport                         1.0
   Dex Media                                           1.0
   Pinnacle Entertainment                              0.9

MATURITY BREAKDOWN AS OF 11/30/04 (%)

   0 - 3 years                                         4.7
   3 - 5 years                                        12.8
   5 - 7 years                                        30.0
   7 - 10 years                                       44.2
   10 - 15 years                                       1.4
   15 - 20 years                                       0.4
   20 - 30 years                                       0.6
   Common and preferred stock                          5.1
   Cash equivalents                                    0.8

QUALITY BREAKDOWN AS OF 11/30/04 (%)

   AAA                                                 0.1
   BB                                                 11.1
   B                                                  48.9
   CCC                                                30.4
   CC                                                  5.0
   D                                                   0.8
   Non-rated                                           3.7

PORTFOLIO STRUCTURE AS OF 11/30/04 (%)

   Corporate fixed-income bonds & notes               91.9
   Preferred stocks                                    3.1
   Common stocks                                       2.6
   Convertible bonds                                   0.7
   Municipal bond (taxable)                            0.5
   Cash equivalents, net other assets & liabilities    1.2

Maturity and quality breakdowns are calculated as a percentage of investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Portfolio structure and top 10 issuers are calculated as a percentage of net assets.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 10.25% WITHOUT SALES CHARGE.

- SOLID ECONOMIC GROWTH HELPED THE FUND, ITS BENCHMARKS AND PEER GROUP TO STRONG RETURNS FOR THE PERIOD. THE FUND OUTPERFORMED ITS BENCHMARKS, THE CSFB HIGH YIELD INDEX AND THE JP MORGAN GLOBAL HIGH YIELD INDEX, AS WELL AS ITS PEER GROUP, THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY.

- THE FUND BENEFITED FROM ITS EMPHASIS ON ISSUES IN THE SINGLE B AND CCC RATINGS CATEGORIES AT A TIME WHEN INVESTORS FAVORED LOWER QUALITY, HIGHER YIELDING BONDS.

[CHART]

CLASS A SHARES                 10.25%
CSFB HIGH YIELD INDEX           9.31%

                                    OBJECTIVE
                            Seeks high current income
                                and total return

                                TOTAL NET ASSETS
                                 $619.4 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04

           CLASS A SHARES WITHOUT    CLASS A SHARES WITH              CSFB          JP MORGAN GLOBAL
                SALES CHARGE             SALES CHARGE           HIGH YIELD INDEX    HIGH YIELD INDEX
   12/1/94      $     10,000             $      9,525             $     10,000         $    10,000
  12/31/94      $     10,083             $      9,604             $     10,106         $    10,300
   1/31/95      $     10,182             $      9,698             $     10,212         $    10,432
   2/28/95      $     10,443             $      9,947             $     10,463         $    10,803
   3/31/95      $     10,511             $     10,012             $     10,582         $    10,912
   4/30/95      $     10,760             $     10,249             $     10,816         $    11,194
   5/31/95      $     10,995             $     10,473             $     11,122         $    11,513
   6/30/95      $     11,048             $     10,523             $     11,195         $    11,559
   7/31/95      $     11,235             $     10,701             $     11,368         $    11,739
   8/31/95      $     11,254             $     10,719             $     11,400         $    11,785
   9/30/95      $     11,426             $     10,883             $     11,531         $    11,925
  10/31/95      $     11,565             $     11,016             $     11,659         $    12,036
  11/30/95      $     11,636             $     11,083             $     11,714         $    12,114
  12/31/95      $     11,863             $     11,299             $     11,863         $    12,311
   1/31/96      $     12,074             $     11,500             $     12,088         $    12,545
   2/29/96      $     12,180             $     11,602             $     12,152         $    12,620
   3/31/96      $     12,073             $     11,499             $     12,120         $    12,578
   4/30/96      $     12,145             $     11,568             $     12,185         $    12,656
   5/31/96      $     12,236             $     11,655             $     12,284         $    12,752
   6/30/96      $     12,236             $     11,655             $     12,311         $    12,807
   7/31/96      $     12,310             $     11,725             $     12,422         $    12,893
   8/31/96      $     12,531             $     11,936             $     12,557         $    13,084
   9/30/96      $     12,867             $     12,256             $     12,773         $    13,394
  10/31/96      $     12,867             $     12,256             $     12,880         $    13,517
  11/30/96      $     13,113             $     12,490             $     13,081         $    13,766
  12/31/96      $     13,314             $     12,681             $     13,336         $    13,913
   1/31/97      $     13,429             $     12,792             $     13,434         $    14,023
   2/28/97      $     13,720             $     13,068             $     13,686         $    14,264
   3/31/97      $     13,447             $     12,808             $     13,533         $    14,032
   4/30/97      $     13,584             $     12,938             $     13,653         $    14,164
   5/31/97      $     13,921             $     13,259             $     13,928         $    14,491
   6/30/97      $     14,141             $     13,469             $     14,117         $    14,682
   7/31/97      $     14,481             $     13,793             $     14,416         $    15,073
   8/31/97      $     14,522             $     13,832             $     14,494         $    15,082
   9/30/97      $     14,867             $     14,161             $     14,781         $    15,382
  10/31/97      $     14,867             $     14,161             $     14,780         $    15,360
  11/30/97      $     14,991             $     14,279             $     14,885         $    15,499
  12/31/97      $     15,160             $     14,440             $     15,020         $    15,638
   1/31/98      $     15,474             $     14,739             $     15,276         $    15,880
   2/28/98      $     15,559             $     14,820             $     15,395         $    16,003
   3/31/98      $     15,751             $     15,002             $     15,472         $    16,164
   4/30/98      $     15,793             $     15,043             $     15,588         $    16,245
   5/31/98      $     15,815             $     15,064             $     15,634         $    16,268
   6/30/98      $     15,880             $     15,126             $     15,667         $    16,302
   7/31/98      $     16,072             $     15,309             $     15,777         $    16,439
   8/31/98      $     15,013             $     14,300             $     14,706         $    15,374
   9/30/98      $     14,884             $     14,177             $     14,704         $    15,358
  10/31/98      $     14,625             $     13,930             $     14,412         $    15,028
  11/30/98      $     15,586             $     14,845             $     15,142         $    15,856
  12/31/98      $     15,488             $     14,752             $     15,107         $    15,791
   1/31/99      $     15,745             $     14,997             $     15,249         $    15,981
   2/28/99      $     15,764             $     15,015             $     15,217         $    15,899
   3/31/99      $     16,076             $     15,312             $     15,356         $    16,095
   4/30/99      $     16,355             $     15,579             $     15,695         $    16,504
   5/31/99      $     16,050             $     15,287             $     15,526         $    13,599
   6/30/99      $     16,143             $     15,376             $     15,534         $    16,268
   7/31/99      $     16,193             $     15,424             $     15,541         $    16,273
   8/31/99      $     16,120             $     15,354             $     15,403         $    16,111
   9/30/99      $     16,044             $     15,282             $     15,284         $    15,995
  10/31/99      $     16,071             $     15,308             $     15,209         $    15,907
  11/30/99      $     16,341             $     15,565             $     15,416         $    16,166
  12/31/99      $     16,444             $     15,663             $     15,603         $    16,324
 1/31/2000      $     16,262             $     15,489             $     15,540         $    16,262
 2/29/2000      $     16,509             $     15,725             $     15,637         $    16,327
 3/31/2000      $     16,258             $     15,486             $     15,402         $    16,050
 4/30/2000      $     16,152             $     15,385             $     15,379         $    16,047
 5/31/2000      $     15,844             $     15,091             $     15,133         $    15,819
 6/30/2000      $     15,972             $     15,213             $     15,472         $    16,130
 7/31/2000      $     16,133             $     15,367             $     15,617         $    16,272
 8/31/2000      $     16,293             $     15,519             $     15,722         $    16,398
 9/30/2000      $     16,021             $     15,260             $     15,577         $    16,183
10/31/2000      $     15,321             $     14,593             $     15,093         $    15,709
11/30/2000      $     14,442             $     13,756             $     14,498         $    15,109
12/31/2000      $     14,749             $     14,049             $     14,790         $    15,374
 1/31/2001      $     15,913             $     15,157             $     15,677         $    16,306
 2/28/2001      $     15,959             $     15,201             $     15,836         $    16,495
 3/31/2001      $     15,345             $     14,616             $     15,520         $    16,172
 4/30/2001      $     14,986             $     14,274             $     15,359         $    16,002
 5/31/2001      $     15,123             $     14,405             $     15,666         $    16,316
 6/30/2001      $     14,470             $     13,783             $     15,423         $    16,034
 7/31/2001      $     14,459             $     13,772             $     15,588         $    16,195
 8/31/2001      $     14,565             $     13,874             $     15,807         $    16,406
 9/30/2001      $     13,397             $     12,761             $     14,811         $    15,323
10/31/2001      $     13,881             $     13,222             $     15,148         $    15,705
11/30/2001      $     14,370             $     13,687             $     15,638         $    16,239
12/31/2001      $     14,339             $     13,658             $     15,647         $    16,218
 1/31/2002      $     14,489             $     13,800             $     15,793         $    16,336
 2/28/2002      $     14,232             $     13,556             $     15,681         $    16,213
 3/31/2002      $     14,478             $     13,791             $     16,040         $    16,580
 4/30/2002      $     14,600             $     13,906             $     16,295         $    16,832
 5/31/2002      $     14,401             $     13,717             $     16,238         $    16,775
 6/30/2002      $     13,683             $     13,033             $     15,673         $    16,171
 7/31/2002      $     13,304             $     12,672             $     15,224         $    15,721
 8/31/2002      $     13,350             $     12,716             $     15,422         $    15,866
 9/30/2002      $     13,230             $     12,602             $     15,233         $    15,680
10/31/2002      $     13,093             $     12,471             $     15,140         $    15,567
11/30/2002      $     13,629             $     12,982             $     15,940         $    16,374
12/31/2002      $     13,727             $     13,075             $     16,135         $    16,564
 1/31/2003      $     13,998             $     13,333             $     16,574         $    16,994
 2/28/2003      $     14,167             $     13,494             $     16,819         $    17,242
 3/31/2003      $     14,442             $     13,756             $     17,250         $    17,658
 4/30/2003      $     15,173             $     14,452             $     18,131         $    18,534
 5/31/2003      $     15,240             $     14,516             $     18,394         $    18,791
 6/30/2003      $     15,662             $     14,918             $     18,931         $    19,340
 7/31/2003      $     15,551             $     14,812             $     18,778         $    19,218
 8/31/2003      $     15,691             $     14,945             $     18,988         $    19,409
 9/30/2003      $     16,157             $     15,389             $     19,507         $    19,946
10/31/2003      $     16,480             $     15,697             $     19,904         $    20,317
11/30/2003      $     16,827             $     16,028             $     20,177         $    20,602
12/31/2003      $     17,251             $     16,432             $     20,643         $    21,123
 1/31/2004      $     17,565             $     16,731             $     21,044         $    21,509
 2/29/2004      $     17,472             $     16,642             $     21,054         $    21,527
 3/31/2004      $     17,492             $     16,661             $     21,195         $    21,695
 4/30/2004      $     17,511             $     16,679             $     21,166         $    21,614
 5/31/2004      $     17,266             $     16,446             $     20,831         $    21,279
 6/30/2004      $     17,528             $     16,696             $     21,154         $    21,603
 7/31/2004      $     17,716             $     16,874             $     21,425         $    21,875
 8/31/2004      $     17,990             $     17,136             $     21,774         $    22,242
 9/30/2004      $     18,345             $     17,473             $     22,105         $    22,563
10/31/2004      $     18,666             $     17,779             $     22,485         $    22,942
11/30/2004      $     19,026             $     18,122             $     22,768         $    23,188

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse First Boston (CSFB) High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/04 (%)

   SHARE CLASS                    A                  B                  C             Z
-------------------------------------------------------------------------------------------
   INCEPTION                   10/21/71           06/08/92           01/15/96      01/08/99
-------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT   WITH     WITHOUT
   6-MONTH (CUMULATIVE)     10.25     5.01      9.84     4.84      9.92     8.92     10.39
   1-YEAR                   13.11     7.74     12.27     7.27     12.44    11.44     13.40
   5-YEAR                    3.10     2.10      2.34     2.07      2.49     2.49      3.36
   10-YEAR                   6.64     6.13      5.85     5.85      5.97     5.97      6.80

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                    A                  B                  C              Z
-------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
   6-MONTH (CUMULATIVE)      4.88    -0.11      4.49    -0.51      4.57     3.57      5.01
   1-YEAR                   13.55     8.15     12.71     7.71     12.88    11.88     13.83
   5-YEAR                    2.72     1.72      1.96     1.69      2.11     2.11      2.97
   10-YEAR                   6.14     5.63      5.35     5.35      5.46     5.46      6.29

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on October 21, 1971, class B shares were initially offered on June 8, 1992, and class C shares were initially offered on January 15, 1996.

Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class Z shares were initially offered on January 8, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04 ($)

   SALES CHARGE:          WITHOUT             WITH
---------------------------------------------------
   Class A                 19,026            18,122
   Class B                 17,651            17,651
   Class C                 17,852            17,852
   Class Z                 19,308               n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

06/01/04 - 11/30/04

                  ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID            FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)       EXPENSE RATIO (%)
                ACTUAL      HYPOTHETICAL      ACTUAL     HYPOTHETICAL    ACTUAL      HYPOTHETICAL
   Class A     1,000.00       1,000.00       1,107.74      1,019.25        6.13          5.87               1.16
   Class B     1,000.00       1,000.00       1,103.23      1,015.49       10.07          9.65               1.91
   Class C     1,000.00       1,000.00       1,104.13      1,016.24        9.28          8.90               1.76
   Class Z     1,000.00       1,000.00       1,109.25      1,020.51        4.81          4.61               0.91

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived or reimbursed a portion of Class C expenses, Class C total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

During the six-month period that began June 1, 2004, and ended November 30, 2004, the US economy grew at a healthy pace, despite uncertainty about new job growth and rising energy prices. The economy encountered a soft patch in the spring, as the rate of growth slowed from 4.5% to 3.3%. However, the pace picked up again heading into the final month of the year. For the third quarter, gross domestic product (GDP) increased by 4.0%.

Job growth dominated the economic news. More than one million jobs were created in the spring of 2004, and consumer confidence soared to its highest level in two years. However, job growth fell below expectations in July and August. Consumer confidence fell--and continued to fall as consumers grew increasingly cautious about employment prospects.

Consumer spending held up during the period, despite a slowdown in growth during the summer. Within the business sector, industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. However, business spending fell short of forecasts given the level of profit growth and the maturity of the economic cycle.

BONDS DELIVER SOLID RETURNS

Despite a weak start--and a weak finish--all sectors of the US bond market delivered solid returns for the six-month period. Yields rose and bond prices fell when job growth picked up in the spring and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a significant boost during the summer and into the fall. In November, the 10-year Treasury yield rose sharply, and bonds gave back some of their earlier gains. In this environment, the Lehman Brothers Aggregate Bond Index returned 3.82%.

High-yield bonds, which can be less sensitive to changing interest rates, gained 9.31%, as measured by the CSFB High Yield Index. A relatively strong economy improved credit quality and the sector's high yields attracted investors seeking income. Municipal and mortgage bonds outperformed Treasury bonds.

STOCKS PICK UP MOMENTUM

Although stock market performance was lackluster, it picked up as economic news improved and uncertainty surrounding the presidential election was resolved. The S&P 500 Index returned 5.68% for the six-month period. More than half of that return was generated in November. Small-and mid-cap stocks led the market and value stocks outperformed growth stocks. Energy and utilities stocks were the best-performing sectors for the six-month period. Information technology rebounded strongly in the second half.

HIGHER SHORT-TERM INTEREST RATES

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.0% in four equal steps during the period.(1) The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. Because the Fed's moves were widely anticipated, these rate increases have had little impact on the financial markets since they commenced.

(1)  The federal funds rate was raised to 2.25% on December 14, 2004.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2004

- INVESTMENT-GRADE BONDS DELIVERED SOLID GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.82%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE CSFB HIGH YIELD INDEX RETURNED 9.31%

[CHART]

LEHMAN INDEX                    3.82%
CSFB HIGH YIELD INDEX           9.31%

- AFTER A WEAK START, STOCK PRICES BOUNCED BACK IN NOVEMBER, HELPING THE S&P 500 INDEX TO A 5.68% GAIN FOR THE SIX MONTH PERIOD. VALUE STOCKS OUTPERFORMED GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 GROWTH AND VALUE INDICES.

[CHART]

S&P 500 INDEX                    5.68%
RUSSELL 1000 VALUE INDEX        11.01%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment-grade debt issues.

The CSFB High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGERS' REPORT

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

For the six-month period ended November 30, 2004, class A shares of Columbia High Yield Opportunity Fund returned 10.25% without sales charge. It outperformed its benchmarks, the CSFB High Yield Index and the JP Morgan Global High Yield Index, which returned 9.31% and 9.02%, respectively. The fund also performed better than the Lipper High Current Yield Funds Category, which averaged a return of 8.56% for the same period.(1)

ECONOMIC EXPANSION LED TO FURTHER GAINS

High-yield issues continued to deliver strong performance as the US and global economies expanded and interest rates remained relatively low. Bank lenders proved accommodating in extending credit. Both equity and bond investors continued to exhibit a healthy appetite for risk. These factors helped provide ample liquidity for most high-yield issuers, which was reflected in declining default rates. Defaults hovered around 2.4% at the end of the period, compared to a historical average of more than twice that amount.

INVESTORS WERE COMFORTABLE WITH RISK

Just as in the equity markets, where investors bid up returns on riskier, small-cap stocks, bond investors took on greater risk in pursuit of higher yields. Lower quality single-B and CCC-rated bonds, which are more leveraged to economic growth, were stronger performers than BB and higher-rated issues, which are more sensitive to rising interest rates.

UTILITIES, CHEMICAL AND CONSUMER ISSUES STOOD OUT

Investments in utilities, chemical and consumer sectors bolstered the fund's return. Bonds of Coastal Corp., Sonat, Inc. and Southern Natural Gas Co., all subsidiaries of El Paso Corporation, moved higher as El Paso stabilized its operations. El Paso also allayed earlier concerns about the size of its oil and gas reserves. A refinancing program at US Unwired, Inc. aided results when our holdings were called away at favorable prices. New US Unwired bonds, purchased as part of the refinancing, also rose. Within the generally strong wireless sector, Dobson Communications Corp. was an exception as revenues for "roaming" calls shrank and Dobson's bonds declined.

In chemicals, Huntsman ICI Holdings LLC rose on improved earning and on news that they will be called away at premium prices with proceeds from an equity initial public offering. Lyondell Chemical Co. and its subsidiary Equistar Chemicals LP, which manufacture commodity chemicals, both benefited from strong business conditions within the industry.

CONSUMER, HEALTHCARE ISSUES AND STOCKS CONTRIBUTED

Within the consumer sector, jeans and apparel maker Levi Strauss & Co. continued its turnaround. Its fundamental operations improved so much that the company abandoned plans to sell its Dockers line to raise cash. Bonds of Tenet Healthcare Corp., which we had purchased at attractive valuations, moved higher as investors shrugged off negative headlines and focused on underlying asset value and liquidity. The fund's modest commitment to common stocks also contributed to its return.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 11/30/04 ($)

   Class A                        4.81
   Class B                        4.81
   Class C                        4.81
   Class Z                        4.81

DISTRIBUTIONS DECLARED PER SHARE 06/01/04 - 11/30/04 ($)

   Class A                        0.19
   Class B                        0.17
   Class C                        0.17
   Class Z                        0.19

SEC YIELDS AS OF 11/30/04 (%)

   Class A                        6.68
   Class B                        6.26
   Class C                        6.41
   Class Z                        7.28

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 11/30/04 (%)

   Coastal Corp.                  0.8
   Sonat, Inc.                    1.1
   Southern Natural Gas Co.       0.3
   US Unwired, Inc.               0.5
   Dobson Communications Corp.    0.4
   Huntsman ICI Holdings LLC      0.9
   Lyondell Chemical Co.          0.7
   Equistar Chemicals LP          0.6
   Levi Strauss & Co.             0.5
   Tenet Healthcare Corp.         1.0
   Delta Air Lines, Inc.          0.1
   Northwest Airlines, Inc.       0.5
   Continental Airlines, Inc.     0.4
   Merisant Co.                   0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

LIGHT ENERGY EXPOSURE, AIRLINE WOES AND COMPANY-SPECIFIC PROBLEMS LIMITED RETURN

Because we expected oil and gas prices to decline sooner than they did, we maintained an underweight position in energy, a decision that held back returns for most of the period. Skyrocketing fuel outlays, along with high labor costs, were problems for Delta and other airlines; we reduced our exposure to Delta Air Lines, Inc. when prices recovered modestly in November but continued to hold Northwest Airlines, Inc. and Continental Airlines, Inc. bonds.

Company-specific problems hurt Merisant Co., the maker of Equal sugar substitute, as it lost market share to Johnson and Johnson's Splenda. Because we believe that Merisant has the potential to stabilize its operation and regain market share, we continue to hold its bonds.

DESPITE SOME CAUTION, A GENERALLY FAVORABLE ENVIRONMENT FOR HIGH-YIELD

If the US economy continues to expand and short-term interest rates rise gradually, we believe that lower-quality issues have the potential to continue to deliver strong performance. Historically they have been helped by just such economic conditions. As a result, we have maintained the fund's exposure to lower-rated issues, emphasizing companies where our rigorous credit analysis shows the likelihood of improved credit, earnings and cash flows. However, our enthusiasm for the sector is balanced by an element of caution: High-yield spreads, a measure of the yield difference between high-yield bonds and US Treasury bonds, are below historical averages, limiting future return potential. In addition, the high-yield market has absorbed a record volume of new issues in 2004. Continued heavy issuance of new bonds could eventually put pressure on prices.

[PHOTO OF THOMAS A. LaPOINTE]

Thomas A. LaPointe, CFA, has co-managed Columbia High Yield Opportunity Fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since February 1999.


/s/ Thomas A. LaPointe

[PHOTO OF KEVIN L. CRONK]

Kevin L. Cronk, CFA has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since August 1999.


/s/ Kevin L. Cronk

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Investing in high-yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with domestic investments.

[SIDENOTE]

WE HAVE MAINTAINED THE FUND'S EXPOSURE TO LOWER-RATED ISSUES, EMPHASIZING COMPANIES WHERE OUR RIGOROUS CREDIT ANALYSIS SHOWS THE LIKELIHOOD OF IMPROVED CREDIT, EARNINGS AND CASH FLOWS.

FINANCIAL STATEMENTS

NOVEMBER 30, 2004                           COLUMBIA HIGH YIELD OPPORTUNITY FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

NOVEMBER 30, 2004 (UNAUDITED)               COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 91.9%
BASIC MATERIALS - 9.6%
CHEMICALS - 5.2%

AGRICULTURAL CHEMICALS - 1.7%

                                  IMC GLOBAL, INC.   10.875% 08/01/13                                2,150,000        2,730,500

                               TERRA CAPITAL, INC.   12.875% 10/15/08                                3,220,000        3,976,700

                                 UAP HOLDING CORP.   (a) 07/15/12
                                                     (10.750% 01/15/08) (b)                          2,190,000        1,664,400

                              UNITED AGRI PRODUCTS   8.250% 12/15/11
                                                     (8.750% 12/15/04) (b)(c)                        1,900,000        2,023,500

                                                                                                                     10,395,100
CHEMICALS - DIVERSIFIED - 3.3%

                 BCP CAYLUX HOLDING LUXEMBOURG SCA   9.625% 06/15/14 (b)                             1,410,000        1,586,250

                             EQUISTAR CHEMICALS LP   10.625% 05/01/11                                3,125,000        3,617,188

                         HMP EQUITY HOLDINGS CORP.   (d) 05/15/08                                    5,330,000        3,504,475

                         HUNTSMAN ICI HOLDINGS LLC   (d) 12/31/09                                    9,920,000        5,530,400

                             LYONDELL CHEMICAL CO.   9.625% 05/01/07                                 3,715,000        4,077,212

                              NOVA CHEMICALS CORP.   6.500% 01/15/12                                   780,000          809,398

                           WESTLAKE CHEMICAL CORP.   8.750% 07/15/11                                 1,112,000        1,253,780

                                                                                                                     20,378,703
CHEMICALS - SPECIALTY - 0.2%

                                    CROMPTON CORP.   7.670% 08/01/10 (b)(e)                          1,090,000        1,177,200

                                                                                                                      1,177,200

                                                                                               Chemicals Total       31,951,003
FOREST PRODUCTS & PAPER - 2.5%
FORESTRY - 0.4%

               MILLAR WESTERN FOREST PRODUCTS LTD.   7.750% 11/15/13                                 1,695,000        1,813,650

                           TEMBEC INDUSTRIES, INC.   8.500% 02/01/11                                 1,040,000        1,040,000

                                                                                                                      2,853,650
PAPER & RELATED PRODUCTS - 2.1%

                                 BOISE CASCADE LLC   5.005% 10/15/12 (b)(e)                          1,110,000        1,132,200
                                                     7.125% 10/15/14 (b)                             1,250,000        1,312,500

                        BUCKEYE TECHNOLOGIES, INC.   8.500% 10/01/13                                   480,000          528,000
                                                     9.250% 09/15/08                                 1,980,000        1,980,000

                        CARAUSTAR INDUSTRIES, INC.   9.875% 04/01/11                                 2,015,000        2,166,125

                             GEORGIA-PACIFIC CORP.   8.000% 01/15/24                                 1,150,000        1,334,000

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
BASIC MATERIALS - (CONTINUED)
FOREST PRODUCTS & PAPER - (CONTINUED)

                                NEENAH PAPER, INC.   7.375% 11/15/14 (b)                               790,000          797,900

                                NEWARK GROUP, INC.   9.750% 03/15/14 (b)                             1,550,000        1,623,625

                           NORSKE SKOG CANADA LTD.   7.375% 03/01/14                                   695,000          729,750
                                                     8.625% 06/15/11                                 1,200,000        1,296,000

                                                                                                                     12,900,100

                                                                                 Forest Products & Paper Total       15,753,750
IRON/STEEL - 1.2%
METAL - IRON - 0.5%

                             WISE METALS GROUP LLC   10.250% 05/15/12 (b)                            2,785,000        2,805,888

                                                                                                                      2,805,888
STEEL - PRODUCERS - 0.2%

                              STEEL DYNAMICS, INC.   9.500% 03/15/09                                 1,080,000        1,196,100

                                                                                                                      1,196,100
STEEL - SPECIALTY - 0.5%

                          OREGON STEEL MILLS, INC.   10.000% 07/15/09                                  985,000        1,103,200

                                UCAR FINANCE, INC.   10.250% 02/15/12                                1,890,000        2,173,500

                                                                                                                      3,276,700

                                                                                              Iron/Steel Total        7,278,688
MINING - 0.7%
METAL - ALUMINUM - 0.3%

                  KAISER ALUMINUM & CHEMICAL CORP.   10.875% 10/15/06 (f)                            2,385,000        2,051,100

                                                                                                                      2,051,100
METAL - DIVERSIFIED - 0.4%

                            EARLE M. JORGENSEN CO.   9.750% 06/01/12                                 2,140,000        2,407,500

                                                                                                                      2,407,500

                                                                                                  Mining Total        4,458,600
                                                                                                                     ----------
                                                                                         BASIC MATERIALS TOTAL       59,442,041
COMMUNICATIONS - 20.4%
ADVERTISING - 0.3%
ADVERTISING SERVICES - 0.3%

                             WDAC SUBSIDIARY CORP.   8.375% 12/01/14 (b)(g)                          1,685,000        1,701,850

                                                                                                                      1,701,850

                                                                                             Advertising Total        1,701,850

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - 9.0%

BROADCAST SERVICES/PROGRAMS - 0.5%

                       FISHER COMMUNICATIONS, INC.   8.625% 09/15/14 (b)                             1,060,000        1,144,800

                 XM SATELLITE RADIO HOLDINGS, INC.   7.660% 05/01/09 (e)                             1,675,000        1,708,500

                                                                                                                      2,853,300
CABLE TV - 4.3%

                    ATLANTIC BROADBAND FINANCE LLC   9.375% 01/15/14 (b)                             2,605,000        2,526,850

                          CABLEVISION SYSTEM CORP.   6.669% 04/01/09 (b)(e)                          1,945,000        2,032,525

               CHARTER COMMUNICATIONS HOLDINGS LLC   9.920% 04/01/11                                 9,895,000        8,138,637
                                                     10.250% 09/15/10                                1,500,000        1,575,000

                                CSC HOLDINGS, INC.   6.750% 04/15/12 (b)                             1,230,000        1,260,750
                                                     7.625% 04/01/11                                    95,000          101,888

                              DIRECTV HOLDINGS LLC   8.375% 03/15/13                                   495,000          558,112

                                ECHOSTAR DBS CORP.   6.375% 10/01/11                                   685,000          705,550

                            INSIGHT COMMUNICATIONS   (a) 02/15/11
                                                     (12.250% 02/15/06)                                870,000          839,550

                                INSIGHT MIDWEST LP   9.750% 10/01/09                                 1,255,000        1,322,456

                  NORTHLAND CABLE TELEVISION, INC.   10.250% 11/15/07                                3,650,000        3,650,000

            PEGASUS SATELLITE COMMUNICATIONS, INC.   11.250% 01/15/10 (b)(f)                         2,825,000        1,800,938

                          TELENET GROUP HOLDING NV   (a) 06/15/14
                                                     (11.500% 12/15/08) (b)                          3,045,000        2,352,263

                                                                                                                     26,864,519
MULTIMEDIA - 1.5%

                    ADVANSTAR COMMUNICATIONS, INC.   (a) 10/15/11
                                                     (15.000% 10/15/05)                              1,825,000        1,542,125
                                                     12.000% 02/15/11                                2,220,000        2,419,800

                      HAIGHTS CROSS COMMUNICATIONS   (a) 08/15/11
                                                     (12.500% 02/01/09)                              2,325,000        1,499,625

                       HAIGHTS CROSS OPERATING CO.   11.750% 08/15/11                                1,250,000        1,425,000

                              QUEBECOR MEDIA, INC.   11.125% 07/15/11                                2,005,000        2,300,738

                                                                                                                      9,187,288
PUBLISHING - NEWSPAPERS - 0.4%

                                   HOLLINGER, INC.   11.875% 03/01/11 (b)(h)                         1,009,000        1,092,021
                                                     12.875% 03/01/11 (b)                            1,589,000        1,732,010

                                                                                                                      2,824,031

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

PUBLISHING - PERIODICALS - 1.4%

                CBD MEDIA HOLDINGS & FINANCE, INC.   9.250% 07/15/12 (b)                             1,335,000        1,368,375

                                   DEX MEDIA, INC.   (a) 11/15/13
                                                     (9.000% 11/15/08)                               1,850,000        1,419,875
                                                     8.000% 11/15/13                                   450,000          481,500

                                DEX MEDIA EAST LLC   12.125% 11/15/12                                1,518,000        1,859,550

                                DEX MEDIA WEST LLC   9.875% 08/15/13                                 2,027,000        2,341,185

                                   YELL FINANCE BV   10.750% 08/01/11                                1,034,000        1,204,610

                                                                                                                      8,675,095
TELEVISION - 0.9%

                        GRANITE BROADCASTING CORP.   9.750% 12/01/10                                 3,180,000        2,989,200

                            PAXSON COMMUNICATIONS    10.750% 07/15/08                                1,440,000        1,483,200

                    SINCLAIR BROADCAST GROUP, INC.   8.750% 12/15/11                                   800,000          860,000

                                                                                                                      5,332,400

                                                                                                   Media Total       55,736,633
TELECOMMUNICATIONS - 11.1%
CELLULAR TELECOMMUNICATIONS - 4.7%

                           AMERICAN CELLULAR CORP.   Series B,
                                                     10.000% 08/01/11                                1,955,000        1,647,088

                           DOBSON CELLULAR SYSTEMS   8.375% 11/01/11 (b)                               525,000          538,125

                       DOBSON COMMUNICATIONS CORP.   8.875% 10/01/13                                 3,640,000        2,457,000

                                 HORIZON PCS, INC.   11.375% 07/15/12 (b)                            1,325,000        1,450,875

                                   iPCS ESCROW CO.   11.500% 05/01/12 (b)                              910,000        1,014,650

                       NEXTEL COMMUNICATIONS, INC.   7.375% 08/01/15                                 2,000,000        2,200,000

                             NEXTEL PARTNERS, INC.   8.125% 07/01/11                                 3,250,000        3,575,000

                               ROGERS CANTEL, INC.   9.750% 06/01/16                                 4,130,000        4,863,075

                             ROGERS WIRELESS, INC.   8.000% 12/15/12 (b)                             1,295,000        1,350,037

                              RURAL CELLULAR CORP.   8.250% 03/15/12                                 1,355,000        1,412,588

                           UBIQUITEL OPERATING CO.   9.875% 03/01/11                                 1,490,000        1,635,275
                                                     9.875% 03/01/11 (b)                             1,055,000        1,157,862

                                  US UNWIRED, INC.   10.000% 06/15/12                                2,845,000        3,157,950

                            WESTERN WIRELESS CORP.   9.250% 07/15/13                                 2,660,000        2,872,800

                                                                                                                     29,332,325

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATIONS - (CONTINUED)

SATELLITE TELECOMMUNICATIONS - 0.7%

                           INMARSAT FINANCE II PLC   (a) 11/15/12
                                                     (10.375% 11/15/08) (b)                            790,000          547,075

                           NEW SKIES SATELLITES NV   9.125% 11/01/12 (b)                             1,195,000        1,218,900

                                    PANAMSAT CORP.   (a) 11/01/14
                                                     (10.375% 11/01/09) (b)                          2,560,000        1,536,000
                                                     9.000% 08/15/14 (b)                             1,070,000        1,150,250

                                                                                                                      4,452,225
TELECOMMUNICATION EQUIPMENT - 0.2%

                         LUCENT TECHNOLOGIES, INC.   6.450% 03/15/29                                 1,890,000        1,620,675

                                                                                                                      1,620,675
TELECOMMUNICATION SERVICES - 1.6%

                                          AXTEL SA   11.000% 12/15/13                                2,580,000        2,741,250

                         CARRIER1 INTERNATIONAL SA   13.250% 02/15/09 (f)                            6,000,000          540,000

                    FAIRPOINT COMMUNICATIONS, INC.   11.875% 03/01/10                                1,150,000        1,308,125

                          SECURUS TECHNOLOGY, INC.   11.000% 09/01/11 (b)                            2,205,000        2,205,000

                           TIME WARNER TELECOM LLC   9.750% 07/15/08                                 1,460,000        1,456,350
                                                     10.125% 02/01/11                                1,760,000        1,689,600

                                                                                                                      9,940,325
TELEPHONE - INTEGRATED - 3.3%

                             CINCINNATI BELL, INC.   8.375% 01/15/14                                 2,645,000        2,658,225

                       QWEST CAPITAL FUNDING, INC.   7.250% 02/15/11                                 7,025,000        6,673,750
                                                     7.750% 02/15/31                                 2,385,000        2,039,175

                              QWEST SERVICES CORP.   13.500% 12/15/10 (b)                            6,545,000        7,788,550

                                      US LEC CORP.   10.670% 10/01/09 (b)(e)                         1,070,000        1,067,689

                                                                                                                     20,227,389
WIRELESS EQUIPMENT - 0.6%

                             AMERICAN TOWERS, INC.   7.250% 12/01/11                                 1,060,000        1,120,950

                          SBA COMMUNICATIONS CORP.   (a) 12/15/11
                                                     (9.750% 12/15/07)                                 800,000          674,000

                                 SPECTRASITE, INC.   8.250% 05/15/10                                 1,690,000        1,829,425

                                                                                                                      3,624,375

                                                                                      Telecommunications Total       69,197,314
                                                                                                                    -----------
                                                                                          COMMUNICATIONS TOTAL      126,635,797

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, CYCLICAL - 19.1%
AIRLINES - 1.3%

AIRLINES - 1.3%

                        CONTINENTAL AIRLINES, INC.   7.568% 12/01/06                                 2,980,000        2,294,600

                             DELTA AIR LINES, INC.   7.900% 12/15/09                                 1,315,000          736,400

                          NORTHWEST AIRLINES, INC.   9.875% 03/15/07                                 3,750,000        3,262,500

                            UNITED AIR LINES, INC.   2.020% 03/02/04 (e)(i)                          2,161,873        1,729,498

                                                                                                                      8,022,998

                                                                                                Airlines Total        8,022,998
APPAREL - 1.2%
APPAREL MANUFACTURERS - 1.2%

                               BRODER BROTHERS CO.   11.250% 10/15/10                                1,320,000        1,372,800
                                                     11.250% 10/15/10 (b)                              785,000          816,400

                                LEVI STRAUSS & CO.   12.250% 12/15/12                                2,735,000        2,885,425

                         PHILLIPS VAN-HEUSEN CORP.   7.250% 02/15/11                                 1,010,000        1,065,550
                                                     8.125% 05/01/13                                 1,000,000        1,095,000

                                                                                                                      7,235,175

                                                                                                 Apparel Total        7,235,175
AUTO MANUFACTURERS - 0.3%
AUTO - MEDIUM & HEAVY DUTY TRUCKS - 0.3%

                      NAVISTAR INTERNATIONAL CORP.   7.500% 06/15/11                                 1,970,000        2,127,600

                                                                                                                      2,127,600

                                                                                      Auto Manufacturers Total        2,127,600
AUTO PARTS & EQUIPMENT - 1.6%
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL - 0.9%

                                    ACCURIDE CORP.   Series 1998 B,
                                                     9.250% 02/01/08                                 1,225,000        1,246,437

                               AFFINIA GROUP, INC.   9.000% 11/30/14 (b)                               260,000          267,800

                    DELCO REMY INTERNATIONAL, INC.   11.000% 05/01/09                                2,095,000        2,210,225

                              DURA OPERATING CORP.   8.625% 04/15/12                                 1,775,000        1,810,500

                                                                                                                      5,534,962

AUTO/TRUCKS PARTS & EQUIPMENT - REPLACEMENT - 0.2%

                                     REXNORD CORP.   10.125% 12/15/12                                1,360,000        1,536,800

                                                                                                                      1,536,800

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, CYCLICAL - (CONTINUED)
AUTO PARTS & EQUIPMENT - (CONTINUED)

RUBBER - TIRES - 0.5%

                        GOODYEAR TIRE & RUBBER CO.   7.857% 08/15/11                                 2,960,000        2,937,800

                                                                                                                      2,937,800

                                                                                  Auto Parts & Equipment Total       10,009,562
ENTERTAINMENT - 2.4%
GAMBLING (NON-HOTEL) - 0.4%

  GLOBAL CASH ACCESS LLC/GLOBAL CASH FINANCE CORP.   8.750% 03/15/12                                 2,245,000        2,424,600

                                                                                                                      2,424,600
MUSIC - 0.5%

                STEINWAY MUSICAL INSTRUMENTS, INC.   8.750% 04/15/11                                 1,485,000        1,611,225

                                WARNER MUSIC GROUP   7.375% 04/15/14 (b)                             1,270,000        1,298,575

                                                                                                                      2,909,800
RESORTS/THEME PARKS - 0.5%

                                   SIX FLAGS, INC.   8.875% 02/01/10                                 2,360,000        2,371,800
                                                     9.625% 06/01/14                                 1,040,000        1,027,000

                                                                                                                      3,398,800
THEATERS - 1.0%

                             LCE ACQUISITION CORP.   9.000% 08/01/14 (b)                             2,280,000        2,451,000

                            MARQUEE HOLDINGS, INC.   (a) 08/15/14
                                                     (12.000% 08/15/09) (b)                          5,745,000        3,705,525

                                                                                                                      6,156,525

                                                                                           Entertainment Total       14,889,725
HOME BUILDERS - 1.2%
BUILDING - RESIDENTIAL/COMMERCIAL - 1.2%

                                 D.R. HORTON, INC.   9.750% 09/15/10                                 2,400,000        2,874,000

                    K. HOVNANIAN ENTERPRISES, INC.   8.875% 04/01/12                                 1,435,000        1,578,500
                                                     10.500% 10/01/07                                1,930,000        2,224,325

                            STANDARD PACIFIC CORP.   9.250% 04/15/12                                   625,000          729,687

                                                                                                                      7,406,512

                                                                                           Home Builders Total        7,406,512
HOME FURNISHINGS - 0.7%
HOME FURNISHINGS - 0.7%

                                NORCRAFT COMPANIES   9.000% 11/01/11                                 1,095,000        1,188,075

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, CYCLICAL - (CONTINUED)
HOME FURNISHINGS - (CONTINUED)

                              WII COMPONENTS, INC.   10.000% 02/15/12                                2,940,000        2,881,200

                                                                                                                      4,069,275

                                                                                        Home Furnishings Total        4,069,275
LEISURE TIME - 1.7%
CRUISE LINES - 0.1%

                                         NCL CORP.   10.625% 07/15/14 (b)                              840,000          865,200

                                                                                                                        865,200
LEISURE & RECREATIONAL PRODUCTS - 0.6%

            BOMBARDIER RECREATIONAL PRODUCTS, INC.   8.375% 12/15/13                                 2,355,000        2,543,400

                                          K2, INC.   7.375% 07/01/14 (b)                               920,000        1,009,700

                                                                                                                      3,553,100
RECREATIONAL CENTERS - 1.0%

                       AMF BOWLING WORLDWIDE, INC.   10.000% 03/01/10                                1,655,000        1,770,850

                            EQUINOX HOLDINGS, INC.   9.000% 12/15/09                                 2,570,000        2,711,350

                   TOWN SPORTS INTERNATIONAL, INC.   (a) 02/01/14
                                                     (11.000% 02/01/09)                              3,115,000        1,736,613

                                                                                                                      6,218,813

                                                                                            Leisure Time Total       10,637,113
LODGING - 5.7%
CASINO HOTELS - 5.7%

     CIRCUS & ELDORADO/SILVER LEGACY CAPITAL CORP.   10.125% 03/01/12                                1,990,000        2,179,050

                             HARD ROCK HOTEL, INC.   8.875% 06/01/13                                 2,405,000        2,645,500

                       HOLLYWOOD CASINO SHREVEPORT   13.000% 08/01/06 (j)                            7,050,000        6,204,000

          INN OF THE MOUNTAIN GODS RESORT & CASINO   12.000% 11/15/10                                2,045,000        2,382,425

                                        MGM MIRAGE   8.375% 02/01/11                                 2,515,000        2,841,950

                   MOHEGAN TRIBAL GAMING AUTHORITY   7.125% 08/15/14 (b)                               410,000          437,675

                            PINNACLE ENTERTAINMENT   8.250% 03/15/12                                 2,190,000        2,277,600
                                                     8.750% 10/01/13                                 3,245,000        3,488,375

        PREMIER ENTERTAINMENT BILOXI FINANCIAL LLC   10.750% 02/01/12                                1,505,000        1,625,400

                          RIVER ROCK ENTERTAINMENT   9.750% 11/01/11                                 2,620,000        2,901,650

                               SENECA GAMING CORP.   7.250% 05/01/12                                 2,265,000        2,395,238

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, CYCLICAL - (CONTINUED)
LODGING - (CONTINUED)

                             STATION CASINOS, INC.   6.875% 03/01/16                                   270,000          283,500

                          TRUMP HOLDINGS & FUNDING   PIK,
                                                     17.625% 09/15/10 (i)                            2,555,875        2,658,110

                                WYNN LAS VEGAS LLC   6.625% 12/01/14 (b)(g)                          1,550,000        1,526,750
                                                     12.000% 11/01/10                                1,004,000        1,265,040

                                                                                                                     35,112,263

                                                                                                 Lodging Total       35,112,263
RETAIL - 2.5%
RETAIL - AUTOMOBILE - 0.3%

                     ASBURY AUTOMOTIVE GROUP, INC.   8.000% 03/15/14                                 1,990,000        1,970,100

                                                                                                                      1,970,100
RETAIL - DRUG STORES - 0.7%

                      JEAN COUTU GROUP (PJC), INC.   8.500% 08/01/14 (b)                             1,425,000        1,446,375

                                    RITE AID CORP.   9.250% 06/01/13                                 2,830,000        2,921,975

                                                                                                                      4,368,350
RETAIL - HOME FURNISHINGS - 0.5%

                           LEVITZ HOME FURNISHINGS   12.000% 11/01/11 (b)                            1,310,000        1,336,200

                                TEMPUR-PEDIC, INC.   10.250% 08/15/10                                1,631,000        1,867,495

                                                                                                                      3,203,695
RETAIL - JEWELRY - 0.3%

                         FINLAY FINE JEWELRY CORP.   8.375% 06/01/12                                 1,700,000        1,853,000

                                                                                                                      1,853,000
RETAIL - MAJOR DEPARTMENT STORES - 0.1%

                                        SAKS, INC.   7.000% 12/01/13                                   693,000          705,128

                                                                                                                        705,128
RETAIL - PROPANE DISTRIBUTORS - 0.3%

                            FERRELLGAS PARTNERS LP   8.750% 06/15/12                                 1,830,000        1,994,700

                                                                                                                      1,994,700
RETAIL - RESTAURANTS - 0.3%

                            DENNY'S HOLDINGS, INC.   10.000% 10/01/12 (b)                            1,590,000        1,673,475

                                                                                                                      1,673,475

                                                                                                  Retail Total       15,768,448

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, CYCLICAL - (CONTINUED)
TEXTILES - 0.5%

TEXTILE - PRODUCTS - 0.5%

                     COLLINS & AIKMAN PRODUCTS CO.   9.750% 02/15/10                                 1,600,000        1,720,000

                                           INVISTA   9.250% 05/01/12 (b)                             1,390,000        1,542,900

                                                                                                                      3,262,900

                                                                                                Textiles Total        3,262,900
                                                                                                                    -----------
                                                                                      CONSUMER, CYCLICAL TOTAL      118,541,571
CONSUMER, NON-CYCLICAL - 12.6%
AGRICULTURE - 0.6%
AGRICULTURAL OPERATIONS - 0.4%

                     SEMINIS VEGETABLE SEEDS, INC.   10.250% 10/01/13                                2,307,000        2,595,375

                                                                                                                      2,595,375
TOBACCO - 0.2%

                  NORTH ATLANTIC TRADING CO., INC.   9.250% 03/01/12                                 1,545,000        1,236,000

                                                                                                                      1,236,000

                                                                                             Agriculture Total        3,831,375
BEVERAGES - 0.4%
BEVERAGES - WINES/SPIRITS - 0.4%

                        CONSTELLATION BRANDS, INC.   8.125% 01/15/12                                 2,000,000        2,175,000

                                                                                                                      2,175,000

                                                                                               Beverages Total        2,175,000
BIOTECHNOLOGY - 0.4%
MEDICAL - BIOLOGICAL/GENE - 0.4%

                        BIO-RAD LABORATORIES, INC.   7.500% 08/15/13                                 2,515,000        2,747,637

                                                                                                                      2,747,637

                                                                                           Biotechnology Total        2,747,637
COMMERCIAL SERVICES - 3.5%
COMMERCIAL SERVICES - 0.6%

                               IRON MOUNTAIN, INC.   7.750% 01/15/15                                   560,000          569,800

                     LANGUAGE LINES HOLDINGS, INC.   11.125% 06/15/12 (b)                            2,715,000        2,918,625

                                                                                                                      3,488,425
COMMERCIAL SERVICES - FINANCE - 0.7%

                      DOLLAR FINANCIAL GROUP, INC.   9.750% 11/15/11                                 3,720,000        4,017,600

                                                                                                                      4,017,600

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, NON-CYCLICAL - (CONTINUED)
COMMERCIAL SERVICES - (CONTINUED)

FUNERAL SERVICES & RELATED ITEMS - 0.5%

                       SERVICE CORP. INTERNATIONAL   7.700% 04/15/09                                 2,810,000        3,069,925

                                                                                                                      3,069,925
PRINTING - COMMERCIAL - 0.7%

                     AMERICAN COLOR GRAPHICS, INC.   10.000% 06/15/10                                1,060,000          911,600

                                    SHERIDAN GROUP   10.250% 08/15/11 (b)                            1,515,000        1,655,138

                                      VERTIS, INC.   13.500% 12/07/09 (b)                            1,725,000        1,828,500

                                                                                                                      4,395,238
PRIVATE CORRECTIONS - 0.2%

                                   GEO GROUP, INC.   8.250% 07/15/13                                 1,260,000        1,341,900

                                                                                                                      1,341,900
RENTAL AUTO/EQUIPMENT - 0.8%

                                 NATIONSRENT, INC.   9.500% 10/15/10                                 3,260,000        3,667,500

                           WILLIAMS SCOTSMAN, INC.   9.875% 06/01/07                                 1,415,000        1,404,388

                                                                                                                      5,071,888

                                                                                     Commercial Services Total       21,384,976
COSMETICS/PERSONAL CARE - 0.3%
COSMETICS & TOILETRIES - 0.3%

                             ELIZABETH ARDEN, INC.   7.750% 01/15/14                                 1,895,000        2,008,700

                                                                                                                      2,008,700

                                                                                 Cosmetics/Personal Care Total        2,008,700
FOOD - 2.3%
FOOD - CONFECTIONERY - 0.7%

                                      MERISANT CO.   9.500% 07/15/13 (b)                             1,855,000        1,669,500

                           TABLETOP HOLDINGS, INC.   (a) 05/15/14
                                                     (12.250% 11/15/08) (b)                          5,295,000        2,409,225

                                                                                                                      4,078,725
FOOD - MISCELLANEOUS/DIVERSIFIED - 1.2%

                                   DEL MONTE CORP.   9.250% 05/15/11                                   755,000          826,725

                                DOLE FOOD CO. INC.   8.625% 05/01/09                                 2,160,000        2,381,400

                      PINNACLE FOODS HOLDING CORP.   8.250% 12/01/13 (b)                             3,380,000        3,058,900

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER, NON-CYCLICAL - (CONTINUED)
FOOD - (CONTINUED)

                          REDDY ICE HOLDINGS, INC.   (a) 11/01/12
                                                     (10.500% 11/01/08) (b)                          1,660,000        1,153,700

                                                                                                                      7,420,725
FOOD - RETAIL - 0.4%

                          STATER BROTHERS HOLDINGS   8.125% 06/15/12                                 2,360,000        2,513,400

                                                                                                                      2,513,400

                                                                                                    Food Total       14,012,850
HEALTH CARE - PRODUCTS - 3.8%
MEDICAL - HMO - 0.3%

                        COVENTRY HEALTH CARE, INC.   8.125% 02/15/12                                 1,870,000        2,057,000

                                                                                                                      2,057,000
MEDICAL - HOSPITALS - 1.5%

                            TENET HEALTHCARE CORP.   9.875% 07/01/14 (b)                             5,905,000        6,333,113

      UNITED SURGICAL PARTNERS INTERNATIONAL, INC.   10.000% 12/15/11                                2,600,000        2,970,500

                                                                                                                      9,303,613
MRI/MEDICAL DIAGNOSTIC IMAGING - 1.6%

                     INSIGHT HEALTH SERVICES CORP.   9.875% 11/01/11                                 3,050,000        3,095,750

                                    MEDQUEST, INC.   11.875% 08/15/12                                3,020,000        3,533,400

                               MQ ASSOCIATES, INC.   (a) 08/15/12
                                                     (12.250% 08/15/08)                              4,665,000        3,265,500

                                                                                                                      9,894,650
PHYSICAL PRACTICE MANAGEMENT - 0.4%

                                 US ONCOLOGY, INC.   9.000% 08/15/12 (b)                             2,280,000        2,542,200

                                                                                                                      2,542,200

                                                                                  Health Care - Products Total       23,797,463
HOUSEHOLD PRODUCTS/WARES - 1.3%
CONSUMER PRODUCTS - MISCELLANEOUS - 1.3%

                          AAC GROUP HOLDINGS CORP.   (a) 10/01/12
                                                     (10.250% 10/01/08) (b)                            565,000          381,375

                             AMSCAN HOLDINGS, INC.   8.750% 05/01/14                                 2,470,000        2,482,350

                                  JOSTENS IH CORP.   7.625% 10/01/12 (b)                             1,320,000        1,386,000

                            PLAYTEX PRODUCTS, INC.   9.375% 06/01/11                                 3,865,000        4,101,731

                                                                                                                      8,351,456

                                                                                Household Products/Wares Total        8,351,456
                                                                                                                    -----------
                                                                                        CONSUMER, NON-CYCLICAL       78,309,457

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - 6.4%
OIL & GAS - 2.7%

OIL COMPANIES - EXPLORATION & PRODUCTION - 2.0%

                           CHESAPEAKE ENERGY CORP.   7.500% 06/15/14                                 1,060,000        1,172,625

                           COMPTON PETROLEUM CORP.   9.900% 05/15/09                                 2,675,000        2,942,500

                            ENCORE ACQUISITION CO.   8.375% 06/15/12                                 1,870,000        2,085,050

                              ENERGY PARTNERS LTD.   8.750% 08/01/10                                 1,570,000        1,727,000

                     MAGNUM HUNTER RESOURCES, INC.   9.600% 03/15/12                                 1,469,000        1,674,660

                              TRANSTEXAS GAS CORP.   15.000% 03/15/05 (j)(k)                           475,296                5

                           WHITING PETROLEUM CORP.   7.250% 05/01/12                                 2,790,000        2,929,500

                                                                                                                     12,531,340
OIL & GAS DRILLING - 0.5%

                               OCEAN RIG NORWAY AS   10.250% 06/01/08                                1,816,000        1,870,480

                         PRIDE INTERNATIONAL, INC.   7.375% 07/15/14 (b)                               925,000        1,026,750

                                                                                                                      2,897,230
OIL REFINING & MARKETING - 0.2%

                      PREMCOR REFINING GROUP, INC.   7.500% 06/15/15                                 1,015,000        1,111,425

                                                                                                                      1,111,425

                                                                                               Oil & Gas Total       16,539,995
OIL & GAS SERVICES - 0.4%
OIL - FIELD SERVICES - 0.4%

                  HORNBECK OFFSHORE SERVICES, INC.   6.125% 12/01/14 (b)                               520,000          520,000

                           NEWPARK RESOURCES, INC.   8.625% 12/15/07                                 2,050,000        2,070,500

                                                                                                                      2,590,500

                                                                                      Oil & Gas Services Total        2,590,500
PIPELINES - 3.3%
PIPELINES - 3.3%

                                     COASTAL CORP.   7.750% 06/15/10                                 4,840,000        4,979,150

                             DYNEGY HOLDINGS, INC.   6.875% 04/01/11                                 2,475,000        2,376,000
                                                     9.875% 07/15/10 (b)                             1,230,000        1,389,900

                          NORTHWEST PIPELINE CORP.   8.125% 03/01/10                                 1,040,000        1,159,600

                                       SONAT, INC.   6.875% 06/01/05                                 1,500,000        1,518,750
                                                     7.625% 07/15/11                                 4,965,000        5,039,475

                          SOUTHERN NATURAL GAS CO.   8.875% 03/15/10                                 1,630,000        1,829,675

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
PIPELINES - (CONTINUED)

                          WILLIAMS COMPANIES, INC.   8.125% 03/15/12                                 1,935,000        2,254,275

                                                                                                                     20,546,825

                                                                                               Pipelines Total       20,546,825
                                                                                                                    -----------
                                                                                                  ENERGY TOTAL       39,677,320
FINANCIALS - 2.0%
DIVERSIFIED FINANCIAL SERVICES - 1.7%
FINANCE - COMMERCIAL - 0.2%

                                FINOVA GROUP, INC.   7.500% 11/15/09 (l)                             3,263,100        1,558,130

                                                                                                                      1,558,130
FINANCE - INVESTMENT BANKER/BROKER - 1.0%

                           E*TRADE FINANCIAL CORP.   8.000% 06/15/11 (b)                             1,530,000        1,617,975

                                   LABRANCHE & CO.   11.000% 05/15/12                                4,155,000        4,425,075

                                                                                                                      6,043,050
REITS - HOTELS - 0.1%

                        LA QUINTA PROPERTIES, INC.   7.000% 08/15/12 (b)                               585,000          628,875

                                                                                                                        628,875
REITS - MORTGAGE - 0.4%

                          THORNBURG MORTGAGE, INC.   8.000% 05/15/13                                 2,085,000        2,236,163

                                                                                                                      2,236,163

                                                                                                   Diversified
                                                                                      Financial Services Total       10,466,218
SAVINGS & LOANS - 0.3%
SAVINGS & LOANS/THRIFTS - WESTERN US - 0.3%

                            WESTERN FINANCIAL BANK   9.625% 05/15/12                                 1,475,000        1,681,500

                                                                                                                      1,681,500

                                                                                        Savings & Loans Total         1,681,500
                                                                                                                    -----------
                                                                                             FINANCIALS TOTAL        12,147,718
INDUSTRIALS - 15.9%
AEROSPACE/DEFENSE - 1.4%
AEROSPACE/DEFENSE - EQUIPMENT - 1.4%

                                   ARGO-TECH CORP.   9.250% 06/01/11                                 1,450,000        1,584,125

                                BE AEROSPACE, INC.   8.875% 05/01/11                                 2,080,000        2,173,600

                                       SEQUA CORP.   8.875% 04/01/08                                 1,458,000        1,596,510

                      STANDARD AERO HOLDINGS, INC.   8.250% 09/01/14 (b)                             1,495,000        1,607,125

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
AEROSPACE/DEFENSE - (CONTINUED)

                                   TRANSDIGM, INC.   8.375% 07/15/11                                 1,660,000        1,788,650

                                                                                                                      8,750,010
ELECTRONICS - MILITARY - 0.0%

                              CONDOR SYSTEMS, INC.   11.875% 05/01/09 (j)(k)                         4,000,000           40,000

                                                                                                                         40,000

                                                                                       Aerospace/Defense Total        8,790,010
BUILDING MATERIALS - 1.6%
BUILDING & CONSTRUCTION PRODUCTS -
  MISCELLANEOUS - 0.5%

                        ASSOCIATED MATERIALS, INC.   (a) 03/01/14
                                                     (11.250% 03/01/09)                              1,350,000        1,005,750

                                   CONGOLEUM CORP.   8.625% 08/01/08 (m)                             1,755,000        1,368,900

                                 THL BUILDCO, INC.   8.500% 09/01/14 (b)                               830,000          892,250

                                                                                                                      3,266,900
BUILDING PRODUCTS - CEMENT/AGGREGATION - 0.7%

                              RMCC ACQUISITION CO.   9.500% 11/01/12 (b)                             2,100,000        2,105,250

                                 US CONCRETE, INC.   8.375% 04/01/14                                 1,880,000        2,006,900

                                                                                                                      4,112,150
BUILDING PRODUCTS - DOORS & WINDOWS - 0.4%

                            ATRIUM COMPANIES, INC.   Series B,
                                                     10.500% 05/01/09                                2,210,000        2,320,500

                                                                                                                      2,320,500

                                                                                      Building Materials Total        9,699,550
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
WIRE & CABLE PRODUCTS - 0.4%

                               COLEMAN CABLE, INC.   9.875% 10/01/12 (b)                             2,385,000        2,510,212

                                                                                                                      2,510,212

                                                                                       Electrical Components &
                                                                                               Equipment Total        2,510,212
ELECTRONICS - 0.1%
ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.1%

                    FLEXTRONICS INTERNATIONAL LTD.   6.250% 11/15/14 (b)                               800,000          788,000

                                                                                                                        788,000

                                                                                             Electronics Total          788,000

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
ENGINEERING & CONSTRUCTION - 0.4%

BUILDING & CONSTRUCTION - MISCELLANEOUS - 0.4%

                               J. RAY MCDERMOTT SA   11.000% 12/15/13 (b)                            2,530,000        2,764,025

                                                                                                                      2,764,025

                                                                                    Engineering & Construction
                                                                                                         Total        2,764,025
ENVIRONMENTAL CONTROL - 1.4%
NON-HAZARDOUS WASTE DISPOSAL - 1.3%

                  ALLIED WASTE NORTH AMERICA, INC.   7.875% 04/15/13                                 4,355,000        4,398,550
                                                     8.500% 12/01/08                                   495,000          520,369

                              WASTE SERVICES, INC.   9.500% 04/15/14 (b)                             3,155,000        3,123,450

                                                                                                                      8,042,369
RECYCLING - 0.1%

                             IMCO RECYCLING ESCROW   9.000% 11/15/14 (b)                               670,000          693,450

                                                                                                                        693,450

                                                                                   Environmental Control Total        8,735,819
HAND/MACHINE TOOLS - 0.1%
MACHINE TOOLS & RELATED PRODUCTS - 0.1%

                                      NEWCOR, INC.   8.500% 01/31/13 (k)                               847,510          542,406

                                                                                                                        542,406

                                                                                      Hand/Machine Tools Total          542,406
MACHINERY - CONSTRUCTION & MINING - 0.4%
MACHINERY - CONSTRUCTION & MINING - 0.4%

                                       TEREX CORP.   Series 2001 B,
                                                     10.375% 04/01/11                                2,115,000        2,384,662

                                                                                                                      2,384,662

                                                                                    Machinery - Construction &
                                                                                                  Mining Total        2,384,662
METAL FABRICATED/HARDWARE - 2.1%
METAL PROCESSORS & FABRICATION - 1.5%

                     ALTRA INDUSTRIAL MOTION, INC.   9.000% 12/01/11 (b)                             1,035,000        1,050,525

                                        HAWK CORP.   8.750% 11/01/14 (b)                               400,000          413,000

                               MUELLER GROUP, INC.   10.000% 05/01/12                                1,065,000        1,155,525

                            MUELLER HOLDINGS, INC.   (a) 04/15/14
                                                     (14.750% 04/15/09)                              2,625,000        1,771,875

                                      TRIMAS CORP.   9.875% 06/15/12                                 4,710,000        4,921,950

                                                                                                                      9,312,875

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
METAL PRODUCTS - FASTENERS - 0.6%

                                  FASTENTECH, INC.   11.500% 05/01/11 (b)                            3,055,000        3,482,700

                                                                                                                      3,482,700

                                                                                     Metal Fabricated/Hardware
                                                                                                         Total       12,795,575
MISCELLANEOUS MANUFACTURERS - 1.6%
ADVANCED MATERIALS/PRODUCTS - 0.3%

                                      HEXCEL CORP.   9.750% 01/15/09                                 1,800,000        1,885,500

                                                                                                                      1,885,500
DIVERSIFIED MANUFACTURER OPERATIONS - 1.0%

                             J.B. POINDEXTER & CO.   8.750% 03/15/14 (b)                             1,750,000        1,855,000

                                 KI HOLDINGS, INC.   (a) 11/15/14
                                                     (9.875% 11/15/09) (b)                           2,365,000        1,501,775

                          KOPPERS INDUSTRIES, INC.   9.875% 10/15/13                                 1,565,000        1,776,275

                          TRINITY INDUSTRIES, INC.   6.500% 03/15/14                                   920,000          911,950

                                                                                                                      6,045,000
FILTERATION/SEPARATION PRODUCTS - 0.3%

                                    POLYPORE, INC.   (a) 10/01/12
                                                     (10.500% 10/01/08) (b)                          2,730,000        1,754,025

                                                                                                                      1,754,025

                                                                                   Miscellaneous Manufacturers
                                                                                                         Total        9,684,525

PACKAGING & CONTAINERS - 2.6%
CONTAINERS - METAL/GLASS - 1.0%

                        CROWN EUROPEAN HOLDINGS SA   10.875% 03/01/13                                2,550,000        3,002,625

                    OWENS-BROCKWAY GLASS CONTAINER   8.250% 05/15/13                                 1,045,000        1,141,662

                              OWENS-ILLINOIS, INC.   7.350% 05/15/08                                 1,550,000        1,615,875
                                                     7.500% 05/15/10                                   620,000          653,325

                                                                                                                      6,413,487
CONTAINERS - PAPER/PLASTIC - 1.6%

                    CONSOLIDATED CONTAINER CO. LLC   (a) 06/15/09                                    1,700,000        1,428,000
                                                     (10.750% 06/15/07)

                              MDP ACQUISITIONS PLC   9.625% 10/01/12                                 2,600,000        2,938,000

                           PORTOLA PACKAGING, INC.   8.250% 02/01/12                                 1,700,000        1,326,000

                     SMURFIT-STONE CONTAINER CORP.   8.250% 10/01/12                                 1,675,000        1,834,125

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
CONTAINERS - PAPER/PLASTIC - (CONTINUED)

                                  TEKNI-PLEX, INC.   12.750% 06/15/10                                2,300,000        2,035,500

                                                                                                                      9,561,625

                                                                                   Packaging & Containers Total      15,975,112
TRANSPORTATION - 3.8%
TRANSPORTATION - MARINE - 1.7%

                   SHIP FINANCE INTERNATIONAL LTD.   8.500% 12/15/13                                 4,060,000        4,171,650

                                          STENA AB   7.000% 12/01/16 (b)                               785,000          771,262
                                                     7.500% 11/01/13                                 2,675,000        2,768,625
                                                     9.625% 12/01/12                                 1,630,000        1,833,750

                             TEEKAY SHIPPING CORP.   8.875% 07/15/11                                   865,000        1,003,400

                                                                                                                     10,548,687
TRANSPORTATION - RAIL - 0.5%

                                      TFM SA DE CV   12.500% 06/15/12                                3,030,000        3,439,050

                                                                                                                      3,439,050

TRANSPORTATION - SERVICES - 0.9%

                              CHC HELICOPTER CORP.   7.375% 05/01/14                                 1,820,000        1,924,650

                       PETROLEUM HELICOPTERS, INC.   9.375% 05/01/09                                 3,125,000        3,375,000

                                   RAILWORKS CORP.   11.500% 04/15/09 (j)                              600,000           30,000

                                                                                                                      5,329,650
TRANSPORTATION - TRUCK - 0.7%

                             ALLIED HOLDINGS, INC.   Series 1997 B,
                                                     8.625% 10/01/07                                 1,835,000        1,559,750

                                 QDI CAPITAL CORP.   9.000% 11/15/10 (b)                             2,810,000        2,802,975

                                                                                                                      4,362,725

                                                                                          Transportation Total       23,680,112
                                                                                                                    -----------
                                                                                             INDUSTRIALS TOTAL       98,350,008
TECHNOLOGY - 0.5%
SEMICONDUCTORS - 0.5%
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.5%

                            AMKOR TECHNOLOGY, INC.   9.250% 02/15/08                                 2,910,000        2,859,075

                                                                                                                      2,859,075

                                                                                          Semiconductors Total        2,859,075
                                                                                                                    -----------
                                                                                              TECHNOLOGY TOTAL        2,859,075

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
UTILITIES - 5.4%
ELECTRIC - 5.4%

ELECTRIC - GENERATION - 1.1%
                                         AES CORP.   9.000% 05/15/15 (b)                               610,000          701,500
                                                     9.500% 06/01/09                                 1,253,000        1,437,818

                             EDISON MISSION ENERGY   9.875% 04/15/11                                 3,090,000        3,661,650

                            MISSION ENERGY HOLDING   13.500% 07/15/08                                  825,000        1,037,438

                                                                                                                      6,838,406
ELECTRIC - INTEGRATED - 1.4%
                                  CMS ENERGY CORP.   8.900% 07/15/08                                 1,990,000        2,208,900

                                  NEVADA POWER CO.   9.000% 08/15/13                                   985,000        1,152,450
                                                     10.875% 10/15/09                                1,765,000        2,065,050

                       PSE&G ENERGY HOLDINGS, INC.   8.625% 02/15/08                                 2,955,000        3,268,969

                                                                                                                      8,695,369

INDEPENDENT POWER PRODUCERS - 2.9%

                      CAITHNESS COSO FUNDING CORP.   9.050% 12/15/09                                 3,381,457        3,753,418

                                     CALPINE CORP.   8.500% 07/15/10 (b)                             2,750,000        2,158,750

                        CALPINE GENERATING CO. LLC   11.169% 04/01/11 (b)(e)                         3,575,000        3,387,313
                                                     11.500% 04/01/11 (b)                            2,125,000        1,955,000

                           MSW ENERGY HOLDINGS LLC   7.375% 09/01/10                                   910,000          960,050
                                                     8.500% 09/01/10                                 2,260,000        2,486,000

                        ORION POWER HOLDINGS, INC.   12.000% 05/01/10                                2,270,000        2,882,900

                                                                                                                     17,583,431

                                                                                                Electric Total       33,117,206
                                                                                                                    -----------
                                                                                               UTILITIES TOTAL       33,117,206


                                                     TOTAL CORPORATE FIXED-INCOME
                                                       BONDS & NOTES
                                                     (COST OF $557,233,868)                                         569,080,193

See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
MUNICIPAL BOND (TAXABLE) - 0.5%
CONSUMER CYCLICAL - 0.5%
LODGING - 0.5%
CASINO HOTELS - 0.5%

                      CABAZON BAND MISSION INDIANS   13.000% 10/01/11 (h)                            3,250,000        3,224,097

                                                                                                                      3,224,097

                                                                                                 Lodging Total        3,224,097
                                                                                                                    -----------
                                                                                       CONSUMER CYCLICAL TOTAL        3,224,097


                                                     TOTAL MUNICIPAL BOND (TAXABLE)
                                                     (COST OF $3,250,000)                                             3,224,097

CONVERTIBLE BONDS - 0.7%
COMMUNICATIONS - 0.4%
TELECOMMUNCIATIONS - 0.4%
TELECOMMUNICATION EQUIPMENT - 0.4%

                              NORTEL NETWORKS LTD.   4.250% 09/01/08                                 2,640,000        2,531,469

                                                                                                                      2,531,469

                                                                                      Telecommunications Total        2,531,469
                                                                                                                    -----------
                                                                                          COMMUNICATIONS TOTAL        2,531,469
UTILITIES - 0.3%
ELECTRIC - 0.3%
INDEPENDENT POWER PRODUCER - 0.3%

                                      MIRANT CORP.   2.500% 06/15/21 (f)                             2,125,000        1,509,706

                                                                                                                      1,509,706

                                                                                                Electric Total        1,509,706
                                                                                                                    -----------
                                                                                               UTILITIES TOTAL        1,509,706


                                                     TOTAL CONVERTIBLE BONDS
                                                     (COST OF $3,864,973)                                             4,041,175

                                                                                                        SHARES
PREFERRED STOCKS - 3.1%
COMMUNICATIONS - 2.0%
MEDIA - 2.0%
BROADCASTING SERVICES/PROGRAMS - 1.1%

                 SPANISH BROADCASTING SYSTEM, INC.   10.750%                                             6,284        6,943,820

                                                                                                                      6,943,820

TELEVISION - 0.3%

                             PAXSON COMMUNICATIONS   14.250% PIK                                           273        2,047,500

                                         PTV, INC.                                                          19              104

                                                                                                                      2,047,604

                                 See accompanying notes to financial statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
PREFERRED STOCKS - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

PUBLISHING PERIODICALS - 0.6%

                                    PRIMEDIA, INC.   Series D,
                                                     10.000%                                            17,700        1,690,350
                                                     Series F,
                                                     9.200%                                             20,390        1,835,100
                                                     Series H,
                                                     8.625%                                                220           19,360

                                                                                                                      3,544,810

                                                                                                   Media Total       12,536,234
                                                                                                                    -----------
                                                                                          COMMUNICATIONS TOTAL       12,536,234
FINANCIALS - 0.6%
FINANCIAL - 0.6%
REAL ESTATE - 0.6%

                             iSTAR FINANCIAL, INC.   Series E,
                                                     7.875%                                             86,769        2,215,325
                                                     Series F,
                                                     7.800%                                             57,000        1,442,813

                                                                                                                      3,658,138

                                                                                               Financial Total        3,658,138
                                                                                                                    -----------
                                                                                              FINANCIALS TOTAL        3,658,138
UTILITIES - 0.5%
ELECTRIC - 0.5%
ELECTRIC - INTEGRATED - 0.5%

                             TNP ENTERPRISES, INC.   14.500% PIK                                         2,788        3,220,140

                                                                                                                      3,220,140

                                                                                                Electric Total        3,220,140
                                                                                                                    -----------
                                                                                               UTILITIES TOTAL        3,220,140


                                                     TOTAL PREFERRED STOCKS
                                                     (COST OF $18,655,533)                                           19,414,512

COMMON STOCKS (n) - 2.6%
COMMUNICATIONS - 1.9%
MEDIA - 0.7%
CABLE TV - 0.5%
                                         NTL, INC.                                                      46,154        3,211,395

                                   ONO FINANCE PLC   (k)(o)                                              5,700               --

                                                                                                                      3,211,395

See accompanying notes to financial statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
COMMON STOCKS (n) - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

MULTIMEDIA - 0.2%

                HAIGHTS CROSS COMMUNICATIONS, INC.                                                      18,220          965,660

                                                                                                                        965,660

                                                                                                   Media Total        4,177,055
TELECOMMUNICATIONS - 1.2%
CELLULAR TELECOMMUNICATIONS - 0.8%

                                 AIRGATE PCS, INC.                                                      22,468          729,536

                                 HORIZON PCS, INC.   Class A                                            73,617        1,612,212

                       NEXTEL COMMUNICATIONS, INC.   Class A                                           100,000        2,846,000

                                                                                                                      5,187,748
WIRELESS EQUIPMENT - 0.4%

                          SBA COMMUNICATIONS CORP.   Class A                                           235,910        2,264,736

                                                                                                                      2,264,736

                                                                                      Telecommunications Total        7,452,484
                                                                                                                    -----------
                                                                                          COMMUNICATIONS TOTAL       11,629,539
CONSUMER, CYCLICAL - 0.1%
LEISURE TIME - 0.1%
CASINO SERVICES - 0.1%

                             ALLIANCE GAMING CORP.                                                      55,000          664,950

                                                                                                                        664,950

                                                                                            Leisure Time Total          664,950
                                                                                                                    -----------
                                                                                      CONSUMER, CYCLICAL TOTAL          664,950
ENERGY - 0.2%
OIL& GAS - 0.0%
OIL& GAS DRILLING - 0.0%

                                 COHO ENERGY, INC.   (p)                                                   750               --

                     HORIZON NATURAL RESOURCES CO.   (k)                                                16,000               16

                              ORION REFINING CORP.   (k)(o)                                                 10               --

                                                                                                                             16

                                                                                               Oil & Gas Total               16

                                 See accompanying notes to financial statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
COMMON STOCKS (n) - (CONTINUED)
ENERGY - (CONTINUED)
PIPELINES -0.2%

PIPELINES - 0.2%

                                      DYNEGY, INC.   Class A                                           233,000        1,316,450

                                                                                                                      1,316,450

                                                                                               Pipelines Total        1,316,450
                                                                                                                    -----------
                                                                                                  ENERGY TOTAL        1,316,466
INDUSTRIALS - 0.3%
ENVIRONMENT CONTROL - 0.3%
NON-HARZARDOUS WASTE DISPOSAL - 0.3%

                     ALLIED WASTE INDUSTRIES, INC.                                                      72,500          659,025

                         FAIRLANE MANAGEMENT CORP.   (k)(o)                                             50,004               --

                              WASTE SERVICES, INC.                                                     327,000        1,206,368

                                                                                                                      1,865,393

                                                                                   Environmental Control Total        1,865,393
                                                                                                                    -----------
                                                                                             INDUSTRIALS TOTAL        1,865,393
UTILITIES - 0.1%
ELECTRIC - 0.0%
ELECTRIC INTEGRATED - 0.0%

                             BAYCORP HOLDINGS LTD.                                                           3               38

                                                                                                                             38

                                                                                                Electric Total               38
OIL & GAS SERVICES - 0.1%
OIL - FIELD SERVICES - 0.1%

                  HORNBECK OFFSHORE SERVICES, INC.                                                      27,300          551,460

                                                                                                                        551,460

                                                                                      Oil & Gas Services Total          551,498
                                                                                                                    -----------
                                                                                               UTILITIES TOTAL          551,498


                                                     TOTAL COMMON STOCKS
                                                     (COST OF $16,778,114)                                           16,027,846

See accompanying notes to financial statements.

                                                                                                         UNITS        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
WARRANTS (n)- 0.0%
COMMUNICATIONS - 0.0%
MEDIA - 0.0%

CABLE TV - 0.0%

            CABLE SATISFACTION INTERNATIONAL, INC.   expires 03/01/05 (b)(k)(o)                          7,550               --

                                   ONO FINANCE PLC   expires 02/15/11 (b)(k)(o)                          1,200               --

                                                                                                                             --
BROADCASTING SERVICES/PROGRAMS - 0.0%

                 XM SATELLITE RADIO HOLDINGS, INC.   expires 03/15/10 (b)                                2,435          194,800

                                                                                                                        194,800

MULTIMEDIA - 0.0%

                HAIGHTS CROSS COMMUNICATIONS, INC.   expires 12/10/11 (p)                                   20               --
                                                     expires 12/10/12                                   18,044              361

                                                                                                                            361

                                                                                                   Media Total          195,161
TELECOMMUNICATIONS - 0.0%
CELLULAR TELECOMMUNICATIONS - 0.0%

                                 HORIZON PCS, INC.   expires 10/01/10 (b)(k)(o)                          4,705               --

                     METRONET COMMUNICATIONS CORP.   expires 08/15/07 (b)(k)(o)                          1,250               --

                                                                                                                             --
TELECOMMUNICATION SERVICES - 0.0%

                            CARRIER1 INTERNATIONAL   expires 02/19/09 (b)(f)(k)(o)                       2,780               --

                                        IPCS, INC.   expires 07/15/10 (b)                                2,500               25

                                       JAZZTEL PLC   expires 07/15/10 (b)(k)(o)           EUR            1,435               --

                                   UBIQUITEL, INC.   expires 04/15/10 (b)(k)(o)           USD            5,250               --

                                                                                                                             25

                                                                                      Telecommunications Total               25
                                                                                                                    -----------
                                                                                          COMMUNICATIONS TOTAL          195,186
CONSUMER, NON-CYCLICAL - 0.0%
FOOD - 0.0%
FOOD RETAIL - 0.0%

                             PATHMARK STORES, INC.   expires 09/19/10                                   58,758           14,689

                                                                                                                         14,689

                                                                                                    Food Total           14,689
                                                                                                                    -----------
                                                                                  CONSUMER, NON-CYCLICAL TOTAL           14,689

                                 See accompanying notes to financial statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
WARRANTS (n)- (CONTINUED)
INDUSTRIALS - 0.0%
AEROSPACE/DEFENSE - 0.0%

AEROSPACE/DEFENSE - EQUIPMENT - 0.0%

                 LORAL SPACE & COMMUNICATIONS LTD.   expires 01/15/07                                   12,000              120

                                                                                                                            120

                                                                                       Aerospace/Defense Total              120
METAL FABRICATED/HARDWARE - 0.0%
METAL PROCESSORS & FABRICATE - 0.0%
                            MUELLER HOLDINGS, INC.   expires 04/15/14                                    2,625          183,750

                                                                                                                        183,750

                                                                                     Metal Fabricated/Hardware
                                                                                                         Total          183,750
TRANSPORTATION - 0.0%
TRANSPORTATION - TRUCK - 0.0%
                                           QDI LLC   expires 06/15/06 (b)(k)                            10,207           31,744

                                                                                                                         31,744

                                                                                          Transportation Total           31,744
                                                                                                                    -----------
                                                                                             INDUSTRIALS TOTAL          215,614
                                                     TOTAL WARRANTS
                                                     (COST OF $8,220,915)                                               425,489

SHORT-TERM OBLIGATION - 0.1%

                                                     Repurchase agreement with
                                                     State Street Bank & Trust Co.
                                                     dated 11/30/04, due 12/01/04
                                                     at 1.870%, collateralized by
                                                     a U.S. Treasury Bond maturing
                                                     02/15/10, market value
                                                     $675,863 (repurchase proceeds
                                                     $658,034)                                         658,000          658,000


                                                     TOTAL SHORT-TERM OBLIGATION
                                                     (COST OF $658,000)                                                 658,000

                                                     TOTAL INVESTMENTS - 98.9%
                                                     (COST OF $608,661,403) (Q)                                     612,871,312

                                                     OTHER ASSETS & LIABILITIES,
                                                     NET - 1.1%                                                       6,500,764

                                                     NET ASSETS - 100.0%                                            619,372,076

See accompanying notes to financial statements.

     NOTES TO INVESTMENT PORTFOLIO:

(a) Step bond. This security is currently not paying coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2004, these securities amounted to $137,602,365, which represents 22.2% of net assets.

(c) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Zero coupon bond.

(e) Floating rate note. The interest rate shown reflects the rate as of November 30, 2004.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $5,901,744, which represents 1.0% of net assets.

(g)  Security purchased on a delayed delivery basis.

(h)  Illiquid security.

(i) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt convenants. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $4,387,608, which represents 0.7% of net assets.

(j) This issuer is in default of certain debt convenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $6,274,005, which represents 1.0% of net assets.

(k) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(l)  Issued as part of bankruptcy reorganization.

(m) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt convenants, however, under the issuer's plan of reorganization, the issuer has guaranteed all interest due and therefore income is still being accrued. As of November 30, 2004, the value of this security represents 0.2% of net assets.

(n)  Non-income producing security.

(o)  Security has no value.

(p)  Rounds to less than $1.

(q)  Cost for federal income tax purposes is $608,724,959.

At November 30, 2004, the Fund held investments in the following sectors:

                                                              % OF NET
                                                               ASSETS
------------------------------------------------------------------------
Communications                                                   24.7
Consumer, Cyclical                                               19.7
Industrials                                                      16.2
Consumer, Non-Cyclical                                           12.6
Basic Materials                                                   9.6
Energy                                                            6.6
Utilities                                                         6.3
Financials                                                        2.6
Technology                                                        0.5
Short-Term Obligation                                             0.1
Other assets & liabilities, net                                   1.1
                                                                -----
                                                                100.0
                                                                =====

ACRONYM               NAME
EUR                   Euro
PIK                   Payment-In-Kind
REIT                  Real Estate Investment Trust

                                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2004 (UNAUDITED)               COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                                            ($)
--------------------------------------------------   --------------------------------------------------------------------------

                                    ASSETS        Investments, at cost                                             608,661,403
                                                                                                                 --------------
                                                  Investments, at value                                            612,871,312
                                                  Cash                                                                 372,719
                                                  Receivable for:
                                                   Investments sold                                                  1,810,571
                                                   Investments sold on a delayed delivery
                                                     basis                                                           1,207,742
                                                   Fund shares sold                                                    331,061
                                                   Interest                                                         12,506,455
                                                   Dividends                                                            70,494
                                                  Deferred Trustees' compensation plan                                  32,572
                                                                                                                 -------------
                                                                                                    Total Assets   629,202,926

                               LIABILITIES        Payable for:
                                                   Investments purchased                                               936,330
                                                   Investments purchased on a delayed
                                                     delivery basis                                                  4,436,084
                                                   Fund shares repurchased                                           1,161,038
                                                   Distributions                                                     1,926,250
                                                   Investment advisory fee                                             306,439
                                                   Transfer agent fee                                                  172,908
                                                   Pricing and bookkeeping fees                                         23,805
                                                   Custody fee                                                           1,143
                                                   Distribution and service fees                                       299,415
                                                  Deferred Trustees' fees                                               32,572
                                                  Other liabilities                                                    534,866
                                                                                                                 -------------
                                                                                               Total Liabilities     9,830,850

                                                                                                      NET ASSETS   619,372,076

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                1,002,685,447
                                                  Undistributed net investment income                                2,126,906
                                                  Accumulated net realized loss                                   (389,650,186)
                                                  Net unrealized appreciation on investments                         4,209,909

                                                                                                      NET ASSETS   619,372,076

                                   CLASS A        Net assets                                                       315,736,279
                                                  Shares outstanding                                                65,672,962
                                                  Net asset value per share                                               4.81(a)
                                                  Maximum offering price per share ($4.81/0.9525)                         5.05(b)

                                   CLASS B        Net assets                                                       241,873,446
                                                  Shares outstanding                                                50,310,116
                                                  Net asset value and offering price per share                            4.81(a)

                                   CLASS C        Net assets                                                        43,693,108
                                                  Shares outstanding                                                 9,088,195
                                                  Net asset value and offering price per share                            4.81(a)

                                   CLASS Z        Net assets                                                        18,069,243
                                                  Shares outstanding                                                 3,758,123
                                                  Net asset value, offering and redemption
                                                   price per share                                                        4.81

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

                                        COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                                            ($)
--------------------------------------------------   --------------------------------------------------------------------------

                         INVESTMENT INCOME        Interest                                                          26,596,403
                                                  Dividends                                                            672,943
                                                                                                                 -------------
                                                   Total Investment Income                                          27,269,346

                                  EXPENSES        Investment advisory fee                                            1,851,513
                                                  Distribution fee:
                                                   Class B                                                             917,639
                                                   Class C                                                             167,380
                                                  Service fee:
                                                   Class A                                                             391,586
                                                   Class B                                                             305,879
                                                   Class C                                                              55,960
                                                  Transfer agent fee                                                   678,330
                                                  Pricing and bookkeeping fees                                         102,766
                                                  Trustees' fees                                                         9,769
                                                  Custody fee                                                           23,299
                                                  Non-recurring costs (See Note 7)                                      11,824
                                                  Other expenses                                                       141,486
                                                                                                                 -------------
                                                   Total Expenses                                                    4,657,431
                                                  Fees waived by Distributor - Class C                                 (33,077)
                                                  Non-recurring costs assumed by Investment
                                                   Advisor (See Note 7)                                                (11,824)
                                                  Custody earnings credit                                               (5,181)
                                                                                                                 -------------
                                                   Net Expenses                                                      4,607,349
                                                                                                                 -------------
                                                  Net Investment Income                                             22,661,997

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain (loss) on:
          INVESTMENTS AND FOREIGN CURRENCY         Investments                                                      13,610,253
                                                   Foreign currency transactions                                       (59,080)
                                                                                                                 -------------
                                                     Net realized gain                                              13,551,173

                                                  Net change in unrealized
                                                   appreciation/depreciation on:
                                                   Investments                                                      22,493,771
                                                   Foreign currency translations                                        61,151
                                                                                                                 -------------
                                                     Net change in unrealized
                                                      appreciation/depreciation                                     22,554,922
                                                                                                                 -------------
                                                  Net Gain                                                          36,106,095
                                                                                                                 -------------
                                                  Net Increase in Net Assets
                                                   from Operations                                                  58,768,092

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                      (UNAUDITED)
                                                                                                 SIX MONTHS ENDED      YEAR ENDED
                                                                                                     NOVEMBER 30,         MAY 31,
                                                                                                         2004 ($)        2004 ($)
--------------------------------------------------   ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
                                OPERATIONS       Net investment income                                 22,661,997      54,237,943
                                                 Net realized gain on investments and foreign
                                                  currency transactions                                13,551,173       8,270,746
                                                 Net change in unrealized appreciation
                                                  /depreciation on investments and foreign
                                                  currency translations                                22,554,922      32,880,100
                                                                                                 --------------------------------
                                                    Net Increase from Operations                       58,768,092      95,388,789

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS       From net investment income:
                                                  Class A                                             (12,539,947)    (25,897,731)
                                                  Class B                                              (8,879,829)    (18,878,503)
                                                  Class C                                              (1,656,703)     (3,515,106)
                                                  Class Z                                                (598,186)     (1,901,969)
                                                                                                 --------------------------------
                                                    Total Distributions Declared to
                                                     Shareholders                                     (23,674,665)    (50,193,309)

                        SHARE TRANSACTIONS       Class A:
                                                  Subscriptions                                        33,074,365     189,024,773
                                                  Distributions reinvested                              6,599,221      13,650,967
                                                  Redemptions                                         (67,383,365)   (276,813,657)
                                                                                                 --------------------------------
                                                    Net Decrease                                      (27,709,779)    (74,137,917)
                                                 Class B:
                                                  Subscriptions                                         9,642,732      41,567,784
                                                  Distributions reinvested                              4,403,891       8,876,772
                                                  Redemptions                                         (38,515,319)   (120,128,028)
                                                                                                 --------------------------------
                                                    Net Decrease                                      (24,468,696)    (69,683,472)
                                                 Class C:
                                                  Subscriptions                                         1,209,911      26,520,739
                                                  Distributions reinvested                              1,106,392       2,226,590
                                                  Redemptions                                          (7,497,553)    (37,179,218)
                                                                                                 --------------------------------
                                                    Net Decrease                                       (5,181,250)     (8,431,889)
                                                 Class Z:
                                                  Subscriptions                                         5,753,875      31,287,165
                                                  Distributions reinvested                                445,990       1,483,445
                                                  Redemptions                                          (3,150,243)    (66,364,258)
                                                                                                 --------------------------------
                                                    Net Increase (Decrease)                             3,049,622     (33,593,648)
                                                 Net Decrease from Share
                                                  Transactions                                        (54,310,103)   (185,846,926)
                                                                                                 --------------------------------
                                                      Total Decrease in Net Assets                    (19,216,676)   (140,651,446)

                                NET ASSETS       Beginning of period                                  638,588,752     779,240,198
                                                 End of period (including undistributed net
                                                  investment income of $2,126,906 and
                                                  $3,139,574, respectively)                           619,372,076     638,588,752

                         CHANGES IN SHARES       Class A:
                                                  Subscriptions                                         7,104,512      42,769,227
                                                  Issued for distributions reinvested                   1,409,647       3,017,589
                                                  Redemptions                                         (14,571,594)    (61,621,799)
                                                                                                 --------------------------------
                                                    Net Decrease                                       (6,057,435)    (15,834,983)
                                                 Class B:
                                                  Subscriptions                                         2,053,006       9,297,993
                                                  Issued for distributions reinvested                     940,769       1,963,545
                                                  Redemptions                                          (8,282,478)    (26,516,181)
                                                                                                 --------------------------------
                                                    Net Decrease                                       (5,288,703)    (15,254,643)
                                                 Class C:
                                                  Subscriptions                                           259,853       5,944,258
                                                  Issued for distributions reinvested                     236,421         492,263
                                                  Redemptions                                          (1,610,956)     (8,189,751)
                                                                                                 --------------------------------
                                                    Net Decrease                                       (1,114,682)     (1,753,230)
                                                 Class Z:
                                                  Subscriptions                                         1,217,367       7,069,802
                                                  Issued for distributions reinvested                      95,152         327,668
                                                  Redemptions                                            (680,618)    (14,917,379)
                                                                                                 --------------------------------
                                                    Net Increase (Decrease)                               631,901      (7,519,909)

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004 (UNAUDITED)               COLUMBIA HIGH YIELD OPPORTUNITY FUND

NOTE 1. ORGANIZATION

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks high current income and total return.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued data, as well as broker quotes. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the Fund's fiscal year ended May 31, 2004 was as follows:

                                                  MAY 31,
                                                   2004
-----------------------------------------------------------
Distributions paid from:

   Ordinary income                            $ 50,193,309

   Long-term capital gains                              --

Unrealized appreciation (depreciation) at November 30, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                 $    40,254,232
    Unrealized depreciation                     (36,107,879)
    -------------------------------------------------------
     Net unrealized appreciation            $     4,146,353

The following capital loss carryforwards, determined as of May 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                  CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
-----------------------------------------------------
                2007                $    7,774,983
                2008                    44,818,986
                2009                   161,087,717
                2010                   171,019,187
                2011                    18,463,873
                                    $  403,164,746

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Columbia, the transfer agent and the distributor, are each indirect, wholly owned subsidiaries of Bank of America Corporation.


INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-------------------------------------------------------
          First $1 billion                0.60%
           Next $1 billion                0.55%
           Over $2 billion                0.50%

For the six-months ended November 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.60%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended November 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.033%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse a portion of the transfer agent fee so that the transfer agent fee will not exceed 0.23% (exclusive of out-of-pocket expenses) annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

For the six months ended November 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.22%. Columbia did not reimburse any transfer agent fees during the six-months ended November 30, 2004.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended November 30, 2004, the Distributor has retained net underwriting discounts of $7,056 on sales of the Fund's Class A shares and received CDSC fees of $6,461, $353,398 and $6,037 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended November 30, 2004, the Fund paid $1,249 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $224,332,794 and $268,758,986, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended November 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston Financial Corporation ("FleetBoston") (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended November 30, 2004, Columbia has assumed $11,824 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                           (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                         NOVEMBER 30,         MAY 31,        MAY 31,                         YEAR ENDED DECEMBER 31,
CLASS A SHARES                   2004            2004        2003(a)             2002         2001            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $    4.54      $     4.30     $     4.01        $    4.62    $    5.30       $    6.55    $    6.76

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.18(b)         0.35(b)        0.14(b)          0.34(b)      0.52(b)(c)      0.61(d)      0.60(d)
Net realized and
unrealized gain (loss)
on investments
and foreign currency             0.28            0.21           0.30            (0.53)       (0.65)(c)       (1.24)       (0.20)
                            ---------      ----------     ----------        ---------    ---------       ---------    ---------
Total from Investment
Operations                       0.46            0.56           0.44            (0.19)       (0.13)          (0.63)        0.40

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                          (0.19)          (0.32)         (0.15)           (0.39)       (0.51)          (0.62)       (0.61)
Return of capital                  --              --             --            (0.03)       (0.04)             --           --
                            ---------      ----------     ----------        ---------    ---------       ---------    ---------
Total Distributions
Declared to Shareholders        (0.19)          (0.32)         (0.15)           (0.42)       (0.55)          (0.62)       (0.61)

NET ASSET VALUE, END OF
PERIOD                      $    4.81      $     4.54     $     4.30        $    4.01    $    4.62       $    5.30    $    6.55
Total return (e)                10.25%(f)       13.30%(g)      11.01%(f)(g)     (4.27)%      (2.78)%        (10.28)%       6.17%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (h)                     1.16%(i)        1.19%          1.29%(i)         1.31%        1.22%           1.16%        1.21%
Net investment income (h)        7.68%(i)        7.65%          8.24%(i)         7.92%       10.34%(c)       10.00%        9.02%
Waiver/reimbursement               --            0.01%            --%(i)(j)        --           --              --           --
Portfolio turnover rate            37%(f)          75%            45%(f)           63%          62%             28%          42%
Net assets, end of
period (000's)              $ 315,736      $  325,658     $  376,944        $ 361,780    $ 369,043       $ 390,917    $ 540,201

(a) The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.76% to 10.34%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                           (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                         NOVEMBER 30,         MAY 31,        MAY 31,                         YEAR ENDED DECEMBER 31,
CLASS B SHARES                   2004            2004        2003(a)              2002        2001             2000        1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $    4.54      $     4.30     $     4.01        $    4.62    $    5.30       $    6.55    $    6.76

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.16(b)         0.31(b)        0.13(b)          0.31(b)      0.48(b)(c)      0.56(d)      0.55(d)
Net realized and
unrealized gain (loss)
on investments
and foreign currency             0.28            0.22           0.29            (0.54)       (0.65)(c)       (1.24)       (0.20)
                            ---------      ----------     ----------        ---------    ---------       ---------    ---------
Total from Investment
Operations                       0.44            0.53           0.42            (0.23)       (0.17)          (0.68)        0.35

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                          (0.17)          (0.29)         (0.13)           (0.35)       (0.47)          (0.57)       (0.56)
Return of capital                  --              --             --            (0.03)       (0.04)             --           --
                            ---------      ----------     ----------        ---------    ---------       ---------    ---------
Total Distributions
Declared to Shareholders        (0.17)          (0.29)         (0.13)           (0.38)       (0.51)          (0.57)       (0.56)

NET ASSET VALUE, END OF
PERIOD                      $    4.81      $     4.54     $     4.30        $    4.01    $    4.62       $    5.30    $    6.55
Total return (e)                 9.84%(f)       12.46%(g)      10.67%(f)(g)     (4.99)%      (3.51)%        (10.96)%       5.38%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (h)                     1.91%(i)        1.94%          2.04%(i)         2.06%        1.97%           1.91%        1.96%
Net investment income (h)        6.93%(i)        6.90%          7.49%(i)         7.17%        9.59%(c)        9.25%        8.27%
Waiver/reimbursement               --            0.01%            --%(i)(j)        --           --              --           --
Portfolio turnover rate            37%(f)          75%            45%(f)           63%          62%             28%          42%
Net assets, end of
period (000's)              $ 241,873      $  252,415     $  305,021        $ 280,220    $ 350,464       $ 433,949    $ 627,057

(a) The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.02% to 9.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                           (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                         NOVEMBER 30,         MAY 31,        MAY 31,                        YEAR ENDED DECEMBER 31,
CLASS C SHARES                   2004            2004        2003(a)            2002         2001            2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $    4.54      $     4.30     $     4.01       $    4.62    $    5.30       $    6.55    $    6.76

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.17(b)         0.32(b)        0.13(b)         0.31(b)      0.49(b)(c)      0.57(d)      0.56(d)
Net realized and
unrealized gain (loss)
on investments
and foreign currency             0.27            0.21           0.29           (0.53)       (0.65)(c)       (1.24)       (0.20)
                            ---------      ----------     ----------       ---------    ---------       ---------    ---------
Total from Investment
Operations                       0.44            0.53           0.42           (0.22)       (0.16)          (0.67)        0.36

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                          (0.17)          (0.29)         (0.13)          (0.36)       (0.48)          (0.58)       (0.57)
Return of capital                  --              --             --           (0.03)       (0.04)             --           --
                            ---------      ----------     ----------       ---------    ---------       ---------    ---------
Total Distributions
Declared to Shareholders        (0.17)          (0.29)         (0.13)          (0.39)       (0.52)          (0.58)       (0.57)

NET ASSET VALUE, END OF
PERIOD                      $    4.81      $     4.54     $     4.30       $    4.01    $    4.62       $    5.30    $    6.55
Total return (e)(f)              9.92%(g)       12.63%         10.74%(g)       (4.85)%      (3.37)%        (10.78)%       5.54%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (h)                     1.76%(i)        1.79%          1.89%(i)        1.91%        1.82%           1.76%        1.81%
Net investment income (h)        7.08%(i)        7.05%          7.64%(i)        7.32%        9.74%(c)        9.40%        8.42%
Waiver/reimbursement             0.15%(i)        0.16%          0.15%(i)        0.15%        0.15%           0.15%        0.15%
Portfolio turnover rate            37%(g)          75%            45%(g)          63%          62%             28%          42%
Net assets, end of
period (000's)              $  43,693      $   46,322     $   51,471       $  46,568    $  52,122       $  48,904    $  56,068

(a) The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.16% to 9.74%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                           (UNAUDITED)
                            SIX MONTHS                         PERIOD
                                 ENDED       YEAR ENDED         ENDED
                          NOVEMBER 30,          MAY 31,       MAY 31,                          YEAR ENDED DECEMBER 31,
CLASS Z SHARES                    2004             2004       2003(a)             2002          2001             2000       1999(b)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $     4.54       $     4.30    $     4.01       $     4.62    $     5.30       $    6.55    $   6.79

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income             0.19(c)          0.36(c)       0.15(c)          0.33(c)       0.53(c)(d)      0.62(e)     0.60(e)
Net realized and
unrealized gain (loss)
on investments
and foreign currency              0.27             0.21          0.29            (0.51)        (0.65)(d)       (1.24)      (0.23)
                             ---------       ----------    ----------       ----------    ----------       ---------    --------
Total from Investment
Operations                        0.46             0.57          0.44            (0.18)        (0.12)          (0.62)       0.37

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                           (0.19)           (0.33)        (0.15)           (0.40)        (0.52)          (0.63)      (0.61)
Return of capital                   --               --            --            (0.03)        (0.04)             --          --
                             ---------       ----------    ----------       ----------    ----------       ---------    --------
Total Distributions
Declared to Shareholders         (0.19)           (0.33)        (0.15)           (0.43)        (0.56)          (0.63)      (0.61)

NET ASSET VALUE, END OF
PERIOD                      $     4.81       $     4.54    $     4.30       $     4.01    $     4.62       $    5.30    $   6.55
Total return (f)                 10.39%(g)        13.58%(h)     11.12%(g)(h)     (4.03)%       (2.53)%        (10.06)%      5.83%(g)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (i)                      0.91%(j)         0.94%         1.04%(j)         1.06%         0.97%           0.91%       0.95%(j)
Net investment income (i)         7.93%(j)         7.92%         8.49%(j)         8.17%        10.59%(d)       10.25%       9.22%(j)
Waiver/reimbursement                --             0.01%           --%(j)(k)        --            --              --          --
Portfolio turnover rate             37%(g)           75%           45%(g)           63%           62%             28%         42%
Net assets, end of
period (000's)              $   18,069       $   14,194    $   45,803       $   35,541    $    1,978       $     566    $    418

(a) The Fund changed its fiscal year end from December 31 to May 31.
(b) Class Z shares were initially offered on January 8, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 10.01% to 10.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

COLUMBIA FUNDS

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

                              LARGE GROWTH        Columbia Common Stock*
                                                  Columbia Growth*
                                                  Columbia Growth Stock
                                                  Columbia Large Cap Growth
                                                  Columbia Tax-Managed Growth
                                                  Columbia Tax-Managed Growth II
                                                  Columbia Young Investor

                               LARGE VALUE        Columbia Disciplined Value
                                                  Columbia Growth & Income
                                                  Columbia Large Cap Core
                                                  Columbia Tax-Managed Value

                             MIDCAP GROWTH        Columbia Acorn Select
                                                  Columbia Mid Cap Growth

                              MIDCAP VALUE        Columbia Dividend Income
                                                  Columbia Mid Cap
                                                  Columbia Strategic Investor

                              SMALL GROWTH        Columbia Acorn
                                                  Columbia Acorn USA
                                                  Columbia Small Company Equity

                               SMALL VALUE        Columbia Small Cap
                                                  Columbia Small Cap Value

                                  BALANCED        Columbia Asset Allocation
                                                  Columbia Balanced
                                                  Columbia Liberty Fund

                                 SPECIALTY        Columbia Real Estate Equity
                                                  Columbia Technology
                                                  Columbia Utilities

                      TAXABLE FIXED-INCOME        Columbia Contrarian Income*
                                                  Columbia Corporate Bond*
                                                  Columbia Federal Securities
                                                  Columbia Fixed Income Securities
                                                  Columbia High Yield
                                                  Columbia High Yield Opportunity
                                                  Columbia Income
                                                  Columbia Intermediate Bond
                                                  Columbia Intermediate Government Income
                                                  Columbia Quality Plus Bond
                                                  Columbia Short Term Bond
                                                  Columbia Strategic Income

                                TAX EXEMPT        Columbia High Yield Municipal
                                                  Columbia Intermediate Tax-Exempt Bond
                                                  Columbia Managed Municipals
                                                  Columbia National Municipal Bond
                                                  Columbia Tax-Exempt
                                                  Columbia Tax-Exempt Insured

                   SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                                                  Columbia Connecticut Intermediate Municipal Bond
                                                  Columbia Connecticut Tax-Exempt
                                                  Columbia Florida Intermediate Municipal Bond
                                                  Columbia Massachusetts Intermediate Municipal Bond
                                                  Columbia Massachusetts Tax-Exempt
                                                  Columbia New Jersey Intermediate Municipal Bond
                                                  Columbia New York Intermediate Municipal Bond
                                                  Columbia New York Tax-Exempt
                                                  Columbia Oregon Municipal Bond
                                                  Columbia Pennsylvania Intermediate Municipal Bond
                                                  Columbia Rhode Island Intermediate Municipal Bond

                              MONEY MARKET        Columbia Money Market
                                                  Columbia Municipal Money Market

                      INTERNATIONAL/GLOBAL        Columbia Acorn International
                                                  Columbia Acorn International Select
                                                  Columbia Global Equity
                                                  Columbia International Equity*
                                                  Columbia International Stock
                                                  Columbia Newport Greater China
                                                  Columbia Newport Tiger

                                     INDEX        Columbia Large Company Index
                                                  Columbia Small Company Index
                                                  Columbia U.S. Treasury Index

* The fund was closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia High Yield Opportunity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA HIGH YIELD OPPORTUNITY FUND SEMIANNUAL REPORT, NOVEMBER 30, 2004

                                                                   PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20

[COLUMBIAFUNDS (R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BASTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                730-03/744T-1104 (01/05) 05/3942

[GRAPHIC]

COLUMBIA STRATEGIC INCOME FUND

SEMIANNUAL REPORT

NOVEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        32

   Statement of Operations                                                    33

   Statement of Changes in Net Assets                                         34

   Notes to Financial Statements                                              36

   Financial Highlights                                                       42

Columbia Funds                                                                47

Important Information About This Report                                       49

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC   MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                  COLUMBIA STRATEGIC INCOME FUND

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. Plans are underway to bring Nations Funds and Columbia Funds together in a single fund family that covers a wide range of markets, sectors, and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that affect you and your account. In this matter, your timely response will enable us to implement the changes in 2005.

The increased efficiencies we expect from a more stream-lined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We will also be reducing management fees for many funds as part of our agreement in principle with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                  COLUMBIA STRATEGIC INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 11/30/04 (%)

USA                              63.2
Canada                            4.0
Sweden                            3.4
Germany                           3.2
United Kingdom                    3.2

PORTFOLIO STRUCTURE AS OF 11/30/04 (%)

Corporate fixed-income
  bonds and Notes                40.9
Foreign government obligations   35.7
US government obligations        16.5
US government agencies            6.1
Asset-backed securities           0.7
Convertible bonds                 0.3
Municipal bond (taxable)          0.2
Cash equivalents, net other
  assets & liabilities           (0.4)

QUALITY BREAKDOWN AS OF 11/30/04 (%)

AAA                              40.0
AA                                3.6
A                                 1.8
BBB                               3.8
BB                               11.7
B                                23.9
CCC                              11.8
CC                                1.8
D                                 0.1
Non-rated                         1.5

Quality breakdown is calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Country breakdown and portfolio structure are calculated as a percentage of net assets.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 9.63% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS SIGNIFICANTLY HIGHER THAN THE RETURN OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE AVERAGE RETURN OF THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY AVERAGE, WHICH WERE 3.72% AND 8.14%, RESPECTIVELY.

- THE FUND'S HIGH-YIELD AND FOREIGN DEBT POSITIONS HELPED TO PRODUCE ABOVE-AVERAGE RESULTS.

[CHART]

CLASS A SHARES                                       9.63%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX         3.72%

                                    OBJECTIVE
                              Seeks current income
                        consistent with prudent risk and
                         also seeks maximum total return

                                TOTAL NET ASSETS
                                $1,276.7 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                                  COLUMBIA STRATEGIC INCOME FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04

                CLASS A SHARES        CLASS A SHARES     LEHMAN BROTHERS GOVERNMENT/
             WITHOUT SALES CHARGE    WITH SALES CHARGE       CREDIT BOND INDEX
 12/1/1994               $ 10,000             $  9,525                      $ 10,000
12/31/1994               $ 10,045             $  9,568                      $ 10,066
 1/31/1995               $ 10,151             $  9,669                      $ 10,259
 2/28/1995               $ 10,398             $  9,904                      $ 10,497
 3/31/1995               $ 10,600             $ 10,096                      $ 10,568
 4/30/1995               $ 10,834             $ 10,320                      $ 10,716
 5/31/1995               $ 11,149             $ 10,620                      $ 11,165
 6/30/1995               $ 11,178             $ 10,647                      $ 11,254
 7/31/1995               $ 11,304             $ 10,767                      $ 11,210
 8/31/1995               $ 11,349             $ 10,810                      $ 11,353
 9/30/1995               $ 11,558             $ 11,009                      $ 11,469
10/31/1995               $ 11,718             $ 11,162                      $ 11,638
11/30/1995               $ 11,847             $ 11,284                      $ 11,830
12/31/1995               $ 12,077             $ 11,503                      $ 12,004
 1/31/1996               $ 12,274             $ 11,691                      $ 12,078
 2/29/1996               $ 12,170             $ 11,591                      $ 11,822
 3/31/1996               $ 12,132             $ 11,556                      $ 11,723
 4/30/1996               $ 12,214             $ 11,634                      $ 11,642
 5/31/1996               $ 12,245             $ 11,663                      $ 11,622
 6/30/1996               $ 12,311             $ 11,726                      $ 11,777
 7/31/1996               $ 12,377             $ 11,790                      $ 11,804
 8/31/1996               $ 12,550             $ 11,953                      $ 11,774
 9/30/1996               $ 12,812             $ 12,203                      $ 11,984
10/31/1996               $ 12,986             $ 12,369                      $ 12,263
11/30/1996               $ 13,287             $ 12,656                      $ 12,489
12/31/1996               $ 13,315             $ 12,683                      $ 12,350
 1/31/1997               $ 13,311             $ 12,679                      $ 12,365
 2/28/1997               $ 13,418             $ 12,780                      $ 12,391
 3/31/1997               $ 13,155             $ 12,530                      $ 12,243
 4/30/1997               $ 13,299             $ 12,668                      $ 12,422
 5/31/1997               $ 13,539             $ 12,896                      $ 12,538
 6/30/1997               $ 13,723             $ 13,071                      $ 12,688
 7/31/1997               $ 14,061             $ 13,393                      $ 13,076
 8/31/1997               $ 14,000             $ 13,335                      $ 12,930
 9/30/1997               $ 14,304             $ 13,624                      $ 13,133
10/31/1997               $ 14,261             $ 13,584                      $ 13,343
11/30/1997               $ 14,335             $ 13,654                      $ 13,414
12/31/1997               $ 14,463             $ 13,776                      $ 13,555
 1/31/1998               $ 14,696             $ 13,997                      $ 13,746
 2/28/1998               $ 14,751             $ 14,051                      $ 13,718
 3/31/1998               $ 14,868             $ 14,162                      $ 13,761
 4/30/1998               $ 14,944             $ 14,234                      $ 13,830
 5/31/1998               $ 15,001             $ 14,288                      $ 13,978
 6/30/1998               $ 14,996             $ 14,284                      $ 14,120
 7/31/1998               $ 15,129             $ 14,411                      $ 14,132
 8/31/1998               $ 14,503             $ 13,814                      $ 14,407
 9/30/1998               $ 14,798             $ 14,095                      $ 14,819
10/31/1998               $ 14,772             $ 14,071                      $ 14,714
11/30/1998               $ 15,213             $ 14,490                      $ 14,802
12/31/1998               $ 15,208             $ 14,486                      $ 14,839
 1/31/1999               $ 15,311             $ 14,584                      $ 14,945
 2/28/1999               $ 15,112             $ 14,395                      $ 14,589
 3/31/1999               $ 15,325             $ 14,598                      $ 14,662
 4/30/1999               $ 15,540             $ 14,802                      $ 14,698
 5/31/1999               $ 15,206             $ 14,484                      $ 14,547
 6/30/1999               $ 15,201             $ 14,479                      $ 14,502
 7/31/1999               $ 15,195             $ 14,474                      $ 14,461
 8/31/1999               $ 15,124             $ 14,405                      $ 14,450
 9/30/1999               $ 15,165             $ 14,444                      $ 14,580
10/31/1999               $ 15,160             $ 14,440                      $ 14,618
11/30/1999               $ 15,294             $ 14,567                      $ 14,609
12/31/1999               $ 15,404             $ 14,672                      $ 14,520
 1/31/2000               $ 15,236             $ 14,512                      $ 14,516
 2/29/2000               $ 15,466             $ 14,731                      $ 14,697
 3/31/2000               $ 15,389             $ 14,658                      $ 14,910
 4/30/2000               $ 15,241             $ 14,517                      $ 14,837
 5/31/2000               $ 15,069             $ 14,353                      $ 14,824
 6/30/2000               $ 15,377             $ 14,647                      $ 15,126
 7/31/2000               $ 15,494             $ 14,758                      $ 15,286
 8/31/2000               $ 15,614             $ 14,872                      $ 15,502
 9/30/2000               $ 15,436             $ 14,702                      $ 15,561
10/31/2000               $ 15,107             $ 14,389                      $ 15,659
11/30/2000               $ 14,826             $ 14,122                      $ 15,927
12/31/2000               $ 15,302             $ 14,575                      $ 16,240
 1/31/2001               $ 15,934             $ 15,177                      $ 16,513
 2/28/2001               $ 15,954             $ 15,197                      $ 16,683
 3/31/2001               $ 15,586             $ 14,846                      $ 16,760
 4/30/2001               $ 15,419             $ 14,687                      $ 16,634
 5/31/2001               $ 15,513             $ 14,776                      $ 16,731
 6/30/2001               $ 15,318             $ 14,590                      $ 16,811
 7/31/2001               $ 15,414             $ 14,682                      $ 17,230
 8/31/2001               $ 15,673             $ 14,929                      $ 17,450
 9/30/2001               $ 15,159             $ 14,439                      $ 17,611
10/31/2001               $ 15,600             $ 14,859                      $ 18,058
11/30/2001               $ 15,795             $ 15,045                      $ 17,762
12/31/2001               $ 15,770             $ 15,021                      $ 17,622
 1/31/2002               $ 15,800             $ 15,049                      $ 17,750
 2/28/2002               $ 15,830             $ 15,078                      $ 17,901
 3/31/2002               $ 15,881             $ 15,126                      $ 17,538
 4/30/2002               $ 16,189             $ 15,420                      $ 17,878
 5/31/2002               $ 16,270             $ 15,497                      $ 18,043
 6/30/2002               $ 16,003             $ 15,243                      $ 18,196
 7/31/2002               $ 15,814             $ 15,063                      $ 18,414
 8/31/2002               $ 16,067             $ 15,304                      $ 18,827
 9/30/2002               $ 16,144             $ 15,377                      $ 19,231
10/31/2002               $ 16,178             $ 15,410                      $ 19,047
11/30/2002               $ 16,540             $ 15,755                      $ 19,058
12/31/2002               $ 17,025             $ 16,216                      $ 19,563
 1/31/2003               $ 17,270             $ 16,450                      $ 19,563
 2/28/2003               $ 17,578             $ 16,743                      $ 19,912
 3/31/2003               $ 17,736             $ 16,893                      $ 19,886
 4/30/2003               $ 18,417             $ 17,542                      $ 20,098
 5/31/2003               $ 18,914             $ 18,016                      $ 20,669
 6/30/2003               $ 19,073             $ 18,167                      $ 20,587
 7/31/2003               $ 18,606             $ 17,722                      $ 19,724
 8/31/2003               $ 18,704             $ 17,816                      $ 19,854
 9/30/2003               $ 19,338             $ 18,420                      $ 20,484
10/31/2003               $ 19,437             $ 18,514                      $ 20,223
11/30/2003               $ 19,791             $ 18,851                      $ 20,278
12/31/2003               $ 20,309             $ 19,345                      $ 20,479
 1/31/2004               $ 20,474             $ 19,501                      $ 20,665
 2/29/2004               $ 20,576             $ 19,599                      $ 20,917
 3/31/2004               $ 20,743             $ 19,758                      $ 21,110
 4/30/2004               $ 20,218             $ 19,258                      $ 20,462
 5/31/2004               $ 20,091             $ 19,136                      $ 20,357
 6/30/2004               $ 20,296             $ 19,332                      $ 20,441
 7/31/2004               $ 20,537             $ 19,562                      $ 20,657
 8/31/2004               $ 20,950             $ 19,955                      $ 21,095
 9/30/2004               $ 21,262             $ 20,252                      $ 21,169
10/31/2004               $ 21,645             $ 20,617                      $ 21,353
11/30/2004               $ 22,004             $ 20,959                      $ 21,117

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/04 (%)

SHARE CLASS                     A                  B                  C                   J             Z
-------------------------------------------------------------------------------------------------------------
INCEPTION                  04/21/77           05/15/92           07/01/97            11/02/98        01/29/99
-------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT   WITH      WITHOUT
6-MONTH (CUMULATIVE)      9.63     4.43      9.06     4.06      9.31     8.31       9.29    6.01       9.66
1-YEAR                   11.29     6.00     10.46     5.46     10.62     9.62      10.95    7.62      11.65
5-YEAR                    7.56     6.52      6.73     6.43      6.92     6.92       7.18    6.53       7.71
10-YEAR                   8.21     7.68      7.38     7.38      7.52     7.52       7.96    7.63       8.29

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

SHARE CLASS                     A                  B                  C                   J              Z
-------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT   WITH      WITHOUT
6-MONTH (CUMULATIVE)      2.49    -2.38      2.10    -2.86      2.18     1.18       2.32   -0.75       2.63
1-YEAR                    9.93     4.70      9.11     4.11      9.27     8.27       9.59    6.30      10.09
5-YEAR                    6.98     5.94      6.18     5.89      6.34     6.34       6.61    5.96       7.09
10-YEAR                   7.77     7.25      6.97     6.97      7.09     7.09       7.55    7.22       7.85

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 3.00% FOR CLASS J SHARES, AND MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. PERFORMANCE REFLECTS ANY VOLUNTARY WAIVERS OR REIMBURSEMENTS OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

The share performance information for classes J and Z (newer class shares) includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of class J shares would have been lower and the returns for the class Z shares would have been higher. Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares have similar expense structures. Class A shares were initially offered on April 21, 1977, class B shares were initially offered on May 15, 1992, class C shares initially offered on July 1, 1997, class J shares were initially offered on November 2, 1998 and class Z shares were initially offered on January 29, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 12/01/94 - 11/30/04 ($)

   SALES CHARGE:      WITHOUT     WITH
------------------------------------------
   Class A            22,004     20,959
   Class B            20,390     20,390
   Class C            20,649     20,649
   Class J            21,509     20,864
   Class Z            22,174        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                  COLUMBIA STRATEGIC INCOME FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

06/01/04 - 11/30/04

                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE            EXPENSES PAID
                        BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)         DURING THE PERIOD ($)     FUND'S ANNUALIZED
                       ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL      ACTUAL     HYPOTHETICAL     EXPENSE RATIO (%)
     CLASS A          1,000.00         1,000.00    1,100.98         1,019.40        5.95             5.72                1.13
     CLASS B          1,000.00         1,000.00    1,094.66         1,015.64        9.87             9.50                1.88
     CLASS C          1,000.00         1,000.00    1,097.42         1,016.39        9.10             8.74                1.73
     CLASS J          1,000.00         1,000.00    1,097.22         1,017.65        7.78             7.49                1.48
     CLASS Z          1,000.00         1,000.00    1,101.28         1,020.61        4.69             4.51                0.89

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived or reimbursed a portion of Class C expenses, Class C total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                  COLUMBIA STRATEGIC INCOME FUND

During the six-month period that began June 1, 2004, and ended November 30, 2004, the US economy grew at a healthy pace, despite uncertainty about new job growth and rising energy prices. The economy encountered a soft patch in the spring, as the rate of growth slowed from 4.5% to 3.3%. However, the pace picked up again heading into the final month of the year. For the third quarter, gross domestic product (GDP) increased by 4.0%.

Job growth dominated the economic news. More than one million jobs were created in the spring of 2004, and consumer confidence soared to its highest level in two years. However, job growth fell below expectations in July and August. Consumer confidence fell--and continued to fall--as consumers grew increasingly cautious about employment prospects.

Consumer spending held up during the period, despite a slowdown in growth during the summer. Within the business sector, industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. However, business spending fell short of forecasts given the level of profit growth and the maturity of the economic cycle.

BONDS DELIVER SOLID RETURNS

Despite a weak start--and a weak finish--all sectors of the US bond market delivered solid returns for the six-month period. Yields rose and bond prices fell when job growth picked up in the spring and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a significant boost during the summer and into the fall. In November, the 10-year Treasury yield rose sharply and bonds gave back some of their earlier gains. In this environment, the Lehman Brothers Aggregate Bond Index returned 3.82%.

High-yield bonds, which can be less sensitive to changing interest rates, gained 9.31%, as measured by the CSFB High Yield Index. A relatively strong economy improved credit quality, and the sector's high yields attracted investors seeking income. Municipal and mortgage bonds outperformed Treasury bonds.

STOCKS PICK UP MOMENTUM

Although stock market performance was lackluster, it picked up as economic news improved and uncertainty surrounding the presidential election was resolved. The S&P 500 Index returned 5.68% for the six-month period. More than half of that return was generated in November. Small-and mid-cap stocks led the market and value stocks outperformed growth stocks. Energy and utilities stocks were the best-performing sectors for the six-month period. Information technology rebounded strongly in the second half.

HIGHER SHORT-TERM INTEREST RATES

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.0% in four equal steps during the period.(1) The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. Because the Fed's moves were widely anticipated, these rate increases have had little impact on the financial markets since they commenced.

(1)  The federal funds rate was raised to 2.25% on December 14, 2004.

[SIDENOTE]

SUMMARY FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2004

- INVESTMENT-GRADE BONDS DELIVERED SOLID GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.82%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE CSFB HIGH YIELD INDEX RETURNED 9.31%

[CHART]

LEHMAN INDEX               3.82%
CSFB HIGH YIELD INDEX      9.31%

- AFTER A WEAK START, STOCK PRICES BOUNCED BACK IN NOVEMBER, HELPING THE S&P 500 INDEX TO A 5.68% GAIN FOR THE SIX MONTH PERIOD. VALUE STOCKS OUTPERFORMED GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 GROWTH AND VALUE INDICES.

[CHART]

S&P 500 INDEX              5.68%
RUSSELL 1000 VALUE INDEX  11.01%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The CSFB High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                                  COLUMBIA STRATEGIC INCOME FUND

For the six-month period ended November 30, 2004, class A shares of Columbia Strategic Income Fund returned 9.63% without sales charge. Fund performance was greater than the Lehman Brothers Government/Credit Bond Index, which returned 3.72% for the period. The fund also surpassed the average return of the Lipper Multi-Sector Income Funds Category, which was 8.14%.(1) The fund's exposure to high-yield securities and to foreign government bonds was instrumental in producing above-average returns.

HIGH YIELD CONTINUES TO OUTPERFORM

Lower-quality corporate bonds outperformed US Treasury obligations during this reporting period, continuing a pattern that has been in place for most of the last two years. With approximately 40% of assets invested in the US high-yield marketplace, the fund has been positioned to take advantage of an environment that rewarded holders of bonds with lower credit quality.

The fund's high-yield holdings carry an average credit quality of single B, compared to a weighted average of BBB+ for the fund as a whole. An overweight position in B and CCC-rated bonds in this sector paid off handsomely, especially during the equity rally that followed the US election in early November. For the six months as a whole, the CSFB High Yield Index was up approximately 9%, compared to gains of just 4% from the 10-year US Treasury index. The fund's position in Treasury securities was limited to just 17% of the fund's total assets during the period.

Specific holdings that helped the fund included Levi Strauss & Co., the casual clothing maker, and chemicals manufacturer Huntsman ICI Holdings LLC. Levi Strauss stabilized its operation as it investigated a possible sale of its Docker's brand. (In October, the company announced plans to retain the brand.) Bonds of chemical producer Huntsman rose as commodity chemical prices trended higher, and in anticipation of a proposed transaction that would retire the bonds at a premium. Poor performers included Delta Air Lines, Inc., which faced high fuel prices and high labor costs, and Merisant Co., the manufacturer of the sugar substitute Equal. Equal lost market share to Johnson & Johnson's Splenda.

FOREIGN BONDS OUTPERFORM DOMESTIC HOLDINGS

Throughout the period, approximately 40% of the fund's total assets were invested outside of the United States. The fund's exposure to non-dollar denominated bonds of developed countries was approximately 20%. Exposure to foreign currencies, notably the euro and the British pound, was of particular value to the fund because the US dollar declined, adding to the gains of bonds denominated in these currencies.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 11/30/04 (%)

   CLASS A                        6.40
   CLASS B                        6.39
   CLASS C                        6.40
   CLASS J                        6.38
   CLASS Z                        6.35

DISTRIBUTIONS DECLARED PER SHARE 06/01/04 - 11/30/04 ($)

   CLASS A                        0.19
   CLASS B                        0.17
   CLASS C                        0.17
   CLASS J                        0.18
   CLASS Z                        0.20

SEC YIELDS AS OF 11/30/04 (%)

   CLASS A                        5.10
   CLASS B                        4.60
   CLASS C                        4.76
   CLASS J                        4.77
   CLASS Z                        5.59

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Bonds from emerging markets accounted for approximately 14-15% of the fund's total assets. Emerging market bonds performed well during the period as the global interest rate environment remained favorable and the demand for commodities strong. In particular, oil producing countries such as Russia, Venezuela and Mexico benefited from the sustained strength in oil prices. The credit quality of many emerging market issuers has improved over the past two years, adding to the strong performance of emerging market debt. Recent rating-agency credit upgrades include Brazil, Bulgaria, Peru and Venezuela.

PREPARING FOR HIGHER RATES AND A LOWER DOLLAR

We have structured the fund to benefit from continued stable economic growth in the United States and abroad. As long as the US economy continues to grow at a reasonable rate, we expect the Federal Reserve Board (the Fed) to continue to raise short-term rates, a course that it set in motion with four increases during this reporting period. The Fed has said that it is not currently concerned that inflation could become a problem, which has helped it keep recent rate hikes relatively small. We continue to maintain substantial allocations to the high yield and foreign government sectors, including exposure to foreign currency. Although the dollar has been weak for some time now, investors are paying increasing attention to America's fiscal, current account and trade deficits. If the financial markets bid the dollar down even further to adjust these imbalances, the fund is positioned to benefit.

[PHOTO OF LAURA A. OSTRANDER]

Laura A. Ostrander has managed or co-managed the Columbia Strategic Income Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since December 1996.

/s/ Laura A. Ostrander

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

[SIDENOTE]

WE HAVE STRUCTURED THE FUND TO BENEFIT FROM CONTINUED ECONOMIC GROWTH IN THE UNITED STATES AND ABROAD.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 11/30/04 (%)

   Levi Strauss & Co.             0.2
   Huntsman ICI Holdings LLC      0.4
   Delta Air Lines, Inc.          0.1
   Merisant Co.                   0.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

INVESTMENT PORTFOLIO

NOVEMBER 30, 2004 (UNAUDITED)                     COLUMBIA STRATEGIC INCOME FUND

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - 40.9%
BASIC MATERIALS - 4.0%
CHEMICALS - 2.1%

AGRICULTURAL CHEMICALS - 0.7%

                          IMC GLOBAL, INC.        10.875% 08/01/13                                     1,835,000     2,330,450

                       TERRA CAPITAL, INC.        12.875% 10/15/08                                     2,990,000     3,692,650

                         UAP HOLDING CORP.        (a) 07/15/12
                                                  (10.750% 01/15/08) (b)                               1,630,000     1,238,800

                      UNITED AGRI PRODUCTS        8.250% 12/15/11
                                                  (8.750% 12/15/04) (b)(c)                             1,535,000     1,634,775

                                                                                                                     8,896,675

CHEMICALS - DIVERSIFIED - 1.3%

         BCP CAYLUX HOLDING LUXEMBOURG SCA        9.625% 06/15/14 (b)                                  1,180,000     1,327,500

                     EQUISTAR CHEMICALS LP        10.625% 05/01/11                                     2,615,000     3,026,862

                 HMP EQUITY HOLDINGS CORP.        (d) 05/15/08                                         4,620,000     3,037,650

                 HUNTSMAN ICI HOLDINGS LLC        (d) 12/31/09                                         9,530,000     5,312,975

                     LYONDELL CHEMICAL CO.        9.625% 05/01/07                                      2,825,000     3,100,438

                      NOVA CHEMICALS CORP.        6.500% 01/15/12                                        780,000       809,398

                   WESTLAKE CHEMICAL CORP.        8.750% 07/15/11                                        767,000       864,793

                                                                                                                    17,479,616

CHEMICALS - SPECIALTY - 0.1%

                            CROMPTON CORP.        7.670% 08/01/10 (b)(e)                                 940,000     1,015,200

                                                                                                                     1,015,200

                                                                                                 Chemicals Total    27,391,491

FOREST PRODUCTS & PAPER - 0.9%
FORESTRY - 0.2%

       MILLAR WESTERN FOREST PRODUCTS LTD.        7.750% 11/15/13                                      1,260,000     1,348,200

                   TEMBEC INDUSTRIES, INC.        8.500% 02/01/11                                        900,000       900,000

                                                                                                                     2,248,200

PAPER & RELATED PRODUCTS - 0.7%

                         BOISE CASCADE LLC        5.005% 10/15/12 (b)(e)                                 915,000       933,300
                                                  7.125% 10/15/14 (b)                                  1,030,000     1,081,500

                BUCKEYE TECHNOLOGIES, INC.        8.500% 10/01/13                                        390,000       429,000

                CARAUSTAR INDUSTRIES, INC.        9.875% 04/01/11                                      1,605,000     1,725,375

                     GEORGIA-PACIFIC CORP.        8.000% 01/15/24                                      1,025,000     1,189,000

                        NEENAH PAPER, INC.        7.375% 11/15/14 (b)                                    680,000       686,800

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
BASIC MATERIALS - (CONTINUED)
FOREST PRODUCTS & PAPER - (CONTINUED)

                        NEWARK GROUP, INC.        9.750% 03/15/14 (b)                                  1,335,000     1,398,413

                   NORSKE SKOG CANADA LTD.        7.375% 03/01/14                                        565,000       593,250
                                                  8.625% 06/15/11                                        850,000       918,000

                                                                                                                     8,954,638

                                                                                   Forest Products & Paper Total    11,202,838

IRON/STEEL - 0.6%
METAL - IRON - 0.2%

                     WISE METALS GROUP LLC        10.250% 05/15/12 (b)                                 2,295,000     2,312,213

                                                                                                                     2,312,213
STEEL - PRODUCERS - 0.1%

                         BAYOU STEEL CORP.        9.000% 03/31/11                                        750,000       705,000

                      STEEL DYNAMICS, INC.        9.500% 03/15/09                                        940,000     1,041,050

                                                                                                                     1,746,050
STEEL - SPECIALTY - 0.3%

                  OREGON STEEL MILLS, INC.        10.000% 07/15/09                                       995,000     1,114,400

                        UCAR FINANCE, INC.        10.250% 02/15/12                                     2,200,000     2,530,000

                                                                                                                     3,644,400

                                                                                                Iron/Steel Total     7,702,663

MINING - 0.4%
METAL - ALUMINUM - 0.2%

          KAISER ALUMINUM & CHEMICAL CORP.        10.875% 10/15/06 (f)                                 3,200,000     2,752,000

                                                                                                                     2,752,000
METAL - DIVERSIFIED - 0.2%

                  EARLE M. JORGENSEN & CO.        9.750% 06/01/12                                      2,045,000     2,300,625

                                                                                                                     2,300,625

                                                                                                    Mining Total     5,052,625
                                                                                                                    ----------
                                                                                           BASIC MATERIALS TOTAL    51,349,617

COMMUNICATIONS - 9.8%
ADVERTISING - 0.1%
ADVERTISING SERVICES - 0.1%

                     WDAC SUBSIDIARY CORP.        8.375% 12/01/14 (b)(g)                               1,455,000     1,469,550

                                                                                                                     1,469,550

                                                                                               Advertising Total     1,469,550

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES -(CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - 4.8%

BROADCAST SERVICES/PROGRAMS - 0.4%

               FISHER COMMUNICATIONS, INC.        8.625% 09/15/14 (b)                                    925,000       999,000

                        TV AZTECA SA DE CV        10.500% 02/15/07                                     2,345,000     2,403,625

         XM SATELLITE RADIO HOLDINGS, INC.        7.660% 05/01/09 (e)                                  1,380,000     1,407,600

                                                                                                                     4,810,225

CABLE TV - 1.9%

            ATLANTIC BROADBAND FINANCE LLC        9.375% 01/15/14 (b)                                  1,965,000     1,906,050

                 CABLEVISION SYSTEMS CORP.        6.669% 04/01/09 (b)(e)                               1,580,000     1,651,100

        CHARTER COMMUNICATIONS HOLDING LLC        9.920% 04/01/11                                      9,135,000     7,513,537
                                                  10.250% 09/15/10                                     1,130,000     1,186,500

                        CSC HOLDINGS, INC.        6.750% 04/15/12 (b)                                  1,310,000     1,342,750
                                                  7.625% 04/01/11                                        180,000       193,050

                      DIRECTV HOLDINGS LLC        8.375% 03/15/13                                        945,000     1,065,488

                        ECHOSTAR DBS CORP.        6.375% 10/01/11                                      1,960,000     2,018,800

                    INSIGHT COMMUNICATIONS        (a) 02/15/11
                                                  (12.250% 02/15/06)                                     955,000       921,575

                        INSIGHT MIDWEST LP        9.750% 10/01/09                                      1,020,000     1,074,825

          NORTHLAND CABLE TELEVISION, INC.        10.250% 11/15/07                                     2,835,000     2,835,000

    PEGASUS SATELLITE COMMUNICATIONS, INC.        11.250% 01/15/10 (b)(f)                              2,290,000     1,459,875

                  TELENET GROUP HOLDING NV        (a) 06/15/14
                                                  (11.500% 12/15/08) (b)                               2,210,000     1,707,225

                                                                                                                    24,875,775

MULTIMEDIA - 0.7%

            ADVANSTAR COMMUNICATIONS, INC.        (a) 10/15/11
                                                  (15.000% 10/15/05)                                   1,555,000     1,313,975
                                                  12.000% 02/15/11                                     1,840,000     2,005,600

              HAIGHTS CROSS COMMUNICATIONS        (a) 08/15/11
                                                  (12.500% 02/15/09)                                   1,735,000     1,119,075

               HAIGHTS CROSS OPERATING CO.        11.750% 08/15/11                                     1,690,000     1,926,600

                      QUEBECOR MEDIA, INC.        11.125% 07/15/11                                     1,830,000     2,099,925

                                                                                                                     8,465,175

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

PUBLISHING - NEWSPAPERS - 0.1%

                           HOLLINGER, INC.        11.875% 03/01/11 (b)(h)                                734,000       794,394
                                                  12.875% 03/01/11 (b)                                 1,157,000     1,261,130

                                                                                                                     2,055,524

PUBLISHING - PERIODICALS - 1.0%

        CBD MEDIA HOLDINGS & FINANCE, INC.        9.250% 07/15/12 (b)                                  1,160,000     1,189,000

                           DEX MEDIA, INC.        (a) 11/15/13
                                                  (9.000% 11/15/08)                                    1,375,000     1,055,312
                                                  8.000% 11/15/13                                      1,800,000     1,926,000

                        DEX MEDIA EAST LLC        12.125% 11/15/12                                     1,677,000     2,054,325

                        DEX MEDIA WEST LLC        9.875% 08/15/13                                      1,621,000     1,872,255

                            PRIMEDIA, INC.        8.875% 05/15/11                                      2,330,000     2,399,900

                           YELL FINANCE BV        10.750% 08/01/11                                     1,560,000     1,817,400

                                                                                                                    12,314,192

RADIO - 0.2%

               SPANISH BROADCASTING SYSTEM        9.625% 11/01/09                                      2,325,000     2,441,250

                                                                                                                     2,441,250

TELEVISION - 0.5%

                GRANITE BROADCASTING CORP.        9.750% 12/01/10                                      2,875,000     2,702,500

                     PAXSON COMMUNICATIONS        10.750% 07/15/08                                     2,830,000     2,914,900

            SINCLAIR BROADCAST GROUP, INC.        8.750% 12/15/11                                        960,000     1,032,000

                                                                                                                     6,649,400

                                                                                                     Media Total    61,611,541

TELECOMMUNICATIONS - 4.9%
CELLULAR TELECOMMUNICATIONS - 2.1%

                   AMERICAN CELLULAR CORP.        Series B,
                                                  10.000% 08/01/11                                     1,430,000     1,204,775

                   DOBSON CELLULAR SYSTEMS        8.375% 11/01/11 (b)                                    450,000       461,250

               DOBSON COMMUNICATIONS CORP.        8.875% 10/01/13                                      2,980,000     2,011,500

                         HORIZON PCS, INC.        11.375% 07/15/12 (b)                                 1,150,000     1,259,250

                           iPCS ESCROW CO.        11.500% 05/01/12 (b)                                   705,000       786,075

               NEXTEL COMMUNICATIONS, INC.        7.375% 08/01/15                                      3,700,000     4,070,000

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATIONS - (CONTINUED)

                     NEXTEL PARTNERS, INC.        8.125% 07/01/11                                      2,855,000     3,140,500

                       ROGERS CANTEL, INC.        9.750% 06/01/16                                      3,580,000     4,215,450

                     ROGERS WIRELESS, INC.        8.000% 12/15/12 (b)                                  1,125,000     1,172,812

                      RURAL CELLULAR CORP.        8.250% 03/15/12                                      1,215,000     1,266,637

                   UBIQUITEL OPERATING CO.        9.875% 03/01/11                                      1,255,000     1,377,363
                                                  9.875% 03/01/11 (b)                                    915,000     1,004,213

                          US UNWIRED, INC.        10.000% 06/15/12                                     2,465,000     2,736,150

                    WESTERN WIRELESS CORP.        9.250% 07/15/13                                      2,205,000     2,381,400

                                                                                                                    27,087,375

SATELLITE TELECOMMUNICATIONS - 0.3%

                   INMARSAT FINANCE II PLC        (a) 11/15/12
                                                  (10.375% 11/15/08) (b)                                 690,000       477,825

                   NEW SKIES SATELLITES NV        9.125% 11/01/12 (b)                                  1,035,000     1,055,700

                            PANAMSAT CORP.        (a) 11/01/14
                                                  (10.375% 11/01/09) (b)                               2,240,000     1,344,000
                                                  9.000% 08/15/14 (b)                                    910,000       978,250

                                                                                                                     3,855,775

TELECOMMUNICATION EQUIPMENT - 0.1%

                 LUCENT TECHNOLOGIES, INC.        6.450% 03/15/29                                      1,700,000     1,457,750

                                                                                                                     1,457,750
TELECOMMUNICATION SERVICES - 0.8%

                                  AXTEL SA        11.000% 12/15/13                                     2,260,000     2,401,250

                 CARRIER1 INTERNATIONAL SA        13.250% 02/15/09 (f)                                 6,000,000       540,000

            FAIRPOINT COMMUNICATIONS, INC.        11.875% 03/01/10                                     1,670,000     1,899,625

                SECURUS TECHNOLOGIES, INC.        11.000% 09/01/11 (b)                                 1,855,000     1,855,000

                   TIME WARNER TELECOM LLC        9.750% 07/15/08                                      2,120,000     2,114,700
                                                  10.125% 02/01/11                                       750,000       720,000

                                                                                                                     9,530,575

TELEPHONE - INTEGRATED - 1.3%

                     CINCINNATI BELL, INC.        8.375% 01/15/14                                      2,335,000     2,346,675

               QWEST CAPITAL FUNDING, INC.        7.250% 02/15/11                                      5,045,000     4,792,750
                                                  7.750% 02/15/31                                      2,065,000     1,765,575

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATIONS - (CONTINUED)

                      QWEST SERVICES CORP.        13.500% 12/15/10 (b)                                 5,505,000     6,550,950

                              US LEC CORP.        10.670% 10/01/09 (b)(e)                                935,000       932,980

                                                                                                                    16,388,930

WIRELESS EQUIPMENT - 0.3%

                     AMERICAN TOWERS, INC.        7.250% 12/01/11                                      1,150,000     1,216,125

                  SBA COMMUNICATIONS CORP.        (a) 12/15/11
                                                  (9.750% 12/15/07)                                    1,100,000       926,750

                          SPECTRASITE INC.        8.250% 05/15/10                                      1,120,000     1,212,400

                                                                                                                     3,355,275

                                                                                        Telecommunications Total    61,675,680
                                                                                                                   -----------
                                                                                            COMMUNICATIONS TOTAL   124,756,771

CONSUMER CYCLICAL - 8.2%
AIRLINES - 0.5%
AIRLINES - 0.5%

                CONTINENTAL AIRLINES, INC.        7.568% 12/01/06                                      2,450,000     1,886,500

                     DELTA AIR LINES, INC.        7.900% 12/15/09                                      1,115,000       624,400

                  NORTHWEST AIRLINES, INC.        9.875% 03/15/07                                      3,230,000     2,810,100

                    UNITED AIR LINES, INC.        2.020% 03/02/04 (e)(i)                               1,755,069     1,404,055

                                                                                                                     6,725,055

                                                                                                  Airlines Total     6,725,055

APPAREL - 0.5%
APPAREL MANUFACTURERS - 0.5%

                       BRODER BROTHERS CO.        11.250% 10/15/10                                     1,360,000     1,414,400
                                                  11.250% 10/15/10 (b)                                   670,000       696,800

                        LEVI STRAUSS & CO.        12.250% 12/15/12                                     2,325,000     2,452,875

                 PHILLIPS-VAN HEUSEN CORP.        7.250% 02/15/11                                        815,000       859,825
                                                  8.125% 05/01/13                                        850,000       930,750

                                                                                                                     6,354,650

                                                                                                   Apparel Total     6,354,650

AUTO MANUFACTURERS - 0.1%
AUTO - MEDIUM & HEAVY DUTY TRUCKS - 0.1%

              NAVISTAR INTERNATIONAL CORP.        7.500% 06/15/11                                      1,450,000     1,566,000

                                                                                                                     1,566,000

                                                                                        Auto Manufacturers Total     1,566,000

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
AUTO PARTS & EQUIPMENT - 0.7%

AUTO/TRUCK PARTS &
EQUIPMENT - ORIGINAL - 0.4%

                            ACCURIDE CORP.        9.250% 02/01/08                                        875,000       890,312

                       AFFINIA GROUP, INC.        9.000% 11/30/14 (b)                                    230,000       236,900

            DELCO REMY INTERNATIONAL, INC.        11.000% 05/01/09                                     1,695,000     1,788,225

                      DURA OPERATING CORP.        8.625% 04/15/12                                      2,125,000     2,167,500

                                                                                                                     5,082,937

AUTO/TRUCK PARTS &
EQUIPMENT - REPLACEMENT - 0.1%

                             REXNORD CORP.        10.125% 12/15/12                                     1,040,000     1,175,200

                                                                                                                     1,175,200

RUBBER - TIRES - 0.2%

                GOODYEAR TIRE & RUBBER CO.        7.857% 08/15/11                                      2,565,000     2,545,763

                                                                                                                     2,545,763

                                                                                    Auto Parts & Equipment Total     8,803,900

ENTERTAINMENT - 1.1%
GAMBLING (NON-HOTEL) - 0.2%

        GLOBAL CASH ACCESS LLC/GLOBAL CASH
                             FINANCE CORP.        8.750% 03/15/12                                      1,945,000     2,100,600

                                                                                                                     2,100,600

MUSIC - 0.3%

        STEINWAY MUSICAL INSTRUMENTS, INC.        8.750% 04/15/11                                      1,260,000     1,367,100

                        WARNER MUSIC GROUP        7.375% 04/15/14 (b)                                  1,920,000     1,963,200

                                                                                                                     3,330,300

RESORTS/THEME PARKS - 0.2%

                           SIX FLAGS, INC.        8.875% 02/01/10                                      2,005,000     2,015,025
                                                  9.625% 06/01/14                                        895,000       883,813

                                                                                                                     2,898,838

THEATERS - 0.4%

                     LCE ACQUISITION CORP.        9.000% 08/01/14 (b)                                  2,435,000     2,617,625

                    MARQUEE HOLDINGS, INC.        (a) 08/15/14
                                                  (12.000% 08/15/09) (b)                               4,935,000     3,183,075

                                                                                                                     5,800,700

                                                                                             Entertainment Total    14,130,438

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
HOME BUILDERS - 0.7%

BUILDING - RESIDENTIAL/COMMERCIAL - 0.7%

                         D.R. HORTON, INC.        9.750% 09/15/10                                      2,855,000     3,418,862

            K. HOVNANIAN ENTERPRISES, INC.        8.875% 04/01/12                                      1,270,000     1,397,000
                                                  10.500% 10/01/07                                     1,470,000     1,694,175

                    STANDARD PACIFIC CORP.        9.250% 04/15/12                                      1,770,000     2,066,475

                                                                                                                     8,576,512

                                                                                             Home Builders Total     8,576,512

HOME FURNISHINGS - 0.3%
HOME FURNISHINGS - 0.3%

                        NORCRAFT COMPANIES        9.000% 11/01/11                                        835,000       905,975

                      WII COMPONENTS, INC.        10.000% 02/15/12                                     2,535,000     2,484,300

                                                                                                                     3,390,275

                                                                                          Home Furnishings Total     3,390,275

LEISURE TIME - 0.7%
CRUISE LINES - 0.1%

                                 NCL CORP.        10.625% 07/15/14 (b)                                   710,000       731,300

                                                                                                                       731,300

LEISURE & RECREATIONAL PRODUCTS - 0.2%

    BOMBARDIER RECREATIONAL PRODUCTS, INC.        8.375% 12/15/13                                      1,935,000     2,089,800

                                  K2, INC.        7.375% 07/01/14 (b)                                    990,000     1,086,525

                                                                                                                     3,176,325

RECREATIONAL CENTERS - 0.4%

               AMF BOWLING WORLDWIDE, INC.        10.000% 03/01/10                                     1,340,000     1,433,800

                    EQUINOX HOLDINGS, INC.        9.000% 12/15/09                                      2,130,000     2,247,150

           TOWN SPORTS INTERNATIONAL, INC.        (a) 02/01/14
                                                  (11.000% 02/01/09)                                   2,395,000     1,335,213

                                                                                                                     5,016,163

                                                                                              Leisure Time Total     8,923,788

LODGING - 2.3%
CASINO HOTELS - 2.2%

                   AMERISTAR CASINOS, INC.        10.750% 02/15/09                                       750,000       842,812

           CIRCUS & ELDORADO/SILVER LEGACY
                             CAPITAL CORP.        10.125% 03/01/12                                     1,495,000     1,637,025

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
LODGING - (CONTINUED)

                     HARD ROCK HOTEL, INC.        8.875% 06/01/13                                      1,555,000     1,710,500

               HOLLYWOOD CASINO SHREVEPORT        13.000% 08/01/06 (j)                                 5,220,000     4,593,600

  INN OF THE MOUNTAIN GODS RESORT & CASINO        12.000% 11/15/10                                     1,680,000     1,957,200

                                MGM MIRAGE        8.375% 02/01/11                                      2,135,000     2,412,550

           MOHEGAN TRIBAL GAMING AUTHORITY        7.125% 08/15/14 (b)                                    355,000       378,962

            PARK PLACE ENTERTAINMENT CORP.        9.375% 02/15/07                                        660,000       730,950

                    PINNACLE ENTERTAINMENT        8.250% 03/15/12                                      3,835,000     3,988,400
                                                  8.750% 10/01/13                                      1,855,000     1,994,125

PREMIER ENTERTAINMENT BILOXI FINANCIAL LLC        10.750% 02/01/12                                     1,120,000     1,209,600

                  RIVER ROCK ENTERTAINMENT        9.750% 11/01/11                                      2,090,000     2,314,675

                       SENECA GAMING CORP.        7.250% 05/01/12                                      1,860,000     1,966,950

                     STATION CASINOS, INC.        6.875% 03/01/16                                        520,000       546,000

                        WYNN LAS VEGAS LLC        6.625% 12/01/14 (b)(g)                               1,345,000     1,324,825
                                                  12.000% 11/01/10                                       796,000     1,002,960

                                                                                                                    28,611,134

HOTELS & MOTELS - 0.1%

 STARWOOD HOTELS & RESORTS WORLDWIDE, INC.        7.875% 05/01/12                                      1,130,000     1,292,438

                                                                                                                     1,292,438

                                                                                                   Lodging Total    29,903,572

RETAIL - 1.1%
RETAIL - AUTOMOBILES - 0.1%

             ASBURY AUTOMOTIVE GROUP, INC.        8.000% 03/15/14                                      1,630,000     1,613,700

                                                                                                                     1,613,700

RETAIL - DRUG STORES - 0.3%

              JEAN COUTU GROUP (PJC), INC.        8.500% 08/01/14 (b)                                  1,205,000     1,223,075

                            RITE AID CORP.        9.250% 06/01/13                                      2,435,000     2,514,137

                                                                                                                     3,737,212

RETAIL - HOME FURNISHINGS - 0.2%

                   LEVITZ HOME FURNISHINGS        12.000% 11/01/11 (b)                                 1,130,000     1,152,600

                        TEMPUR-PEDIC, INC.        10.250% 08/15/10                                     1,446,000     1,655,670

                                                                                                                     2,808,270

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
RETAIL - (CONTINUED)

RETAIL - JEWELRY - 0.1%

                 FINLAY FINE JEWELRY CORP.        8.375% 06/01/12                                      1,460,000     1,591,400

                                                                                                                     1,591,400

RETAIL - MAJOR DEPARTMENT STORES - 0.1%

                                SAKS, INC.        7.000% 12/01/13                                        533,000       542,328

                                                                                                                       542,328

RETAIL - PROPANE DISTRIBUTORS - 0.2%

                    FERRELLGAS PARTNERS LP        8.750% 06/15/12                                      1,520,000     1,656,800

                                                                                                                     1,656,800

RETAIL - RESTAURANTS - 0.1%

                    DENNY'S HOLDINGS, INC.        10.000% 10/01/12 (b)                                 1,380,000     1,452,450

                                                                                                                     1,452,450

                                                                                                    Retail Total    13,402,160

TEXTILES - 0.2%
TEXTILE - PRODUCTS - 0.2%

     COLLINS & AIKMAN FLOOR COVERING, INC.        9.750% 02/15/10                                      1,400,000     1,505,000

                                   INVISTA        9.250% 05/01/12 (b)                                  1,150,000     1,276,500

                                                                                                                     2,781,500

                                                                                                  Textiles Total     2,781,500
                                                                                                                   -----------
                                                                                         CONSUMER CYCLICAL TOTAL   104,557,850

CONSUMER NON-CYCLICAL - 5.2%
AGRICULTURE - 0.3%
AGRICULTURAL OPERATIONS - 0.2%

             SEMINIS VEGETABLE SEEDS, INC.        10.250% 10/01/13                                     2,332,000     2,623,500

                                                                                                                     2,623,500
TOBACCO - 0.1%

          NORTH ATLANTIC TRADING CO., INC.        9.250% 03/01/12                                      1,245,000       996,000

                                                                                                                       996,000

                                                                                               Agriculture Total     3,619,500

BEVERAGES - 0.1%
BEVERAGES - WINE/SPIRITS - 0.1%

                CONSTELLATION BRANDS, INC.        8.125% 01/15/12                                      1,175,000     1,277,812

                                                                                                                     1,277,812

                                                                                                 Beverages Total     1,277,812

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
BIOTECHNOLOGY - 0.2%

MEDICAL - BIOMEDICAL/GENE - 0.2%

                BIO-RAD LABORATORIES, INC.        7.500% 08/15/13                                      2,020,000     2,206,850

                                                                                                                     2,206,850

                                                                                             Biotechnology Total     2,206,850

COMMERCIAL SERVICES - 1.4%
COMMERCIAL SERVICES - 0.2%

                       IRON MOUNTAIN, INC.        7.750% 01/15/15                                        470,000       478,225

              LANGUAGE LINE HOLDINGS, INC.        11.125% 06/15/12 (b)                                 2,365,000     2,542,375

                                                                                                                     3,020,600

COMMERCIAL SERVICES - FINANCE - 0.3%

              DOLLAR FINANCIAL GROUP, INC.        9.750% 11/15/11                                      3,140,000     3,391,200

                                                                                                                     3,391,200

FUNERAL SERVICES & RELATED ITEMS - 0.2%

               SERVICE CORP. INTERNATIONAL        7.700% 04/15/09                                      2,385,000     2,605,612

                                                                                                                     2,605,612

PRINTING - COMMERCIAL - 0.3%

             AMERICAN COLOR GRAPHICS, INC.        10.000% 06/15/10                                       895,000       769,700

                            SHERIDAN GROUP        10.250% 08/15/11 (b)                                 1,290,000     1,409,325

                              VERTIS, INC.        13.500% 12/07/09 (b)                                 1,465,000     1,552,900

                                                                                                                     3,731,925

PRIVATE CORRECTIONS - 0.1%

                           GEO GROUP, INC.        8.250% 07/15/13                                        940,000     1,001,100

                                                                                                                     1,001,100

RENTAL AUTO/EQUIPMENT - 0.3%

                         NATIONSRENT, INC.        9.500% 10/15/10                                      2,575,000     2,896,875

                   WILLIAMS SCOTSMAN, INC.        9.875% 06/01/07                                      1,130,000     1,121,525

                                                                                                                     4,018,400

                                                                                       Commercial Services Total    17,768,837

COSMETICS/PERSONAL CARE - 0.1%
COSMETICS & TOILETRIES - 0.1%

                     ELIZABETH ARDEN, INC.        7.750% 01/15/14                                      1,365,000     1,446,900

                                                                                                                     1,446,900

                                                                                   Cosmetics/Personal Care Total     1,446,900

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
FOOD - 1.0%

FOOD - CONFECTIONERY - 0.2%

                              MERISANT CO.        9.500% 07/15/13 (b)                                  1,425,000     1,282,500

                   TABLETOP HOLDINGS, INC.        (a) 05/15/14
                                                  (12.250% 11/15/08) (b)                               4,055,000     1,845,025

                                                                                                                     3,127,525

FOOD - MISCELLANEOUS/DIVERSIFIED - 0.6%

                           DEL MONTE CORP.        9.250% 05/15/11                                      1,600,000     1,752,000

                       DOLE FOOD CO., INC.        8.625% 05/01/09                                      1,880,000     2,072,700

              PINNACLE FOODS HOLDING CORP.        8.250% 12/01/13 (b)                                  2,945,000     2,665,225

                  REDDY ICE HOLDINGS, INC.        (a) 11/01/12
                                                  (10.500% 11/01/08) (b)                               1,375,000       955,625

                                                                                                                     7,445,550

FOOD - RETAIL - 0.2%

                  STATER BROTHERS HOLDINGS        8.125% 06/15/12                                      2,085,000     2,220,525

                                                                                                                     2,220,525

                                                                                                      Food Total    12,793,600

HEALTHCARE - SERVICES - 1.5%
MEDICAL - HMO - 0.1%

                COVENTRY HEALTH CARE, INC.        8.125% 02/15/12                                      1,690,000     1,859,000

                                                                                                                     1,859,000

MEDICAL - HOSPITALS - 0.6%

                    TENET HEALTHCARE CORP.        9.875% 07/01/14 (b)                                  4,790,000     5,137,275

                  UNITED SURGICAL PARTNERS
                       INTERNATIONAL, INC.        10.000% 12/15/11                                     2,235,000     2,553,488

                                                                                                                     7,690,763

MRI/MEDICAL DIAGNOSTIC IMAGING - 0.6%

             INSIGHT HEALTH SERVICES CORP.        9.875% 11/01/11                                      2,400,000     2,436,000

                            MEDQUEST, INC.        11.875% 08/15/12                                     2,460,000     2,878,200

                       MQ ASSOCIATES, INC.        (a) 08/15/12
                                                  (12.250% 08/15/08)                                   3,945,000     2,761,500

                                                                                                                     8,075,700

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
HEALTHCARE - SERVICES - (CONTINUED)

PHYSICAL PRACTICE MANAGEMENT - 0.2%

                         US ONCOLOGY, INC.        9.000% 08/15/12 (b)                                  1,955,000     2,179,825

                                                                                                                     2,179,825

                                                                                     Healthcare - Services Total    19,805,288

HOUSEHOLD PRODUCTS/WARES - 0.6%
CONSUMER PRODUCTS - MISCELLANEOUS - 0.6%

                  AAC GROUP HOLDINGS CORP.        (a) 10/01/12
                                                  (10.250% 10/01/08) (b)                                 480,000       324,000

                     AMSCAN HOLDINGS, INC.        8.750% 05/01/14                                      2,255,000     2,266,275

                          JOSTENS IH CORP.        7.625% 10/01/12 (b)                                  1,155,000     1,212,750

                    PLAYTEX PRODUCTS, INC.        9.375% 06/01/11                                      3,160,000     3,353,550

                                                                                                                     7,156,575

                                                                                  Household Products/Wares Total     7,156,575
                                                                                                                    ----------
                                                                                     CONSUMER NON-CYCLICAL TOTAL    66,075,362

ENERGY - 3.5%
OIL & GAS - 2.1%
OIL COMPANIES - EXPLORATION & PRODUCTION - 1.8%

                   CHESAPEAKE ENERGY CORP.        7.500% 06/15/14                                        885,000       979,031

                   COMPTON PETROLEUM CORP.        9.900% 05/15/09                                      2,200,000     2,420,000

                    ENCORE ACQUISITION CO.        8.375% 06/15/12                                      1,885,000     2,101,775

                      ENERGY PARTNERS LTD.        8.750% 08/01/10                                      1,150,000     1,265,000

                                   GAZPROM        9.625% 03/01/13                                      5,760,000     6,648,768

             MAGNUM HUNTER RESOURCES, INC.        9.600% 03/15/12                                      1,472,000     1,678,080

                        PEMEX FINANCE LTD.        9.150% 11/15/18                                      2,485,000     3,084,158
                                                  10.610% 08/15/17                                     1,650,000     2,207,271

                      TRANSTEXAS GAS CORP.        15.000% 03/15/05 (j)(k)                                465,296             5

                   WHITING PETROLEUM CORP.        7.250% 05/01/12                                      2,290,000     2,404,500

                                                                                                                    22,788,588

OIL & GAS DRILLING - 0.2%

                       OCEAN RIG NORWAY AS        10.250% 06/01/08                                     1,585,000     1,632,550

                 PRIDE INTERNATIONAL, INC.        7.375% 07/15/14 (b)                                    865,000       960,150

                                                                                                                     2,592,700

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
OIL & GAS - (CONTINUED)

OIL REFINING & MARKETING - 0.1%

              PREMCOR REFINING GROUP, INC.        7.500% 06/15/15                                      1,430,000     1,565,850

                                                                                                                     1,565,850

                                                                                                 Oil & Gas Total    26,947,138

OIL & GAS SERVICES - 0.1%
OIL - FIELD SERVICES - 0.1%

          HORNBECK OFFSHORE SERVICES, INC.        6.125% 12/01/14 (b)                                    460,000       460,000

                   NEWPARK RESOURCES, INC.        8.625% 12/15/07                                      1,560,000     1,575,600

                                                                                                                     2,035,600

                                                                                        Oil & Gas Services Total     2,035,600

PIPELINES - 1.3%
PIPELINES - 1.3%

                             COASTAL CORP.        7.750% 06/15/10                                      3,550,000     3,652,062

                     DYNEGY HOLDINGS, INC.        6.875% 04/01/11                                      1,895,000     1,819,200
                                                  9.875% 07/15/10 (b)                                    960,000     1,084,800

                  NORTHWEST PIPELINE CORP.        8.125% 03/01/10                                        760,000       847,400

                               SONAT, INC.        6.875% 06/01/05                                      1,000,000     1,012,500
                                                  7.625% 07/15/11                                      4,230,000     4,293,450

                  SOUTHERN NATURAL GAS CO.        8.875% 03/15/10                                      1,335,000     1,498,538

                  WILLIAMS COMPANIES, INC.        8.125% 03/15/12                                      1,780,000     2,073,700

                                                                                                                    16,281,650

                                                                                                 Pipelines Total    16,281,650
                                                                                                                    ----------
                                                                                                    ENERGY TOTAL    45,264,388

FINANCIALS - 0.8%
DIVERSIFIED FINANCIAL SERVICES - 0.5%
FINANCE - COMMERCIAL - 0.1%

                        FINOVA Group, Inc.        7.500% 11/15/09 (l)                                  2,409,000     1,150,298

                                                                                                                     1,150,298

FINANCE - INVESTMENT BANKER/BROKER - 0.4%

                   E*TRADE FINANCIAL CORP.        8.000% 06/15/11 (b)                                  1,370,000     1,448,775

                     LABRANCHE & CO., INC.        11.000% 05/15/12                                     3,545,000     3,775,425

                                                                                                                     5,224,200

                                                                            Diversified Financial Services Total     6,374,498

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
REITS - 0.2%

REITS - HOTELS - 0.1%

                LA QUINTA PROPERTIES, INC.        7.000% 08/15/12 (b)                                    500,000       537,500

                                                                                                                       537,500

REITS - MORTGAGES - 0.1%

                  THORNBURG MORTGAGE, INC.        8.000% 05/15/13                                      1,545,000     1,657,013

                                                                                                                     1,657,013

                                                                                                     REITS Total     2,194,513

SAVINGS & LOANS - 0.1%
SAVINGS & LOANS/ THRIFTS - WESTERN US - 0.1%

                    WESTERN FINANCIAL BANK        9.625% 05/15/12                                      1,090,000     1,242,600

                                                                                                                     1,242,600

                                                                                           Savings & Loans Total     1,242,600
                                                                                                                     ---------
                                                                                                FINANCIALS TOTAL     9,811,611

INDUSTRIALS - 6.8%
AEROSPACE/DEFENSE - 0.6%
AEROSPACE/DEFENSE - EQUIPMENT - 0.6%

                           ARGO-TECH CORP.        9.250% 06/01/11                                      1,215,000     1,327,387

                        BE AEROSPACE, INC.        8.875% 05/01/11                                      2,095,000     2,189,275

                               SEQUA CORP.        8.875% 04/01/08                                      1,335,000     1,461,825

              STANDARD AERO HOLDINGS, INC.        8.250% 09/01/14 (b)                                  1,370,000     1,472,750

                           TRANSDIGM, INC.        8.375% 07/15/11                                      1,175,000     1,266,063

                                                                                                                     7,717,300

ELECTRONICS - MILITARY - 0.0%

                      CONDOR SYSTEMS, INC.        11.875% 05/01/09 (j)(k)                              4,000,000        40,000

                                                                                                                        40,000

                                                                                         Aerospace/Defense Total     7,757,300

BUILDING MATERIALS - 0.8%
BUILDING & CONSTRUCTION PRODUCTS -
  MISCELLANEOUS - 0.2%

                ASSOCIATED MATERIALS, INC.        (a) 03/01/14
                                                  (11.250% 03/01/09)                                   1,095,000       815,775

                           CONGOLEUM CORP.        8.625% 08/01/08 (m)                                  1,305,000     1,017,900

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
BUILDING MATERIALS - (CONTINUED)

                     NORTEK HOLDINGS, INC.        8.500% 09/01/14 (b)                                    695,000       747,125

                                                                                                                     2,580,800

BUILDING PRODUCTS - CEMENT/AGGREGATION - 0.3%

                      RMCC ACQUISITION CO.        9.500% 11/01/12 (b)                                  1,810,000     1,814,525

                         US CONCRETE, INC.        8.375% 04/01/14                                      1,670,000     1,782,725

                                                                                                                     3,597,250
BUILDING PRODUCTS - DOORS & WINDOWS - 0.3%

                    ATRIUM COMPANIES, INC.        Series B,
                                                  10.500% 05/01/09                                     3,885,000     4,079,250

                                                                                                                     4,079,250

                                                                                        Building Materials Total    10,257,300

ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
WIRE & CABLE PRODUCTS - 0.2%

                       COLEMAN CABLE, INC.        9.875% 10/01/12 (b)                                  2,065,000     2,173,412

                                                                                                                     2,173,412

                                                                         Electrical Components & Equipment Total     2,173,412

ELECTRONICS - 0.1%
ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.1%

            FLEXTRONICS INTERNATIONAL LTD.        6.250% 11/15/14 (b)                                    670,000       659,950

                                                                                                                       659,950

                                                                                               Electronics Total       659,950

ENGINEERING & CONSTRUCTION - 0.2%
BUILDING & CONSTRUCTION - MISCELLANEOUS - 0.2%

                       J. RAY MCDERMOTT SA        11.000% 12/15/13 (b)                                 2,160,000     2,359,800

                                                                                                                     2,359,800

                                                                                Engineering & Construction Total     2,359,800

ENVIRONMENTAL CONTROL - 0.6%
NON-HAZARDOUS WASTE DISPOSAL - 0.5%

          ALLIED WASTE NORTH AMERICA, INC.        7.875% 04/15/13                                      1,500,000     1,515,000
                                                  8.500% 12/01/08                                      2,330,000     2,449,412

                      WASTE SERVICES, INC.        9.500% 04/15/14 (b)                                  2,735,000     2,707,650

                                                                                                                     6,672,062

See  accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
RECYCLING - 0.1%

                     IMCO RECYCLING ESCROW        9.000% 11/15/14 (b)                                    575,000       595,125

                                                                                                                       595,125

                                                                                     Environmental Control Total     7,267,187

HAND/MACHINE TOOLS - 0.0%
MACHINE TOOLS & RELATED PRODUCTS - 0.0%

                              NEWCOR, INC.        6.000% 01/01/13 (k)                                    847,510       542,406

                                                                                                                       542,406

                                                                                        Hand/Machine Tools Total       542,406

MACHINERY - CONSTRUCTION & MINING - 0.1%
MACHINERY - CONSTRUCTION & MINING - 0.1%

                               TEREX CORP.        Series 2001 B,
                                                  10.375% 04/01/11                                     1,700,000     1,916,750

                                                                                                                     1,916,750

                                                                         Machinery - Construction & Mining Total     1,916,750

METAL FABRICATED/HARDWARE - 0.9%
METAL PROCESSORS & FABRICATION - 0.7%

             ALTRA INDUSTRIAL MOTION, INC.        9.000% 12/01/11 (b)                                    895,000       908,425

                                HAWK CORP.        8.750% 11/01/14 (b)                                    345,000       356,213

                       MUELLER GROUP, INC.        10.000% 05/01/12                                     1,700,000     1,844,500

                    MUELLER HOLDINGS, INC.        (a) 04/15/14
                                                  (14.750% 04/15/09)                                   2,083,000     1,406,025

                              TRIMAS CORP.        9.875% 06/15/12                                      4,165,000     4,352,425

                                                                                                                     8,867,588

METAL PRODUCTS - FASTENERS - 0.2%

                          FASTENTECH, INC.        11.500% 05/01/11 (b)                                 2,680,000     3,055,200

                                                                                                                     3,055,200

                                                                                 Metal Fabricated/Hardware Total    11,922,788

MISCELLANEOUS MANUFACTURERS - 0.7%
ADVANCED MATERIALS/PRODUCTS - 0.1%

                              HEXCEL CORP.        9.750% 01/15/09                                      1,385,000     1,450,787

                                                                                                                     1,450,787

DIVERSIFIED MANUFACTURER OPERATIONS - 0.5%

                     J.B. POINDEXTER & CO.        8.750% 03/15/14 (b)                                  1,835,000     1,945,100

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
MISCELLANEOUS MANUFACTURERS - (CONTINUED)

                         KI HOLDINGS, INC.        (a) 11/15/14
                                                  (9.875% 11/15/09) (b)                                2,025,000     1,285,875

                  KOPPERS INDUSTRIES, INC.        9.875% 10/15/13                                      1,960,000     2,224,600

                  TRINITY INDUSTRIES, INC.        6.500% 03/15/14                                        740,000       733,525

                                                                                                                     6,189,100

FILTERATION/SEPARATION PRODUCTS - 0.1%

                            POLYPORE, INC.        (a) 10/01/12
                                                  (10.500% 10/01/08) (b)                               2,365,000     1,519,513

                                                                                                                     1,519,513

                                                                              Miscelleaneous Manufacturers Total     9,159,400

PACKAGING & CONTAINERS - 1.1%
CONTAINERS - METAL/GLASS - 0.4%

                CROWN EUROPEAN HOLDINGS SA        10.875% 03/01/13                                     1,800,000     2,119,500

            OWENS-BROCKWAY GLASS CONTAINER        8.250% 05/15/13                                        340,000       371,450

                      OWENS-ILLINOIS, INC.        7.350% 05/15/08                                      1,950,000     2,032,875
                                                  7.500% 05/15/10                                        440,000       463,650

                                                                                                                     4,987,475

CONTAINERS - PAPER/PLASTIC - 0.7%

            CONSOLIDATED CONTAINER CO. LLC        (a) 06/15/09
                                                  (10.750% 06/15/07)                                   1,500,000     1,260,000

                      MDP ACQUISITIONS PLC        9.625% 10/01/12                                      2,800,000     3,164,000

                   PORTOLA PACKAGING, INC.        8.250% 02/01/12                                      1,460,000     1,138,800

             SMURFIT-STONE CONTAINER CORP.        8.250% 10/01/12                                      1,600,000     1,752,000

                          TEKNI-PLEX, INC.        12.750% 06/15/10                                     1,755,000     1,553,175

                                                                                                                     8,867,975

                                                                                    Packaging & Containers Total    13,855,450

TRANSPORTATION - 1.5%
TRANSPORTATION - MARINE - 0.7%

           SHIP FINANCE INTERNATIONAL LTD.        8.500% 12/15/13                                      3,795,000     3,899,363

                                  STENA AB        7.000% 12/01/16 (b)                                    670,000       658,275
                                                  7.500% 11/01/13                                      2,215,000     2,292,525
                                                  9.625% 12/01/12                                      1,425,000     1,603,125

                     TEEKAY SHIPPING CORP.        8.875% 07/15/11                                        485,000       562,600

                                                                                                                     9,015,888

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
TRANSPORTATION - (CONTINUED)

TRANSPORTATION - RAIL - 0.2%

                              TFM SA DE CV        12.500% 06/15/12                                     2,210,000     2,508,350

                                                                                                                     2,508,350

TRANSPORTATION - SERVICES - 0.3%

                      CHC HELICOPTER CORP.        7.375% 05/01/14                                      1,450,000     1,533,375

               PETROLEUM HELICOPTERS, INC.        9.375% 05/01/09                                      2,710,000     2,926,800

                                                                                                                     4,460,175

TRANSPORTATION - TRUCK - 0.3%

                     ALLIED HOLDINGS, INC.        8.625% 10/01/07                                      1,410,000     1,198,500

                         QDI CAPITAL CORP.        9.000% 11/15/10 (b)                                  2,060,000     2,054,850

                                                                                                                     3,253,350

                                                                                            Transportation Total    19,237,763
                                                                                                                    ----------
                                                                                               INDUSTRIALS TOTAL    87,109,506

TECHNOLOGY - 0.2%
SEMICONDUCTORS - 0.2%
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.2%

                    AMKOR TECHNOLOGY, INC.        9.250% 02/15/08                                      2,505,000     2,461,162

                                                                                                                     2,461,162

                                                                                            Semiconductors Total     2,461,162
                                                                                                                    ----------
                                                                                                TECHNOLOGY TOTAL     2,461,162

UTILITIES - 2.4%
ELECTRIC - 2.4%
ELECTRIC - GENERATION - 0.5%

                                 AES CORP.        9.000% 05/15/15 (b)                                    585,000       672,750
                                                  9.500% 06/01/09                                      1,646,000     1,888,785

                     EDISON MISSION ENERGY        9.875% 04/15/11                                      2,290,000     2,713,650

                    MISSION ENERGY HOLDING        13.500% 07/15/08                                       710,000       892,825

                                                                                                                     6,168,010

ELECTRIC - INTEGRATED - 0.8%

                          CMS ENERGY CORP.        8.900% 07/15/08                                      2,360,000     2,619,600

                          NEVADA POWER CO.        9.000% 08/15/13                                      1,060,000     1,240,200
                                                  10.875% 10/15/09                                     2,025,000     2,369,250

               PSE&G ENERGY HOLDINGS, INC.        8.625% 02/15/08                                      2,495,000     2,760,094

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - (CONTINUED)
UTILITIES - (CONTINUED)
ELECTRIC - (CONTINUED)

                     TNP ENTERPRISES, INC.        10.250% 04/01/10                                     1,630,000     1,744,100

                                                                                                                    10,733,244

INDEPENDENT POWER PRODUCERS - 1.1%

              CAITHNESS COSO FUNDING CORP.        9.050% 12/15/09                                      2,585,820     2,870,260

                             CALPINE CORP.        8.500% 07/15/10 (b)                                  2,345,000     1,840,825

                CALPINE GENERATING CO. LLC        11.169% 04/01/11 (b)(e)                              2,950,000     2,795,125
                                                  11.500% 04/01/11 (b)                                 1,725,000     1,587,000

                   MSW ENERGY HOLDINGS LLC        7.375% 09/01/10                                        800,000       844,000
                                                  8.500% 09/01/10                                      2,130,000     2,343,000

                ORION POWER HOLDINGS, INC.        12.000% 05/01/10                                     1,520,000     1,930,400

                                                                                                                    14,210,610

                                                                                                  Electric Total    31,111,864
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL    31,111,864


                                                  TOTAL CORPORATE FIXED-INCOME
                                                  BONDS & NOTES
                                                  (COST OF $495,964,694)                                           522,498,131

MUNICIPAL BOND (TAXABLE) - 0.2%
CONSUMER CYCLICAL - 0.2%
LODGING - 0.2%
CASINO HOTELS - 0.2%

              CABAZON BAND MISSION INDIANS        13.000% 10/01/11 (h)                                 2,820,000     2,797,525

                                                                                                                     2,797,525

                                                                                                   Lodging Total     2,797,525
                                                                                                                   -----------
                                                                                               CONSUMER CYCLICAL     2,797,525


                                                  TOTAL MUNICIPAL BOND (TAXABLE)
                                                  (COST OF $2,820,000)                                               2,797,525

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 35.7%
FOREIGN GOVERNMENT BONDS - 35.7%
SOVEREIGN - 35.7%

                  ARIES VERMOGENSVERWALTNG        7.750% 10/25/09 (b)                        EUR       2,500,000     3,707,330

                  CANADIAN GOVERNMENT BOND        5.250% 06/01/13                            CAD       6,200,000     5,544,803

                 COMMONWEALTH OF AUSTRALIA        8.750% 08/15/08                            AUD      13,580,000    11,777,509

                  EUROPEAN INVESTMENT BANK        7.625% 12/07/07                            GBP       5,110,000    10,535,729

                FEDERAL REPUBLIC OF BRAZIL        7.720% 06/29/09 (e)                        USD       6,350,000     7,128,700
                                                  8.250% 01/20/34                                      4,595,000     4,238,887
                                                  11.500% 04/02/09                           EUR       4,250,000     6,677,294
                                                  14.500% 10/15/09                           USD      12,750,000    16,670,625

                      GOVERNMENT OF CANADA        10.000% 06/01/08                           CAD      24,110,000    24,635,158

                 GOVERNMENT OF NEW ZEALAND        6.000% 11/15/11                            NZD      21,400,000    15,358,594
                                                  6.500% 04/15/13                                     27,600,000    20,453,385

                      GOVERNMENT OF NORWAY        5.500% 05/15/09                            NOK      41,770,000     7,487,444

                       GOVERNMENT OF SPAIN        5.500% 07/30/17                            EUR       7,635,000    11,666,432

                      GOVERNMENT OF SWEDEN        5.000% 01/28/09                            SEK     153,580,000    24,338,189
                                                  6.750% 05/05/14                                     86,735,000    15,587,070

        PERU GOVERNMENT INTERNATIONAL BOND        7.500% 10/14/14                            EUR       2,475,000     3,416,655

                    POLAND GOVERNMENT BOND        8.500% 05/12/07                            PLN      29,915,000     9,867,862

                      REPUBLIC OF BULGARIA        2.750% 07/28/11 (e)                        USD       7,280,000     7,269,080
                                                  8.250% 01/15/15                                      4,215,000     5,220,278

                      REPUBLIC OF COLOMBIA        9.750% 04/09/11                                      2,697,672     3,102,323
                                                  10.000% 01/23/12                                     5,523,000     6,254,798
                                                  11.500% 05/31/11                           EUR       3,010,000     4,959,051
                                                  11.750% 02/25/20                           USD       4,620,000     5,781,930

                        REPUBLIC OF FRANCE        4.000% 04/25/14                            EUR       8,220,000    11,144,559

                       REPUBLIC OF GERMANY        4.250% 07/04/14                                     11,740,000    16,238,812
                                                  6.000% 07/04/07                                     10,280,000    14,830,731

                        REPUBLIC OF GREECE        5.350% 05/18/11                                      5,000,000     7,353,689

                         REPUBLIC OF ITALY        5.000% 02/01/12                                     23,170,000    33,678,825

                        REPUBLIC OF PANAMA        8.875% 09/30/27                            USD       6,230,000     6,572,650

                          REPUBLIC OF PERU        9.875% 02/06/15                                      6,100,000     7,091,250

                   REPUBLIC OF PHILIPPINES        10.625% 03/16/25                                     3,100,000     3,216,250

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS - (CONTINUED)
FOREIGN GOVERNMENT BONDS - (CONTINUED)
SOVEREIGN - (CONTINUED)

                  REPUBLIC OF SOUTH AFRICA        5.250% 05/16/13                            EUR      11,030,000    15,378,960
                                                  13.000% 08/31/10                           ZAR      24,700,000     5,162,893

                     REPUBLIC OF VENEZUELA        9.250% 09/15/27                            USD       6,945,000     7,222,800

                        RUSSIAN FEDERATION        5.000% 03/31/30                                      6,060,000     6,024,852
                                                  11.000% 07/24/18                                     5,752,000     7,760,598
                                                  12.750% 06/24/28                                     7,430,000    11,757,975

                   UNITED KINGDOM TREASURY        5.000% 03/07/12                            GBP       2,540,000     4,979,174
                                                  7.500% 12/07/06                                      6,535,000    13,223,957
                                                  9.000% 07/12/11                                      4,750,000    11,356,471

                     UNITED MEXICAN STATES        7.500% 03/08/10                            EUR       5,040,000     7,745,048
                                                  7.500% 04/08/33                            USD       9,255,000     9,643,710
                                                  11.375% 09/15/16                                     7,590,000    11,062,425

                WESTERN AUSTRALIA TREASURY        7.500% 10/15/09                            AUD      14,665,000    12,370,794

                                                                                                                   455,495,549

                                                                                                 Sovereign Total   455,495,549
                                                                                                                   -----------
                                                                                  FOREIGN GOVERNMENT BONDS TOTAL   455,495,549


                                                  TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                  (COST OF $395,156,538)                                           455,495,549

GOVERNMENT AGENCIES & OBLIGATIONS - 22.6%
AGENCY - 0.7%

                  FEDERAL FARM CREDIT BANK        5.000% 08/25/10                            USD       8,600,000     8,698,805

                                                                                                                     8,698,805

                                                                                                    AGENCY TOTAL     8,698,805
MORTGAGE-BACKED SECURITIES - 5.4%

          FEDERAL HOME LOAN MORTGAGE CORP.        7.500%  03/01/16                                         9,958        10,198
                                                  8.000%  04/01/06 - 05/01/16                             69,083        71,157
                                                  8.500%  02/01/07 - 07/01/10                             60,487        63,439
                                                  8.750%  06/01/08 - 07/01/08                             12,161        12,742
                                                  9.000%  06/01/08 - 01/01/22                             80,013        87,207
                                                  9.250%  08/01/08 - 05/01/16                             90,430        99,671
                                                  9.500%  11/01/08 - 08/01/16                             41,253        44,388
                                                  9.750%  12/01/08 - 09/01/16                             10,489        11,313
                                                  10.000% 07/01/09 - 11/01/19                            129,749       140,277
                                                  10.500% 01/01/20 - 10/01/24                             94,091       105,498
                                                  10.750% 05/01/10 - 09/01/13                            136,987       150,364
                                                  11.250% 10/01/10 - 11/01/15                            143,394       159,779

See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
GOVERNMENT AGENCIES &
OBLIGATIONS - (CONTINUED)
MORTGAGE-BACKED SECURITIES - (CONTINUED)

     FEDERAL NATIONAL MORTGAGE ASSOCIATION        7.500% 02/01/06 - 11/01/11                              23,209        23,494
                                                  8.000% 07/01/08 - 07/01/09                              48,933        51,133
                                                  8.250% 11/01/07                                         25,210        25,592
                                                  8.500% 05/01/08 - 09/01/21                             146,215       153,628
                                                  9.000% 11/01/08 - 08/01/21                             414,610       448,810
                                                  9.250% 05/01/16                                         95,113       106,649
                                                  10.000% 11/01/13 - 03/01/16                            262,172       291,236
                                                  10.500% 03/01/14 - 03/01/16                            269,997       300,160

                                                  TBA,
                                                  6.500% 12/13/34 (g)                                 60,590,000    63,562,667

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION        8.500% 02/15/06                                          1,393         1,447
                                                  9.000% 08/15/08 - 12/15/17                           1,295,681     1,442,820
                                                  9.500% 06/15/09 - 11/15/17                             615,793       676,383
                                                  10.000% 11/15/09 - 09/15/21                            174,793       193,570
                                                  10.500% 12/15/10 - 04/15/21                             54,966        61,409
                                                  11.000% 12/15/09 - 10/15/15                            294,440       329,998
                                                  11.750% 08/15/13                                         8,765         9,860
                                                  12.000% 05/15/14                                           491           559

                                                                                                                    68,635,448
                                                                                                                   -----------
                                                                                MORTGAGE-BACKED SECURITIES TOTAL    68,635,448

U.S. TREASURY BONDS & NOTES - 16.5%

                       U.S. TREASURY BONDS        7.500% 11/15/24                                     12,000,000    15,722,808
                                                  8.875% 02/15/19                                      9,000,000    12,772,620
                                                  10.375% 11/15/12                                    52,000,000    62,243,584
                                                  10.625% 08/15/15                                    29,415,000    44,798,133
                                                  12.500% 08/15/14                                    52,151,000    71,782,983

                                                                                                                   207,320,128

                        U.S. TREASURY NOTE        4.875% 02/15/12                                      3,500,000     3,668,711

                                                                                                                     3,668,711
                                                                                                                   -----------
                                                                               U.S. TREASURY BONDS & NOTES TOTAL   210,988,839

                                                  TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
                                                  (COST OF $298,268,248)                                           288,323,092

ASSET-BACKED SECURITIES - 0.7%

                      EQUITY ONE ABS, INC.        4.205% 04/25/34                                      5,050,000     4,922,437

                       GMAC MORTGAGE CORP.        4.865% 09/25/34                                      4,130,000     4,078,052

                                                                                                                     9,000,489

                                                  TOTAL ASSET-BACKED SECURITIES
                                                  (COST OF $9,143,703)                                               9,000,489

                                 See accompanying notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------        ----------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.3%
UTILITIES - 0.3%
ELECTRIC - 0.3%

INDEPENDENT POWER PRODUCERS - 0.3%

                              MIRANT CORP.        2.500% 06/15/21 (f)                                  1,565,000     1,111,854

                     NORTEL NETWORKS CORP.        4.250% 09/01/08                                      2,265,000     2,171,886

                                                                                                  Electric Total     3,283,740
                                                                                                                 -------------
                                                                                                 UTILITIES TOTAL     3,283,740

                                                  TOTAL CONVERTIBLE BONDS
                                                  (COST OF $3,115,519)                                               3,283,740

SHORT-TERM OBLIGATION - 2.9%

                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 11/30/04, due
                                                  12/01/04 at 1.870%, collateralized by a
                                                  U.S. Treasury Note maturing 07/15/09,
                                                  market value of $37,775,244 (repurchase
                                                  proceeds $37,031,924)                               37,030,000    37,030,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $37,030,000)                                             37,030,000

                                                  TOTAL INVESTMENTS - 103.3%
                                                  (COST OF $1,241,498,702) (n)                                   1,318,428,526

                                                  OTHER ASSETS & LIABILITIES, NET - (3.3)%                         (41,719,039)

                                                  NET ASSETS - 100.0%                                            1,276,709,487

     NOTES TO INVESTMENT PORTFOLIO:

(a) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2004, these securities amounted to $121,125,585, which represents 9.5% of net assets.

(c) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Zero coupon bond.

(e) Floating rate note. The interest rate shown reflects the rate as of November 30, 2004.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $5,863,729, which represents 0.5% of net assets.

(g)  Securities purchased on a delayed delivery basis.

See accompanying notes to financial statements.

(h)  Illiquid security.

(i) The issuer has filed for bankruptcy protection under Chapter 11 and is default of certain debt convenants. Income is being accrued. As of November 30, 2004, the value of this security represents 0.1% of net assets.

(j) The issuer is in default of certain debt convenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $4,633,605, which represents 0.4% of net assets.

(k) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(l)  Issued as part of bankruptcy reorganization.

(m) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt convenants, however, under the issuer's plan of reorganization, the issuer has guaranteed all interest due and therefore income is still being accrued. As of November 30, 2004, the value of this security represents 0.1% of net assets.

(n)  Cost for federal income tax purposes is $1,255,758,829.

  FORWARD CURRENCY                          AGGREGATE     SETTLEMENT    UNREALIZED
  CONTRACTS TO SELL           VALUE         FACE VALUE       DATE      DEPRECIATION
  ----------------------------------------------------------------------------------
  EUR      13,480,000    $  17,911,604    $  17,564,575     12/23/04  $     (347,029)
  EUR       3,751,000        4,984,934        4,905,258     01/26/05         (79,676)
  EUR       6,620,750        8,798,722        8,660,868     01/26/05        (137,854)
  EUR       4,462,500        5,930,638        5,840,431     01/31/05         (90,207)
  GBP       7,020,000       13,402,654       12,916,800     12/13/04        (485,854)
  GBP       3,530,000        6,719,968        6,572,860     01/26/05        (147,108)
                                                                      --------------
                                                                      $   (1,287,728)
                                                                      --------------

AT NOVEMBER 30, 2004, THE FUND HELD INVESTMENTS IN THE FOLLOWING SECTORS:

                                                                     % OF NET
                                                                      ASSETS
  ---------------------------------------------------------------------------
  Corporate Fixed-Income Bonds & Notes                                  40.9
  Foreign Government Bonds                                              35.7
  Government Agencies & Obligations                                     22.6
  Asset-Backed Securities                                                0.7
  Convertible Bonds                                                      0.3
  Municipal Bond                                                         0.2
  Short-Term Obligation                                                  2.9
  Other Assets & Liabilities, Net                                       (3.3)
                                                                       -----
                                                                       100.0
                                                                       -----

  ACRONYM                    NAME
  AUD                        Australian Dollar
  CAD                        Canadian Dollar
  EUR                        Euro
  GBP                        British Pound
  NOK                        Norwegian Krona
  NZD                        New Zealand Dollar
  PIK                        Payment-In-Kind
  PLN                        Polish Zloty
  REIT                       Real Estate Investment Trust
  SEK                        Swedish Krona
  TBA                        To Be Announced
  USD                        United States Dollar
  ZAR                        South African Rand

                                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004 (UNAUDITED)                     COLUMBIA STRATEGIC INCOME FUND

                                                                                                                        ($)
------------------------------------------     ----------------------------------------------------------------------------
                                    ASSETS     Investments, at cost                                           1,241,498,702
                                                                                                            ---------------
                                               Investments, at value                                          1,318,428,526
                                               Cash                                                                 456,166
                                               Foreign currency (cost of $46)                                            45
                                               Receivable for:
                                                 Investments sold                                                 1,540,801
                                                 Investments sold on a delayed delivery basis                     1,046,710
                                                 Fund shares sold                                                 1,385,183
                                                 Dollar roll fee income                                             351,678
                                                 Interest                                                        26,094,965
                                                 Foreign tax reclaim                                                160,686
                                               Deferred Trustees' compensation plan                                  48,463
                                                                                                            ---------------
                                                                                            Total Assets      1,349,513,223

                               LIABILITIES     Net unrealized depreciation on foreign forward currency
                                                 contracts                                                        1,287,728
                                               Payable for:
                                                 Investments purchased                                              813,363
                                                 Investments purchased on a delayed delivery basis               67,506,648
                                                 Fund shares repurchased                                          1,535,704
                                                 Investment advisory fee                                            669,532
                                                 Transfer agent fee                                                 248,252
                                                 Pricing and bookkeeping fees                                        44,032
                                                 Custody fee                                                         29,931
                                                 Distribution and service fees                                      572,773
                                               Deferred Trustees' fees                                               48,463
                                               Other liabilities                                                     47,310
                                                                                                            ---------------
                                                                                       Total Liabilities         72,803,736
                                                                                              NET ASSETS      1,276,709,487

                 COMPOSITION OF NET ASSETS     Paid-in capital                                                1,537,591,199
                                               Overdistributed net investment income                               (813,390)
                                               Accumulated net realized loss                                   (336,357,512)
                                               Net unrealized appreciation (depreciation) on:
                                                 Investments                                                     76,929,824
                                                 Foreign currency translations                                     (640,634)
                                                                                              NET ASSETS      1,276,709,487

                                   CLASS A     Net assets                                                       605,709,092
                                               Shares outstanding                                                94,708,301
                                               Net asset value per share                                               6.40(a)
                                               Maximum offering price per share ($6.40/0.9525)                         6.72(b)

                                   CLASS B     Net assets                                                       389,011,586
                                               Shares outstanding                                                60,867,234
                                               Net asset value and offering price per share                            6.39(a)

                                   CLASS C     Net assets                                                        43,505,634
                                               Shares outstanding                                                 6,802,019
                                               Net asset value and offering price per share                            6.40(a)

                                   CLASS J     Net assets                                                       228,672,912
                                               Shares outstanding                                                35,829,636
                                               Net asset value and redemption price per share                          6.38(a)
                                               Maximum offering price per share ($6.38/0.9700)                         6.58(b)

                                   CLASS Z     Net assets                                                         9,810,263
                                               Shares outstanding                                                 1,545,602
                                               Net asset value, offering and redemption price per share                6.35

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30,
2004 (UNAUDITED)                                  COLUMBIA STRATEGIC INCOME FUND

                                                                                                                        ($)
------------------------------------------     ----------------------------------------------------------------------------
                         INVESTMENT INCOME     Interest                                                          43,076,857
                                               Dollar roll fee income                                               972,877
                                                                                                            ---------------
                                                 Total Investment Income (net of foreign taxes withheld
                                                   of $101,358)                                                  44,049,734

                                  EXPENSES     Investment advisory fee                                            4,015,730
                                               Distribution fee:
                                                 Class B                                                          1,490,185
                                                 Class C                                                            155,471
                                                 Class J                                                            402,453
                                               Service fee:
                                                 Class A                                                            697,681
                                                 Class B                                                            476,986
                                                 Class C                                                             49,623
                                                 Class J                                                            276,199
                                               Transfer agent fee                                                 1,095,143
                                               Pricing and bookkeeping fees                                         194,740
                                               Trustees' fees                                                        12,261
                                               Custody fee                                                          113,980
                                               Non-recurring costs (See Note 7)                                      23,458
                                               Other expenses                                                       174,643
                                                                                                            ---------------
                                                 Total Expenses                                                   9,178,553
                                               Fees waived by Distributor - Class C                                 (30,843)
                                               Non-recurring costs assumed by Investment Advisor (See
                                                 Note 7)                                                            (23,458)
                                               Custody earnings credit                                               (6,111)
                                                                                                            ---------------
                                                 Net Expenses                                                     9,118,141
                                                                                                            ---------------
                                               Net Investment Income                                             34,931,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON     Net realized gain (loss) on:
          INVESTMENTS AND FOREIGN CURRENCY       Investments                                                     14,368,944
                                                 Foreign currency transactions                                   (5,527,153)
                                                                                                            ---------------
                                                   Net realized gain                                              8,841,791

                                               Net change in unrealized
                                                 appreciation/depreciation on:
                                                 Investments                                                     67,421,600
                                                 Foreign currency translations                                      657,114
                                                                                                            ---------------
                                                   Net change in unrealized
                                                      appreciation/depreciation                                  68,078,714
                                                                                                            ---------------
                                               Net Gain                                                          76,920,505
                                                                                                            ---------------
                                               Net Increase in Net Assets
                                                 from Operations                                                111,852,098

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                  COLUMBIA STRATEGIC INCOME FUND

                                                                                                  (UNAUDITED)
                                                                                             SIX MONTHS ENDED          YEAR ENDED
                                                                                                 NOVEMBER 30,             MAY 31,
                                                                                                     2004 ($)            2004 ($)
------------------------------------------     ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                OPERATIONS     Net investment income                               34,931,593          74,531,176
                                               Net realized gain on investments and
                                                 foreign currency transactions                      8,841,791          43,311,979
                                               Net change in unrealized
                                                 appreciation/depreciation on
                                                 investments and foreign currency
                                                 translations                                      68,078,714         (39,526,227)
                                                                                             ------------------------------------
                                                   Net Increase from Operations                   111,852,098          78,316,928

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS     From net investment income:
                                                 Class A                                          (17,894,034)        (42,467,084)
                                                 Class B                                          (10,687,371)        (29,338,162)
                                                 Class C                                           (1,152,780)         (2,896,843)
                                                 Class J                                           (6,691,004)        (16,932,962)
                                                 Class Z                                             (172,143)            (64,839)
                                                                                             ------------------------------------
                                                   Total Distributions Declared to
                                                     Shareholders                                 (36,597,332)        (91,699,890)

                        SHARE TRANSACTIONS     Class A:
                                                 Subscriptions                                     43,781,997          68,039,895
                                                 Distributions reinvested                          10,105,223          22,542,999
                                                 Redemptions                                      (49,371,074)       (113,152,672)
                                                                                             ------------------------------------
                                                   Net Increase (Decrease)                          4,516,146         (22,569,778)
                                               Class B:
                                                 Subscriptions                                     11,807,135          40,064,707
                                                 Distributions reinvested                           6,145,954          16,158,239
                                                 Redemptions                                      (61,044,544)       (128,322,218)
                                                                                             ------------------------------------
                                                   Net Decrease                                   (43,091,455)        (72,099,272)
                                               Class C:
                                                 Subscriptions                                      4,742,489           8,693,636
                                                 Distributions reinvested                             666,921           1,571,832
                                                 Redemptions                                       (5,910,683)        (13,809,960)
                                                                                             ------------------------------------
                                                   Net Decrease                                      (501,273)         (3,544,492)
                                               Class J:
                                                 Subscriptions                                      1,496,496           5,771,627
                                                 Redemptions                                      (15,751,320)        (32,286,028)
                                                                                             ------------------------------------
                                                   Net Decrease                                   (14,254,824)        (26,514,401)
                                               Class Z:
                                                 Subscriptions                                      8,690,366           1,051,458
                                                 Distributions reinvested                              38,899              55,898
                                                 Redemptions                                         (406,537)         (1,113,389)
                                                                                             ------------------------------------
                                                   Net Increase (Decrease)                          8,322,728              (6,033)
                                               Net Decrease from Share
                                                 Transactions                                     (45,008,678)       (124,733,976)
                                                                                             ------------------------------------
                                                     Total Increase (Decrease) in Net Assets       30,246,088        (138,116,938)

                                NET ASSETS     Beginning of period                              1,246,463,399       1,384,580,337
                                               End of period (including undistributed
                                                 (overdistributed) net investment income
                                                 of $(813,390) and $852,349, respectively)      1,276,709,487       1,246,463,399

See accompanying notes to financial statements.

                                                                                                  (UNAUDITED)
                                                                                             SIX MONTHS ENDED          YEAR ENDED
                                                                                                 NOVEMBER 30,             MAY 31,
                                                                                                     2004 ($)            2004 ($)
------------------------------------------     ----------------------------------------------------------------------------------
                         CHANGES IN SHARES     Class A:
                                                 Subscriptions                                      7,033,298          11,072,096
                                                 Issued for distributions reinvested                1,631,632           3,674,542
                                                 Redemptions                                       (7,986,373)        (18,468,207)
                                                                                             ------------------------------------
                                                   Net Increase (Decrease)                            678,557          (3,721,569)
                                               Class B:
                                                 Subscriptions                                      1,906,071           6,545,770
                                                 Issued for distributions reinvested                  993,441           2,635,178
                                                 Redemptions                                       (9,880,024)        (20,955,613)
                                                                                             ------------------------------------
                                                   Net Decrease                                    (6,980,512)        (11,774,665)
                                               Class C:
                                                 Subscriptions                                        759,845           1,417,309
                                                 Issued for distributions reinvested                  107,712             256,111
                                                 Redemptions                                         (959,305)         (2,263,480)
                                                                                             ------------------------------------
                                                   Net Decrease                                       (91,748)           (590,060)
                                               Class J:
                                                 Subscriptions                                        239,070             931,651
                                                 Redemptions                                       (2,539,845)         (5,247,368)
                                                                                             ------------------------------------
                                                   Net Decrease                                    (2,300,775)         (4,315,717)
                                               Class Z:
                                                 Subscriptions                                      1,412,621             171,694
                                                 Issued for distributions reinvested                    6,302               9,156
                                                 Redemptions                                          (65,764)           (184,806)
                                                                                             ------------------------------------
                                                   Net Increase (Decrease)                          1,353,159              (3,956)

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004 (UNAUDITED)                     COLUMBIA STRATEGIC INCOME FUND

NOTE 1. ORGANIZATION

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

FUND SHARES

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class J shares are subject to a 3% front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the Fund's fiscal year ended May 31, 2004 was as follows:

                                                                     MAY 31,2004
--------------------------------------------------------------------------------
   Distributions paid from:
     Ordinary Income                                               $  91,699,890
     Long-Term Capital Gains                                                  --

Unrealized appreciation (depreciation) at November 30, 2004, based on cost of investments for federal income tax purposes, was:

  Unrealized appreciation                                          $  96,880,515
  Unrealized depreciation                                            (34,210,818)
   Net unrealized appreciation                                     $  62,669,697

The following capital loss carryforwards, determined as of May 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                           CAPITAL LOSS
             EXPIRATION                          CARRYFORWARD
--------------------------------------------------------------------------------
                2007                            $     8,852,750
                2008                                 63,518,542
                2009                                136,912,288
                2010                                135,415,014
                2011                                    318,608
                                                $   345,017,202

Capital loss carryforwards of $12,688,939 were utilized during the year ended May 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Columbia, the transfer agent and the distributor, are each indirect, wholly owned subsidiaries of Bank of America Corporation.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS                          ANNUAL FEE RATE
--------------------------------------------------------------------------------
         First $1 billion                                    0.65%
         Next $1 billion                                     0.60%
         Over $2 billion                                     0.55%

For the six-months ended November 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.64%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended November 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.031%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has a subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended November 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.17%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended November 30, 2004, the Distributor has retained net underwriting discounts of $43,301 sales of the Fund's Class A shares and received CDSC fees of $226, $548,609 and $2,375 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in an effective service fee between the 0.15% and 0.25% annual rates. For the six months ended November 30, 2004, the annualized effective service fee rate was 0.24% for Class A, Class B, Class C and Class J shares of the Fund.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended November 30, 2004, the Fund paid $1,697 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $342,473,704 and $375,296,521, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended November 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston Financial Corporation ("FleetBoston") (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended November 30, 2004, Columbia has assumed $23,458 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                  COLUMBIA STRATEGIC INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS                               PERIOD
                                         ENDED         YEAR ENDED             ENDED
                                  NOVEMBER 30,            MAY 31,           MAY 31,
CLASS A SHARES                            2004               2004           2003(a)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       6.02       $       6.09      $       5.63

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.18(b)            0.36(b)           0.16(b)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.39               0.01              0.46
                                  ------------       ------------      ------------
Total from Investment
Operations                                0.57               0.37              0.62

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.19)             (0.44)            (0.16)
Return of capital                           --                 --                --
                                  ------------       ------------      ------------
Total Distributions
Declared to Shareholders                 (0.19)             (0.44)            (0.16)

NET ASSET VALUE, END OF PERIOD    $       6.40       $       6.02      $       6.09
Total return (f)                          9.63%(g)           6.21%            11.10%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.13%(i)           1.17%             1.27%(i)
Net investment income (h)                 5.90%(i)           5.90%             6.52%(i)
Portfolio turnover rate                     29%(g)             68%               59%(g)
Net assets, end of
period (000's)                    $    605,709       $    566,269      $    595,223

                                                             YEAR ENDED DECEMBER 31,
CLASS A SHARES                            2002              2001                 2000              1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.64      $       6.00         $       6.62      $       7.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.38(b)           0.48(b)(c)           0.58(d)           0.57(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.05             (0.30)(c)            (0.62)            (0.48)
                                  ------------      ------------         ------------      ------------
Total from Investment
Operations                                0.43              0.18                (0.04)             0.09

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.42)            (0.50)               (0.53)            (0.58)(e)
Return of capital                        (0.02)            (0.04)               (0.05)               --
                                  ------------      ------------         ------------      ------------
Total Distributions
Declared to Shareholders                 (0.44)            (0.54)               (0.58)            (0.58)

NET ASSET VALUE, END OF PERIOD    $       5.63      $       5.64         $       6.00      $       6.62
Total return (f)                          7.97%             3.07%               (0.68)%            1.28%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.23%             1.21%                1.17%             1.19%
Net investment income (h)                 6.75%             8.22%(c)             9.12%             8.30%
Portfolio turnover rate                     62%              106%                  35%               44%
Net assets, end of
period (000's)                    $    552,737      $    575,791         $    536,481      $    669,795

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS                               PERIOD
                                         ENDED        YEAR ENDED              ENDED
                                  NOVEMBER 30,           MAY 31,            MAY 31,
CLASS B SHARES                            2004               2004           2003(a)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       6.02       $       6.09      $       5.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.16(b)            0.32(b)           0.14(b)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.38               0.01              0.47
                                  ------------       ------------      ------------
Total from Investment
Operations                                0.54               0.33              0.61

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.17)             (0.40)            (0.14)
Return of capital                           --                 --                --
                                  ------------       ------------      ------------
Total Distributions
Declared to Shareholders                 (0.17)             (0.40)            (0.14)

NET ASSET VALUE, END OF PERIOD    $       6.39       $       6.02      $       6.09
Total return (f)                          9.06%(g)           5.42%            10.95%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.88%(i)           1.92%             2.02%(i)
Net investment income (h)                 5.15%(i)           5.15%             5.77%(i)
Portfolio turnover rate                     29%(g)             68%               59%(g)
Net assets, end of
period (000's)                    $    389,012       $    408,345      $    484,540

                                                             YEAR ENDED DECEMBER 31,
CLASS B SHARES                            2002              2001                 2000              1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.63      $       6.00         $       6.62      $       7.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.34(b)           0.44(b)(c)           0.53(d)           0.51(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.04             (0.32)(c)            (0.62)            (0.48)
                                  ------------      ------------         ------------      ------------
Total from Investment
Operations                                0.38              0.12                (0.09)             0.03

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.37)            (0.45)               (0.48)            (0.52)(e)
Return of capital                        (0.02)            (0.04)               (0.05)               --
                                  ------------      ------------         ------------      ------------
Total Distributions
Declared to Shareholders                 (0.39)            (0.49)               (0.53)            (0.52)

NET ASSET VALUE, END OF PERIOD    $       5.62      $       5.63         $       6.00      $       6.62
Total return (f)                          7.17%             2.12%               (1.41)%            0.52%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.98%             1.96%                1.92%             1.94%
Net investment income (h)                 6.00%             7.47%(c)             8.37%             7.55%
Portfolio turnover rate                     62%              106%                  35%               44%
Net assets, end of
period (000's)                    $    456,563      $    533,406         $    693,733      $    914,145

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS                                   PERIOD
                                         ENDED            YEAR ENDED              ENDED
                                  NOVEMBER 30,               MAY 31,            MAY 31,
CLASS C SHARES                            2004                  2004            2003(a)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       6.02          $       6.09       $       5.63

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.16(b)               0.33(b)            0.14(b)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.39                  0.01               0.46
                                  ------------          ------------       ------------
Total from Investment
Operations                                0.55                  0.34               0.60

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.17)                (0.41)             (0.14)
Return of capital                           --                    --                 --
                                  ------------          ------------       ------------
Total Distributions
Declared to
Shareholders                             (0.17)                (0.41)             (0.14)

NET ASSET VALUE, END
OF PERIOD                         $       6.40          $       6.02       $       6.09
Total return (g)                          9.31%(h)(i)           5.57%(h)          10.82%(h)(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                              1.73%(k)              1.77%              1.87%(k)
Net investment income (j)                 5.30%(k)              5.31%              5.92%(k)
Waiver/reimbursement                      0.15%(k)              0.15%              0.15%(k)
Portfolio turnover
rate                                        29%(i)                68%                59%(i)
Net assets, end of
period (000's)                    $     43,506          $     41,520       $     45,572

                                                              YEAR ENDED DECEMBER 31,
CLASS C SHARES                            2002               2001                 2000                 1999
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.64       $       6.00         $       6.62         $       7.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.35(b)            0.45(b)(c)           0.54(d)(e)           0.52(d)(e)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.04              (0.31)(c)            (0.62)               (0.48)
                                  ------------       ------------         ------------         ------------
Total from Investment
Operations                                0.39               0.14                (0.08)                0.04

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.38)             (0.46)               (0.49)               (0.53)(f)
Return of capital                        (0.02)             (0.04)               (0.05)                  --
                                  ------------       ------------         ------------         ------------
Total Distributions
Declared to
Shareholders                             (0.40)             (0.50)               (0.54)               (0.53)

NET ASSET VALUE, END
OF PERIOD                         $       5.63       $       5.64         $       6.00         $       6.62
Total return (g)                          7.32%(h)           2.45%               (1.26)%(h)            0.67%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                              1.83%              1.81%                1.77%(d)             1.79%(d)
Net investment income (j)                 6.15%              7.62%(c)             8.52%(d)             7.70%(d)
Waiver/reimbursement                      0.15%                --                 0.15%                0.15%
Portfolio turnover
rate                                        62%               106%                  35%                  44%
Net assets, end of
period (000's)                    $     38,923       $     42,906         $     43,538         $     57,246

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Net of fees waived by the Distributor which amounted to $0.02 and $0.01 per share and 0.15% and 0.15% for the periods ended December 31, 2000 and 1999, respectively.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS                               PERIOD
                                         ENDED         YEAR ENDED             ENDED
                                  NOVEMBER 30,            MAY 31,           MAY 31,
CLASS J SHARES                            2004               2004           2003(a)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       6.01       $       6.08      $       5.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.17(b)            0.34(b)           0.15(b)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.38               0.01              0.46
                                  ------------       ------------      ------------
Total from Investment
Operations                                0.55               0.35              0.61

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.18)             (0.42)            (0.15)
Return of capital                           --                 --                --
                                  ------------       ------------      ------------
Total Distributions
Declared to Shareholders                 (0.18)             (0.42)            (0.15)

NET ASSET VALUE, END OF PERIOD    $       6.38       $       6.01      $       6.08
Total return (f)                          9.29%(g)           5.88%            10.97%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.48%(i)           1.52%             1.62%(i)
Net investment income (h)                 5.55%(i)           5.55%             6.17%(i)
Portfolio turnover rate                     29%(g)             68%               59%(g)
Net assets, end of
period (000's)                    $    228,673       $    229,179      $    258,057

                                                          YEAR ENDED DECEMBER 31,
CLASS J SHARES                            2002              2001                 2000              1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.63      $       6.00         $       6.62      $       7.10

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.36(b)           0.46(b)(c)           0.55(d)           0.54(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.05             (0.31)(c)            (0.62)            (0.47)
                                  ------------      ------------         ------------      ------------
Total from Investment
Operations                                0.41              0.15                (0.07)             0.07

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.40)            (0.48)               (0.50)            (0.55)(e)
Return of capital                        (0.02)            (0.04)               (0.05)               --
                                  ------------      ------------         ------------      ------------
Total Distributions
Declared to Shareholders                 (0.42)            (0.52)               (0.55)            (0.55)

NET ASSET VALUE, END OF PERIOD    $       5.62      $       5.63         $       6.00      $       6.62
Total return (f)                          7.61%             2.56%               (1.02)%            1.07%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                              1.58%             1.56%                1.52%             1.54%
Net investment income (h)                 6.40%             7.87%(c)             8.77%             7.95%
Portfolio turnover rate                     62%              106%                  35%               44%
Net assets, end of
period (000's)                    $    271,733      $    323,866         $    508,079      $    568,311

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                    SIX MONTHS                               PERIOD
                                         ENDED         YEAR ENDED             ENDED
                                  NOVEMBER 30,            MAY 31,           MAY 31,
CLASS Z SHARES                            2004               2004           2003(a)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.98       $       6.05      $       5.59

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.19(c)            0.38(c)           0.17(c)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.38               0.01              0.45
                                  ------------       ------------      ------------
Total from Investment
Operations                                0.57               0.39              0.62

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.20)             (0.46)            (0.16)
Return of capital                           --                 --                --
                                  ------------       ------------      ------------
Total Distributions
Declared to Shareholders                 (0.20)             (0.46)            (0.16)

NET ASSET VALUE, END OF PERIOD    $       6.35       $       5.98      $       6.05
Total return (g)                          9.66%(h)           6.52%            11.29%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                              0.89%(j)           0.93%             1.03%(j)
Net investment income (i)                 6.14%(j)           6.15%             6.76%(j)
Portfolio turnover rate                     29%(h)             68%               59%(h)
Net assets, end of
period (000)                      $      9,810       $      1,150      $      1,188

                                                         YEAR ENDED DECEMBER 31,
CLASS Z SHARES                            2002              2001                 2000           1999(b)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $       5.62      $       5.99         $       6.62      $       7.10

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.39(c)           0.49(c)(d)           0.59(e)           0.53(e)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                          0.03             (0.31)(d)            (0.63)            (0.47)
                                  ------------      ------------         ------------      ------------
Total from Investment
Operations                                0.42              0.18                (0.04)             0.06

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                   (0.43)            (0.51)               (0.54)            (0.54)(f)
Return of capital                        (0.02)            (0.04)               (0.05)               --
                                  ------------      ------------         ------------      ------------
Total Distributions
Declared to Shareholders                 (0.45)            (0.55)               (0.59)            (0.54)

NET ASSET VALUE, END OF PERIOD    $       5.59      $       5.62         $       5.99      $       6.62
Total return (g)                          7.87%             3.14%               (0.59)%            1.50%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                              0.99%             0.98%                0.93%             0.95%(j)
Net investment income (i)                 6.99%             8.45%(d)             9.36%             8.54%(j)
Portfolio turnover rate                     62%              106%                  35%               44%
Net assets, end of
period (000)                      $          3      $      1,860         $          1      $      4,928

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g)  Total return at net asset value assuming all distributions reinvested.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

COLUMBIA FUNDS
                                                  COLUMBIA STRATEGIC INCOME FUND

                  LARGE GROWTH      Columbia Common Stock*
                                    Columbia Growth*
                                    Columbia Growth Stock
                                    Columbia Large Cap Growth
                                    Columbia Tax-Managed Growth
                                    Columbia Tax-Managed Growth II
                                    Columbia Young Investor

                   LARGE VALUE      Columbia Disciplined Value
                                    Columbia Growth & Income
                                    Columbia Large Cap Core
                                    Columbia Tax-Managed Value

                 MIDCAP GROWTH      Columbia Acorn Select
                                    Columbia Mid Cap Growth

                  MIDCAP VALUE      Columbia Dividend Income
                                    Columbia Mid Cap
                                    Columbia Strategic Investor

                  SMALL GROWTH      Columbia Acorn
                                    Columbia Acorn USA
                                    Columbia Small Company Equity

                   SMALL VALUE      Columbia Small Cap
                                    Columbia Small Cap Value

                      BALANCED      Columbia Asset Allocation
                                    Columbia Balanced
                                    Columbia Liberty Fund

                     SPECIALTY      Columbia Real Estate Equity
                                    Columbia Technology
                                    Columbia Utilities

          TAXABLE FIXED-INCOME      Columbia Contrarian Income*
                                    Columbia Corporate Bond*
                                    Columbia Federal Securities
                                    Columbia Fixed Income Securities
                                    Columbia High Yield
                                    Columbia High Yield Opportunity
                                    Columbia Income
                                    Columbia Intermediate Bond
                                    Columbia Intermediate Government Income
                                    Columbia Quality Plus Bond
                                    Columbia Short Term Bond
                                    Columbia Strategic Income

                    TAX EXEMPT      Columbia High Yield Municipal
                                    Columbia Intermediate Tax-Exempt Bond
                                    Columbia Managed Municipals
                                    Columbia National Municipal Bond
                                    Columbia Tax-Exempt
                                    Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                    Columbia Connecticut Intermediate Municipal Bond
                                    Columbia Connecticut Tax-Exempt
                                    Columbia Florida Intermediate Municipal Bond
                                    Columbia Massachusetts Intermediate Municipal Bond
                                    Columbia Massachusetts Tax-Exempt
                                    Columbia New Jersey Intermediate Municipal Bond
                                    Columbia New York Intermediate Municipal Bond
                                    Columbia New York Tax-Exempt
                                    Columbia Oregon Municipal Bond
                                    Columbia Pennsylvania Intermediate Municipal Bond
                                    Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET      Columbia Money Market
                                    Columbia Municipal Money Market

          INTERNATIONAL/GLOBAL      Columbia Acorn International
                                    Columbia Acorn International Select
                                    Columbia Global Equity
                                    Columbia International Equity*
                                    Columbia International Stock
                                    Columbia Newport Greater China
                                    Columbia Newport Tiger

                         INDEX      Columbia Large Company Index
                                    Columbia Small Company Index
                                    Columbia U.S. Treasury Index

* The fund was closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                  COLUMBIA STRATEGIC INCOME FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

eDELIVERY

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA STRATEGIC INCOME FUND SEMIANNUAL REPORT,                   PRSRT STD
NOVEMBER 30, 2004                                                 U.S. POSTAGE
                                                                      PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20
[COLUMBIAFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                716-03/751T-1104 (01/05) 05/3938

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust I
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 26, 2005
    ----------------------------------------------------------------------------